[front cover]

AUGUST 31, 1999

ANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

CALIFORNIA TAX-FREE MONEY MARKET
CALIFORNIA MUNICIPAL MONEY MARKET

                                                [american century logo(reg. sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K TESTING EFFORTS PAY
DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

CALIFORNIA TAX-FREE MONEY MARKET
(BCTXX)
-----------------------------------

CALIFORNIA MUNICIPAL MONEY MARKET
(BNCXX)
-----------------------------------



TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF
AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


--------------------------------------------------------------------------------
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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     Strong economic growth, increasing inflation anxiety, and rising interest rates set the tone for the U.S. bond market in 1999. These factors helped determine the performance of American Century's California municipal funds for the fiscal year ended August 31, 1999.

     Municipal bond funds enjoyed gains during the second half of 1998 when interest rates fell and bond markets rallied. Those positive returns were largely negated in 1999, however, as the recovery of overseas economies and unabated U.S. growth reignited inflation fears and sent interest rates soaring. While the Federal Reserve (the Fed--the U.S. central bank) saw fit to cut short-term interest rates three times during the fall of 1998, the Fed raised rates twice during the summer of 1999.

     Though market behavior and Fed interest rate policy swung from one extreme to the other, one thing that remained remarkably consistent was the performance of the American Century California municipal funds against their peers. All seven of our California municipal money market and bond funds provided higher tax-free yields and lower expenses than the average of their Lipper Inc. peer groups. That's a hallmark of the American Century municipal investment approach.

     The strength of our municipal investment and credit research teams also contributed to fund performance. The investment and credit teams, as well as fund investors, have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     In addition to strengthening our portfolio and research staff, we've recently made strategic investments in several other financial companies, including Archipelago, Tradepoint Financial Networks, W.R. Hambrecht, and WorldStreet Corporation. These investments demonstrate our active support of the development and use of technologies that improve the efficiencies of capital markets, lower trading costs, and ultimately offer better returns for shareholders.

     One final note--in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our continued diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                        Chief Executive Officer

[right margin]

                           Table of Contents
   Report Highlights ......................................................    2
   Frequently Asked
      Questions ...........................................................    3
CALIFORNIA TAX-FREE MONEY MARKET
   Performance Information ................................................    4
   Portfolio at a Glance ..................................................    4
   Management Q&A .........................................................    5
   Portfolio Composition
      by Credit Rating ....................................................    5
   Types of Investments ...................................................    5
   Schedule of Investments ................................................    6
CALIFORNIA MUNICIPAL MONEY MARKET
   Performance Information ................................................   10
   Portfolio at a Glance ..................................................   10
   Management Q&A .........................................................   11
   Portfolio Composition
      by Credit Rating ....................................................   11
   Types of Investments ...................................................   11
   Schedule of Investments ................................................   12
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   15
   Statements of Operations ...............................................   16
   Statements of Changes
      in Net Assets .......................................................   17
   Notes to Financial
      Statements ..........................................................   18
   Financial Highlights ...................................................   19
   Report of Independent
      Accountants .........................................................   21
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   22
      Lipper Rankings .....................................................   22
      Credit Rating
         Guidelines .......................................................   22
      Investment Team
         Leaders ..........................................................   22
   Glossary ...............................................................   23


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE MONEY MARKET

* California Tax-Free Money Market produced more state and federal tax-free income and had higher returns than the average California money market fund in the fiscal year ended August 31, 1999.

* One reason the portfolio delivered such good relative performance is that it has lower-than-average management expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* We were also able to produce very competitive yields because we've developed excellent working relationships with those dealers that offer attractive rates on California money market securities.

* The fund's yield increased significantly during the fiscal year. That's primarily because the Federal Reserve raised interest rates twice during the summer to try to cool the economy and head off inflation.

* Though interest rates are higher overall, yields on California money market securities are below national levels. California's healthy economy has reduced state and local borrowing needs. That means less supply, while demand for state tax-free securities remains high.

* We'd like to lock in higher rates by extending the fund's average maturity, but we'll likely wait until yields on California securities become more attractive relative to national levels.

CALIFORNIA MUNICIPAL MONEY MARKET

* California Municipal Money Market provided shareholders more state and federal tax-free income than the average California money market fund. The fund's return ranked in the top 15% of the Lipper group (see page 10 for complete ranking information).

* California Municipal Money Market's yield and return are higher than those of California Tax-Free Money Market because the municipal fund holds securities subject to the federal alternative minimum tax (AMT). AMT securities typically offer higher yields than non-AMT securities. California Municipal Money Market is most appropriate for investors who do not file under the AMT.

* The key to the fund's solid relative performance is our below-average management fees. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

* Though the portfolio's yield increased during the year, interest rates on California money market securities lagged those on national money market instruments. California's healthy economy has reduced state and local borrowing needs at a time when demand for state tax-free securities is high.

* Looking ahead, we'd like to lock in higher rates by extending the fund's average maturity, but we'll likely wait until yields on California securities become more attractive relative to national levels.

[left margin]

     CALIFORNIA TAX-FREE MONEY MARKET
                (BCTXX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                       1.31%*
   1 Year                         2.62%
7-DAY CURRENT YIELD:              2.54%
INCEPTION DATE:                 11/9/83
NET ASSETS:              $558.2 million


    CALIFORNIA MUNICIPAL MONEY MARKET
                (BNCXX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                       1.39%*
   1 Year                         2.76%
7-DAY CURRENT YIELD:              2.67%
INCEPTION DATE:                12/31/90
NET ASSETS:              $180.0 million

* Not annualized.

Investment terms are defined in the Glossary on pages 23-24.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE A LIMIT ON THE NUMBER OF  CHECKS I CAN WRITE ON MY MONEY  MARKET
ACCOUNT?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET FUND INTO A STOCK OR BOND FUND?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

HOW DO I DECIDE WHETHER A TAXABLE MONEY MARKET FUND OR A TAX-FREE MONEY MARKET FUND IS RIGHT FOR ME?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before an investor can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, the investor first must have provided us with written authorization to do so.

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


                                                www.americancentury.com      3


California Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

              CALIFORNIA TAX-FREE   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                  MONEY MARKET        AVERAGE RETURN      FUND'S RANKING
================================================================================
6 MONTHS(1)           1.31%               1.24%                 --
1 YEAR                2.62%               2.47%            12 OUT OF 51
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS               2.97%               2.81%            10 OUT OF 48
5 YEARS               3.07%               2.93%            10 OUT OF 43
10 YEARS              3.20%               3.16%            10 OUT OF 25

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 22-23 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                8/31/99           8/31/98
NUMBER OF SECURITIES              96                91
WEIGHTED AVERAGE
   MATURITY                     51 DAYS           34 DAYS
EXPENSE RATIO                    0.50%             0.50%

Investment terms are defined in the Glossary on pages 23-24.

YIELDS AS OF AUGUST 31, 1999
  7-DAY CURRENT YIELD            2.54%
  7-DAY EFFECTIVE YIELD          2.57%
  7-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET           3.89%
    37.42% TAX BRACKET           4.06%
    41.95% TAX BRACKET           4.37%
    45.22% TAX BRACKET           4.64%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


California Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Todd Pardula]

     An interview with Todd Pardula, a portfolio manager on the California Tax-Free Money Market fund investment team.

HOW DID CALIFORNIA TAX-FREE MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1999?

     California Tax-Free Money Market produced a total return of 2.62%. That's better than the average California tax-exempt money market fund, which returned 2.47% for the same period, according to Lipper Inc. California Tax-Free Money Market's return was good enough to rank in the top quarter of the Lipper group. (See the previous page for additional fund performance comparisons.)

HOW DOES THE PORTFOLIO'S YIELD COMPARE?

     The fund continued to provide shareholders with more state and federal tax-free income than the average California money fund. California Tax-Free Money Market's 7-day effective yield on August 31, 1999, was 2.57%, while the average yield of the 51 California tax-exempt money market funds tracked by Lipper was 2.41%.

WHY DID CALIFORNIA TAX-FREE MONEY MARKET PRODUCE BETTER YIELDS AND RETURNS THAN ITS LIPPER GROUP?

     The key to the portfolio's solid relative performance was our lower-than-average management fee. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

     Another reason the fund performed well was our ability to buy securities at attractive yields and prices. We're able to do that because we've developed solid working relationships with securities dealers who offer very good rates on California money market securities.

     We also made some good judgment calls about the market. For example, we decided not to buy some notes issued in early June because of their low yields. That turned out to be a good move because new issues came to market a few weeks later offering yields 25 basis points higher. (A basis point equals 0.01%, so 25 basis points equal 0.25%.)

CALIFORNIA TAX-FREE MONEY MARKET'S YIELD INCREASED, PARTICULARLY IN THE PAST SIX MONTHS. WHY?

     Money market yields are higher primarily because the Federal Reserve raised interest rates twice in the last six months to try to cool the economy and head off potential inflation. In addition, the market expects at least one more rate hike.

     But it's worth noting that yields on California money market securities are low relative to national levels. That's because demand for California securities is high, while supply is lower than in years past because California's strong economy has reduced security issuance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     We'd like to extend the average maturity slightly by adding some higher-yielding one-year securities. However, we'll likely hold off on extending the maturity until the difference in yield between California and national notes returns to more normal levels.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                8/31/99           2/28/99
SP1+              85%               79%
SP1                7%               11%
SP2                8%               10%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 22 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF AUGUST 31, 1999
Variable-Rate Notes        74%
Put Bonds                  10%
Municipal Notes             7%
Commercial Paper            6%
Bonds <1 Year               3%

AS OF FEBRUARY 28, 1999
Variable-Rate Notes        79%
Put Bonds                   9%
Municipal Notes             5%
Bonds <1 Year               4%
Commercial Paper            3%

Investment terms are defined in the Glossary on pages 23-24.


                                                www.americancentury.com      5


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's amortized cost, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
             $  7,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-10,
                              VRDN, 3.10%, 9/1/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 8/19/98-3/8/99,
                              Cost $7,000,000)(1)                   $  7,000,000
                3,912,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-17,
                              VRDN, 3.10%, 9/1/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 11/18/98-3/9/99,
                              Cost $3,912,000)(1)                      3,912,000
                5,000,000  ABN Amro Munitops Certificates
                              Trust Receipts, Series 1998-25,
                              VRDN, 3.20%, 12/1/99 (FGIC)
                              (SBBPA: ABN Amro Bank N.V.)
                              (Acquired 12/2/98, Cost
                              $5,000,000)(1)                           5,000,000
                2,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Bentley School), VRDN, 2.80%,
                              9/1/99 (LOC: Banque
                              Nationale de Paris S.A.)                 2,000,000
               10,500,000  Avalon Community Improvement
                              Agency Tax Allocation Rev.,
                              (Community Improvement Area),
                              VRDN, 3.30%, 9/2/99 (LOC:
                              Union Bank of California, N.A.)         10,500,000
               10,300,000  Azusa Multifamily Housing Rev.,
                              (Pacific Glen Apartments),
                              VRDN, 2.90%, 9/2/99 (FNMA
                              Collateral Agreement)                   10,300,000
                1,600,000  California Educational Facilities
                              Auth. Rev., (Mount St. Marys
                              College), VRDN, 2.80%,
                              9/1/99 (LOC: Allied Irish
                              Banks, PLC)                              1,600,000
                3,500,000  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (University Judaism), VRDN,
                              2.90%, 9/2/99 (LOC: Allied
                              Irish Banks, PLC)                        3,500,000
                4,400,000  California Health Facilities Auth.
                              Rev., (Episcopal Home), VRDN,
                              3.15%, 9/1/99 (LOC: Union
                              Bank of California, N.A.)                4,400,000
                  910,000  California Health Facilities
                              Financing Auth. Rev., (Little Co.
                              Mary Health Service), 3.50%,
                              10/1/99 (AMBAC)                            910,217
                  490,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1990 A, (Pooled Project),
                              VRDN, 2.90%, 9/1/99 (LOC:
                              Rabobank Nederland N.V.)                   490,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,500,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1995 C, (Catholic Healthcare
                              West), VRDN, 2.75%, 9/1/99
                              (MBIA) (SBBPA: Rabobank
                              Nederland N.V.)                       $  3,500,000
                8,400,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1996 D, (Catholic Healthcare),
                              VRDN, 2.75%, 9/1/99 (MBIA)
                              (SBBPA: Rabobank
                              Nederland N.V.)                          8,400,000
                7,460,000  California Housing Finance Agency
                              Rev., Series 1999 I, VRDN,
                              2.85%, 9/1/99 (MBIA)
                              (SBBPA: Westdeutsche
                              Landesbank Girozentral)                  7,460,000
                1,000,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), VRDN, 3.10%,
                              11/15/99 (Guaranteed: Chevron
                              Corp.)                                   1,000,000
               10,500,000  California Pollution Control
                              Financing Auth. Rev., (Chevron
                              USA Inc.), VRDN, 3.10%,
                              5/15/00 (Guaranteed: Chevron
                              Corp.)                                  10,500,000
                1,550,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 B, (Southern California
                              Edison), VRDN, 2.60%, 9/1/99
                              (Guaranteed: Southern
                              California Edison Company)               1,550,000
                5,000,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 C, VRDN,
                              3.15%, 9/15/99 (LOC:
                              National Westminster Bank PLC)           5,000,000
                4,000,000  California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 C, VRDN,
                              2.55%, 9/1/99 (LOC: Bank of
                              America N.T. & S.A.)                     4,000,000
                3,895,000  California State GO, VRDN,
                              3.04%, 9/2/99 (MBIA)
                              (SBBPA: Merrill Lynch & Co.,
                              Inc.) (Acquired 5/3/99, Cost
                              $3,895,000)(1)                           3,895,000
                5,000,000  California Statewide Communities
                              Apartment Development Auth.
                              Rev., (Whispering Winds
                              Apartments), VRDN, 2.80%,
                              9/1/99 (LOC: Rabobank
                              Nederland N.V.)                          5,000,000
                7,475,000  California Statewide Communities
                              Development Auth. Rev., Fixed
                              Rate Trust Receipts, 3.35%,
                              9/30/99 (FSA) (Acquired
                              4/29/99, Cost $7,475,000)(1)             7,475,000


6      1-800-345-2021                          See Notes to Financial Statements


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  7,700,000  California Statewide COP,
                              (Covenant Retirement
                              Community), VRDN, 3.125%,
                              9/2/99 (LOC: LaSalle National
                              Bank)                                 $  7,700,000
               13,000,000  California Transportation Finance
                              Auth. Rev., VRDN, 2.90%,
                              9/1/99 (FSA) (SBBPA: Credit
                              Suisse First Boston)                    13,000,000
                6,840,000  Contra Costa County COP, VRDN,
                              3.10%, 9/1/99 (MBIA)
                              (SBBPA: Bank of New York)
                              (Acquired 6/10/99, Cost
                              $6,840,000)(1)                           6,840,000
                5,125,000  Covina Redevelopment Agency
                              Multifamily Housing Rev.,
                              (Shadowhills Apartments),
                              VRDN, 2.90%, 9/2/99 (FNMA
                              Collateral Agreement)                    5,125,000
                6,500,000  East Bay Municipal Utility District
                              Commercial Paper, 3.25%,
                              10/14/99 (SBBPA:
                              Westdeutsche Landesbank
                              Girozentrale)                            6,500,000
                8,000,000  East Bay Municipal Utility District
                              Commercial Paper, 2.95%,
                              9/7/99 (SBBPA: Westdeutsche
                              Landesbank Girozentrale)                 8,000,000
                2,990,000  Fillmore Public Financing Auth.
                              Tax Allocation, Series 1998 B,
                              (Central City Redevelopment),
                              VRDN, 2.90%, 9/2/99 (LOC:
                              California State Teachers'
                              Retirement System)                       2,990,000
                  990,000  Fontana Special Tax, (Community
                              Facilities District No. 2-A),
                              4.00%, 9/1/99 (MBIA)                       990,000
                1,000,000  Fremont Unified High School
                              District Santa Clara County GO,
                              Series 1998 A, 7.00%, 9/1/99
                              (FGIC)                                   1,000,000
                2,000,000  Glendale Industrial Development
                              Auth. Rev., (Reliance
                              Development), VRDN, 3.50%,
                              9/15/99 (LOC: Bank of
                              Montreal)                                2,000,000
                5,500,000  Golden Empire Schools Financing
                              Auth. Rev., Series 1995 A,
                              (Kern High School District),
                              VRDN, 2.95%, 9/1/99 (LOC:
                              National Westminster Bank PLC
                              and Canadian Imperial Bank of
                              Commerce)                                5,500,000
                2,000,000  Hacienda La Puente Unified
                              School District COP, VRDN,
                              3.20%, 9/2/99 (LOC: Union
                              Bank of California, N.A.)                2,000,000
                1,120,000  Hanford COP, (Public IMPC Corp.),
                              VRDN, 3.30%, 9/2/99 (LOC:
                              Union Bank of California, N.A.)          1,120,000
                6,055,000  Hanford Sewer Rev., Series
                              1996 A, VRDN, 3.30%,
                              9/2/99 (LOC: Union Bank of
                              California, N.A.)                        6,055,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,200,000  Helix Water District COP, Series
                              1999 A, 7.25%, 4/1/00 (FSA)           $  1,224,801
                3,500,000  Hemet Multifamily Housing Auth.
                              Rev., (Sunwest Resort), VRDN,
                              2.75%, 9/2/99 (LOC: FHLB)                3,500,000
                4,200,000  Hemet Multifamily Housing Auth.
                              Rev., (West Acacia), VRDN,
                              2.85%, 9/2/99 (LOC: FHLB)                4,200,000
                2,900,000  Irvine Ranch Water District Rev.,
                              Series 1985 B, (Consolidated
                              Bonds), VRDN, 2.50%, 9/1/99
                              (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)           2,900,000
               15,900,000  Kern County Superintendent of
                              Schools COP, Series 1996 A,
                              VRDN, 2.95%, 9/2/99 (LOC:
                              Anchor National Life Insurance
                              Company)                                15,900,000
                4,250,000  Lancaster Redevelopment Agency
                              Rev., Series 1996 C, (20th
                              Street Apartments), VRDN,
                              2.90%, 9/2/99 (LOC: FHLB)                4,250,000
                2,100,000  Lemore COP, (Golf Course),
                              VRDN, 3.20%, 9/2/99 (LOC:
                              Union Bank of California, N.A.)          2,100,000
                2,900,000  Loma Linda Water Rev., VRDN,
                              3.15%, 9/1/99 (LOC: Union
                              Bank of California, N.A.)                2,900,000
                8,350,000  Los Angeles Community
                              Redevelopment Agency Rev.,
                              VRDN, 2.95%, 9/2/99 (LOC:
                              Barclays Bank PLC)                       8,350,000
                1,000,000  Los Angeles COP, (Municipal
                              Improvement Corp., Project H),
                              3.00%, 11/1/99 (AMBAC)                   1,000,000
                9,600,000  Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1993 A,
                              (Proposition C, Second Series),
                              VRDN, 2.75%, 9/2/99 (MBIA)
                              (SBBPA: Credit Locale de
                              France)                                  9,600,000
                9,800,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              VRDN, 2.80%, 9/1/99 (FGIC)
                              (SBBPA: Bayerische
                              Landesbank Girozentrale)                 9,800,000
                6,496,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 C, (Studio
                              Colony), VRDN, 2.90%, 9/2/99
                              (LOC: Bank One Arizona, N.A.)            6,496,000
               33,000,000  Los Angeles Multifamily Housing
                              Rev., Series 1985 K, VRDN,
                              2.70%, 9/7/99 (LOC: FHLB)               33,000,000
                3,350,000  Los Angeles Municipal
                              Improvement Corp. Lease Rev.,
                              Series 1999 E, (Police
                              Emergency), 4.00%, 9/1/00
                              (AMBAC)                                  3,367,865


See Notes to Financial Statements                www.americancentury.com      7


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $20,000,000  Los Angeles Unified School
                              District Floating Rate Trust
                              Receipts, 3.10%, 9/8/99
                              (SBBPA: Bank of New York)
                              (Acquired 7/1/99, Cost
                              $20,000,000)(1)(2)                    $ 20,000,000
                2,635,000  Maywood Public Financing Auth.
                              Tax Allocation, VRDN, 3.00%,
                              9/2/99 (LOC: Allied Irish
                              Banks, PLC)                              2,635,000
                5,000,000  Metropolitan Water District
                              Commercial Paper, 3.25%,
                              9/13/99 (SBBPA: Westdeutsch
                              Landesbank Girozentrale)                 5,000,000
                2,000,000  Modesto Multifamily Housing Rev.,
                              Series 1996 A, (Shadowbrook),
                              VRDN, 3.10%, 9/2/99 (LOC:
                              Bank of America N.T. & S.A.)             2,000,000
                2,025,000  Modesto Special Tax, (Community
                              Facilities District No. 98-1),
                              VRDN, 2.90%, 9/2/99 (LOC:
                              Wells Fargo Bank, N.A.)                  2,025,000
                1,880,000  Moreno Valley COP, (City Hall
                              Refinancing), VRDN, 3.30%,
                              9/2/99 (LOC: Union Bank of
                              California, N.A.)                        1,880,000
                1,500,000  Oakland Economic Development
                              Rev., Series 1997 A, (Allen
                              Temple Family Life), VRDN,
                              2.90%, 9/2/99 (LOC: Wells
                              Fargo Bank, N.A.)                        1,500,000
               14,000,000  Oceanside Multifamily Housing
                              Rev., (Lakeridge Apartments),
                              VRDN, 3.45%, 9/1/99
                              (Guaranteed: Continental
                              Casualty Co.)                           14,000,000
                8,380,000  Orange County Apartment
                              Development Rev., Series
                              1992 B, (Aliso Creek), VRDN,
                              2.75%, 9/2/99 (LOC: WFC
                              Holdings Corp.)                          8,380,000
                5,500,000  Orange County Sanitation District
                              COP, VRDN, 2.40%, 9/1/99
                              (LOC: National Westminster
                              Bank PLC)                                5,500,000
                5,000,000  Rancho Water District Financing
                              Auth. Rev., Series 1998 A,
                              VRDN, 2.75%, 9/1/99 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                           5,000,000
                2,500,000  Redwood City COP, (City Hall),
                              VRDN, 2.90%, 9/2/99 (LOC:
                              KBC Bank N.V.)                           2,500,000
                9,000,000  Rialto Public Financing Auth. Tax
                              Allocation, Series 1998 A,
                              (Agua Mansa & Industrial),
                              VRDN, 3.65%, 9/2/99 (LOC:
                              Union Bank of California, N.A.)          9,000,000
                3,370,000  Riverside County Multifamily
                              Housing Rev., (Ambergate
                              Apartments), VRDN, 3.00%,
                              9/2/99 (LOC: Union Bank of
                              California, N.A.)                        3,370,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,715,000  Rohnert Park Multifamily Housing
                              Rev., (Crossbrook Apartments),
                              VRDN, 2.75%, 9/1/99 (FNMA
                              Collateral Agreement)                 $  1,715,000
                6,800,000  Sacramento County Multifamily
                              Housing Rev., Series 1996 A,
                              VRDN, 2.80%, 9/1/99 (LOC:
                              California State Teachers'
                              Retirement System)                       6,800,000
                2,000,000  San Bernardino County COP,
                              (Medical Center Financing),
                              VRDN, 2.85%, 9/1/99 (MBIA)
                              (SBBPA: Landesbank
                              Hessen-Thuringen Girozentrale)           2,000,000
               22,875,000  San Bernardino County COP,
                              VRDN, 3.04%, 9/2/99 (MBIA)
                              (SBBPA: Merrill Lynch & Co.,
                              Inc.) (Acquired
                              6/28/95-2/4/98, Cost
                              $22,875,000)(1)                         22,875,000
               25,500,000  San Bernardino County Multifamily
                              Housing Auth. Rev., 4.80%,
                              5/1/00 (LOC: National
                              Westminster Bank PLC)
                              (Acquired 4/27/99, Cost
                              $25,846,035)(1)                         25,731,006
                3,350,000  San Bernardino County Multifamily
                              Housing Auth. Rev., Series
                              1992 A, (Arrowview Park
                              Apartments), VRDN, 2.85%,
                              9/2/99 (LOC: FHLB)                       3,350,000
                1,800,000  San Bernardino County Multifamily
                              Housing Auth. Rev., Series
                              1993 A, (Monterey Villas
                              Apartments), VRDN, 2.85%,
                              9/2/99 (LOC: FHLB)                       1,800,000
                2,800,000  San Bernardino County Multifamily
                              Housing Auth. Rev., Series
                              1997 A, (Mountain View),
                              VRDN, 2.90%, 9/2/99
                              (LOC: FHLB)                              2,800,000
                4,200,000  San Diego Multifamily Housing
                              Rev., Series 1993 A, (Coral
                              Point Apartments), VRDN,
                              3.45%, 9/2/99 (Guaranteed:
                              Continental Casualty Co.)                4,200,000
                3,500,000  San Diego Teeter Notes, 3.20%,
                              10/4/99 (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)           3,500,000
                2,800,000  San Diego Teeter Notes, 3.25%,
                              10/21/99 (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)           2,800,000
                5,000,000  San Diego Teeter Notes, 3.45%,
                              3/7/00 (LOC: Landesbank
                              Hessen-Thuringen Girozentrale)           5,000,000
                3,000,000  San Diego Unified School District
                              Tax and Rev. Anticipation Notes,
                              Series 1998 A, 4.50%,
                              10/1/99                                  3,002,718


8      1-800-345-2021                          See Notes to Financial Statements


California Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,000,000  San Francisco City and County
                              Redevelopment Agency
                              Multifamily Housing Rev., Series
                              1985 B, (Bayside Village),
                              VRDN, 2.80%, 9/2/99 (LOC:
                              Bank One Arizona, N.A.)               $  5,000,000
                2,265,000  San Francisco City and County
                              Redevelopment Financing Auth.
                              Rev., (Yerba Buena Garden),
                              VRDN, 2.95%, 9/1/99 (LOC:
                              National Westminster Bank PLC)           2,265,000
                1,000,000  San Francisco City and County
                              Sewer Rev., 6.50%, 10/1/99,
                              Prerefunded at 102% of Par(3)            1,023,165
                2,400,000  San Francisco City and County
                              Unified School District Tax and
                              Rev. Anticipation Notes, 4.50%,
                              9/22/99                                  2,401,483
                2,945,000  San Jose Financing Auth. Rev.,
                              Series 1998 B, (Hayes Mansion
                              Improvement), VRDN, 2.90%,
                              9/1/99 (AMBAC) (SBBPA:
                              Bank of Nova Scotia)                     2,945,000
                1,500,000  San Jose-Santa Clara Water
                              Financing Auth. Sewer Rev.,
                              Series 1997 A, 4.00%,
                              11/15/99 (AMBAC)                         1,502,731
               13,400,000  Santa Paula Public Financing Auth.
                              Lease Rev., (Water System
                              Acquisition), VRDN, 2.75%,
                              9/1/99 (LOC: California State
                              Teachers' Retirement System)            13,400,000
                3,075,000  Simi Valley Multifamily Housing
                              Rev., Series 1993 A, VRDN,
                              2.75%, 9/2/99 (LOC: FHLMC)               3,075,000
               35,000,000  South Coast Local Education
                              Agencies Tax & Rev. Anticipation
                              Notes, 4.00%, 6/30/00 (MBIA)            35,186,158

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,400,000  Triunfo Sanitation District Rev.,
                              VRDN, 3.00%, 9/1/99 (LOC:
                              Banque Nationale de Paris S.A.)       $  1,400,000
                3,030,000  University of California Rev., Series
                              1999 J, (Multiple Purpose),
                              4.50%, 9/1/00                            3,059,998
                9,400,000  Vacaville Multifamily Mortgage
                              Rev., (Quail Run), VRDN, 2.70%,
                              9/1/99 (FNMA)                            9,400,000
                1,880,000  Vallejo Unified School District GO,
                              7.75%, 8/1/00 (FSA)                      1,949,459
                7,000,000  Watereuse Finance Auth. Rev.,
                              VRDN, 2.90%, 9/1/99 (FSA)
                              (SBBPA: Credit Suisse First
                              Boston)                                  7,000,000
                4,000,000  West Basin Municipal Water
                              District Rev. COP, Series
                              1999 B, VRDN, 3.00%, 9/1/99
                              (LOC: Bayerische Hypo-Und
                              Vereinsbank AG)                          4,000,000
                1,900,000  West Hollywood COP, VRDN,
                              3.30%, 9/2/99 (LOC: Union
                              Bank of California, N.A.)                1,900,000
                4,300,000  Westminster COP, Series 1998 A,
                              (Civic Center), VRDN, 2.90%,
                              9/2/99 (AMBAC) (SBBPA: First
                              Union National Bank)                     4,300,000
                1,900,000  Westminster Redevelopment
                              Agency Tax Allocation Rev.,
                              (Commercial Redevelopment
                              Project No. 1), VRDN, 2.90%,
                              9/2/99 (AMBAC) (SBBPA:
                              Landesbank Hessen-Thuringen
                              Girozentrale)                            1,900,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES--100.0%                                 $554,872,601
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation      GO = General Obligation

COP = Certificates of Participation      LOC = Letter of Credit

FGIC = Financial Guaranty Insurance Co.  MBIA = MBIA Insurance Corp.

FHLB = Federal Home Loan Bank            SBBPA = Standby Bond Purchase Agreement

FHLMC = Federal Home Loan Mortgage Corp. VRDN = Variable Rate Demand Note.
                                         Interest reset date is indicated and
                                         used in calculating the weighted
                                         average portfolio maturity. Rate shown
                                         is effective August 31, 1999.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

(1) Security was purchased under rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at August 31, 1999, was $102,728,006, which represented 18.4% of net assets. None of these securities are considered to be illiquid.

(2) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.


See Notes to Financial Statements                www.americancentury.com      9


California Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

              CALIFORNIA MUNICIPAL   CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS(2)
                 MONEY MARKET          AVERAGE RETURN       FUND'S RANKING
================================================================================
6 MONTHS(1)          1.39%                 1.24%                 --
1 YEAR               2.76%                 2.47%             7 OUT OF 51
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS              3.04%                 2.81%             7 OUT OF 48
5 YEARS              3.14%                 2.93%             7 OUT OF 43
LIFE OF FUND         3.09%                 2.86%             6 OUT OF 35

The fund's inception date was 12/31/90.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 22-23 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                 8/31/99        8/31/98
NUMBER OF SECURITIES               54            58
WEIGHTED AVERAGE
  MATURITY                       58 DAYS       40 DAYS
EXPENSE RATIO                     0.50%         0.50%

Investment terms are defined in the Glossary on pages 23-24.

YIELDS AS OF AUGUST 31, 1999
  7-DAY CURRENT YIELD             2.67%
  7-DAY EFFECTIVE YIELD           2.70%
  7-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET            4.09%
    37.42% TAX BRACKET            4.27%
    41.95% TAX BRACKET            4.60%
    45.22% TAX BRACKET            4.87%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


10      1-800-345-2021


California Municipal Money Market--Q&A
--------------------------------------------------------------------------------

     An interview with Todd Pardula (pictured on page 5), a portfolio manager on the California Municipal Money Market fund investment team.

HOW DID CALIFORNIA MUNICIPAL MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1999?

     California Municipal Money Market had a total return of 2.76%, which ranked in the top 15% of the Lipper group. (See the previous page for additional fund returns and performance comparisons.)

     The portfolio also provided more state and federal tax-free income than the average California money fund. California Municipal Money Market's 7-day effective yield on August 31, 1999, was 2.70%, while the average yield of the 51 California tax-exempt money market funds tracked by Lipper was 2.41%.

WHY DID CALIFORNIA MUNICIPAL MONEY MARKET OUTPERFORM ITS LIPPER GROUP?

     The key to the portfolio's solid relative performance was our lower-than-average management fee. Other things being equal, lower expenses mean higher yields and returns for our shareholders.

     Another reason the fund performed well was our ability to buy securities at attractive yields and prices. We're able to do that because we've developed solid working relationships with securities dealers who offer very good rates on California money market securities.

     We also made some good judgment calls about the market. For example, we decided not to buy some notes issued early in June because of their low yields. That turned out to be a good move because new issues came to market a few weeks later offering yields 25 basis points higher. (A basis point equals 0.01%, so 25 basis points equal 0.25%.)

     In addition, California Municipal Money Market tends to hold a greater percentage of securities subject to the federal alternative minimum tax (AMT) than the other funds in the Lipper group. AMT securities typically offer higher yields than non-AMT notes.

CALIFORNIA MUNICIPAL MONEY MARKET'S YIELD INCREASED, PARTICULARLY IN THE PAST SIX MONTHS. WHY?

     Money market yields rose primarily because the Federal Reserve raised interest rates twice in the last six months to try to cool the economy and head off potential inflation. In addition, the market expects at least one more rate hike.

     But it's worth noting that yields on California money market securities are low relative to national levels. That's because demand for California securities is high, while supply is lower than in years past because California's strong economy has reduced security issuance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     We'd like to extend the average maturity slightly by adding some higher-yielding one-year securities. However, we'll likely hold off on extending the fund's maturity until the difference in yield between California and national notes returns to more normal levels.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                  AS OF             AS OF
                 8/31/99           2/28/99
SP1+               72%               72%
SP1                15%               14%
SP2                13%               14%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 22 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF AUGUST 31, 1999
Variable-Rate Notes        79%
Put Bonds                  17%
Municipal Notes             4%

AS OF FEBRUARY 28, 1999
Variable-Rate Notes        89%
Put Bonds                  11%

Investment terms are defined in the Glossary on pages 23-24.


                                                www.americancentury.com      11


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's amortized cost, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES
             $  3,200,000  Abaq Finance Authority for
                              Nonprofit Corps California
                              Multifamily Rev., VRDN, 3.00%,
                              9/2/99 (LOC: Comerica
                              Bank-California)                     $  3,200,000
                3,000,000  Alameda County Industrial
                              Development Auth. Rev., (Bat
                              Properties), VRDN, 3.00%,
                              9/2/99 (LOC: Wells Fargo
                              Bank, N.A.)                             3,000,000
                1,250,000  Alameda County Industrial
                              Development Auth. Rev., (Design
                              Workshops), VRDN, 3.00%,
                              9/2/99 (LOC: Wells Fargo
                              Bank, N.A.)                             1,250,000
                1,700,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1994 A, (Scientific Technology),
                              VRDN, 3.05%, 9/1/99 (LOC:
                              Banque Nationale de Paris S.A.)         1,700,000
                  700,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1996 A, (Edward L. Shimmon
                              Inc.), VRDN, 3.00%, 9/2/99
                              (LOC: Banque Nationale de
                              Paris S.A.)                               700,000
                1,685,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1997 A, (Adeline Association),
                              VRDN, 3.00%, 9/2/99 (LOC:
                              Wells Fargo Bank, N.A.)                 1,685,000
                1,350,000  Alameda County Industrial
                              Development Auth. Rev., Series
                              1997 A, (Plyproperties), VRDN,
                              3.00%, 9/2/99 (LOC: Wells
                              Fargo Bank, N.A.)                       1,350,000
                2,900,000  California Health Facilities Auth.
                              Rev., (Episcopal Home), VRDN,
                              3.15%, 9/1/99 (LOC: Union
                              Bank of California, N.A.)               2,900,000
                3,605,000  California Housing Finance
                              Agency Rev., Series 1996 A,
                              Class A, VRDN, 3.09%, 9/2/99
                              (LOC: Caisse Des Depots et
                              Consignations) (Acquired
                              2/4/98, Cost $3,605,000)(1)             3,605,000
               10,000,000  California Housing Finance
                              Agency Single Family Mortgage
                              Purchase Rev., Series 1999 E,
                              3.40%, 8/1/00                          10,000,000
                1,000,000  California Infrastructure and
                              Economic Industrial
                              Development Rev., (Roller
                              Bearing Co. America), VRDN,
                              3.10%, 9/1/99 (LOC: First
                              Union National Bank)                    1,000,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,500,000  California Infrastructure and
                              Economic Industrial
                              Development Rev., Series
                              1999 A, VRDN, 3.05%,
                              9/2/99 (LOC: Wells Fargo
                              Bank, N.A.)                          $  2,500,000
                8,500,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1994 A,
                              (Western Waste Industries),
                              VRDN, 3.30%, 9/2/99 (LOC:
                              Union Bank of California, N.A.)         8,500,000
                2,500,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1999 A,
                              (Athens Disposal Inc.), VRDN,
                              2.95%, 9/1/99 (LOC: Wells
                              Fargo Bank, N.A.)                       2,500,000
                2,525,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1999 A,
                              (Evergreen Distributors), VRDN,
                              3.00%, 9/1/99 (LOC: California
                              State Teacher's Retirement
                              System)                                 2,525,000
                3,435,000  California Pollution Control
                              Financing Auth. Solid Waste
                              Disposal Rev., Series 1999 A,
                              (Greenwaste of Tehama), VRDN,
                              3.05%, 9/1/99 (LOC: Comerica
                              Bank-California)                        3,435,000
                2,300,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 C, VRDN,
                              3.15%, 9/15/99 (LOC:
                              National Westminster Bank PLC)          2,300,000
                6,100,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Applied Aerospace), VRDN,
                              3.00%, 9/1/99 (LOC:
                              American National Bank and
                              Trust Company of Chicago)               6,100,000
                1,100,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (CALCO), VRDN, 2.95%,
                              9/1/99 (LOC: Wells Fargo
                              Bank, N.A.)                             1,100,000
                2,000,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Provena Foods Inc.), VRDN,
                              3.05%, 9/1/99 (LOC: Comerica
                              Bank-California)                        2,000,000
                2,400,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Scientific Specialties), VRDN,
                              3.00%, 9/1/99 (LOC: Bank of
                              America N.T. & S.A.)                    2,400,000


12      1-800-345-2021                        See Notes to Financial Statements


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,040,000  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Vortech Engineering Inc.),
                              VRDN, 3.55%, 9/1/99 (LOC:
                              Bank of Hawaii)                      $  3,040,000
                1,418,364  California State Economic
                              Development Financing Auth.
                              Industrial Development Rev.,
                              (Wesflex Pipe Manufacturing),
                              VRDN, 3.20%, 9/2/99 (LOC:
                              Wells Fargo Bank, N.A.)                 1,418,364
                4,995,000  California State Veterans GO,
                              VRDN, 3.10%, 9/9/99 (LOC:
                              Merrill Lynch & Co. Inc),
                              (Acquired 3/5/99, Cost
                              $4,995,000)(1)                          4,995,000
                3,500,000  California Statewide Communities
                              Development Auth. Lease Rev.,
                              Fixed Rate Trust Receipts,
                              3.65%, 2/17/00 (LOC: Merrill
                              Lynch & Co., Inc.) (Acquired
                              8/19/99, Cost $3,500,000)(1)            3,500,000
                5,900,000  California Statewide Communities
                              Development Auth. Multifamily
                              Housing Rev., Series 1997 A,
                              (Plaza Club Apartments), VRDN,
                              3.15%, 9/1/99 (LOC: Comerica
                              Bank-California)                        5,900,000
                1,200,000  California Statewide Communities
                              Development Auth. Multifamily
                              Housing Rev., Series 1997 G,
                              (Sunrise of Moraga), VRDN,
                              3.10%, 9/2/99 (LOC:
                              Commerzbank A.G.)                       1,200,000
                1,425,000  California Statewide Communities
                              Development Auth. Rev., Fixed
                              Rate Trust Receipts, 3.35%,
                              9/30/99 (FSA) (Acquired
                              4/29/99, Cost $1,425,000)(1)            1,425,000
                1,650,000  California Statewide Communities
                              Development Corp. Rev., (South
                              Bay Circle), VRDN, 3.10%,
                              9/1/99 (LOC: California
                              Teachers' Retirement System)            1,650,000
                1,445,000  California Statewide Communities
                              Development Corp. Rev., (Tri H
                              Foods), VRDN, 4.10%, 9/1/99
                              (LOC: Union Bank of California,
                              N.A.)                                   1,445,000
                1,225,000  California Statewide Communities
                              Development Corp. Rev., Series
                              1996 G, (Lansmont Property),
                              VRDN, 3.10%, 9/1/99 (LOC:
                              Wells Fargo Bank, N.A.)                 1,225,000
                5,560,000  California Statewide Communities
                              Development Corp. Rev., Series
                              1998 B, (DIX Metals), VRDN,
                              3.20%, 9/1/99 (LOC: California
                              State Teachers' Retirement
                              System)                                 5,560,000
                4,900,000  Chula Vista Industrial Development
                              Rev., Series 1996 B, (San Diego
                              Gas & Electric Co.), VRDN,
                              2.65%, 9/1/99                           4,900,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,500,000  Kern County Superintendent of
                              Schools COP, Series 1996 A,
                              VRDN, 2.95%, 9/2/99 (LOC:
                              Anchor National Life Insurance
                              Company)                             $  5,500,000
                3,000,000  La Verne Industrial Development
                              Auth. Rev., Series 1998 A,
                              VRDN, 3.10%, 9/2/99 (LOC:
                              Fleet Bank, N.A.) (Acquired
                              12/21/98, Cost $3,000,000)(1)           3,000,000
                2,000,000  Lassen Municipal Utility District
                              Rev., Series 1996 A, VRDN,
                              3.20%, 9/2/99 (FSA) (SBBPA:
                              Credit Local de France)                 2,000,000
                3,340,000  Los Angeles County Industrial
                              Development Auth. Rev., (Caitac
                              & Jae Co., Inc.), VRDN, 4.10%,
                              9/1/99 (LOC: Union Bank of
                              California, N.A.)                       3,340,000
                1,985,000  Los Angeles Industrial
                              Development Auth. Rev.,
                              (Kairak Inc.), VRDN, 3.60%,
                              9/1/99 (LOC: Bank of Hawaii)            1,985,000
                1,235,000  Los Angeles Industrial
                              Development Auth. Rev.,
                              (Keystone Engineering
                              Company), VRDN, 3.60%,
                              9/1/99 (LOC: Bank of Hawaii)            1,235,000
                5,500,000  Los Angeles Multifamily Housing
                              Rev., Series 1997 D, (Mission
                              Village Terrace), VRDN, 2.90%,
                              9/2/99 (LOC: FHLB)                      5,500,000
                3,600,000  Oxnard Industrial Development
                              Auth. Rev., (Western Saw
                              Manufacturers), VRDN, 3.00%,
                              9/1/99 (LOC: California State
                              Teachers' Retirement System)            3,600,000
                2,500,000  Oxnard Industrial Development
                              Financing Auth. Rev., (Accurate
                              Engineering), VRDN, 3.00%,
                              9/1/99 (LOC: California State
                              Teachers' Retirement System)            2,500,000
                2,400,000  Pinole Redevelopment Agency,
                              Series 1998 A, (East Bluff
                              Apartments), VRDN, 3.20%,
                              9/2/99 (LOC: Comerica
                              Bank-California)                        2,400,000
                2,565,000  Pleasant Hill Redevelopment
                              Agency Multifamily Housing Rev.,
                              Series 1996 A, (Chateau III),
                              VRDN, 3.10%, 9/2/99 (LOC:
                              Commerzbank A.G.)                       2,565,000
                3,000,000  Port of Oakland Rev. Floating Rate
                              Trust Receipts, Series 1999 A24,
                              3.15%, 9/1/99 (MBIA) (SBBPA:
                              Commerzbank AG) (Acquired
                              7/21/99, Cost $3,000,000)(1)(2)         3,000,000
                3,400,000  Port of Oakland Rev. Floating Rate
                              Trust Receipts, Series 1999 A24,
                              3.15%, 9/1/99 (MBIA) (SBBPA:
                              Commerzbank AG) (Acquired
                              4/12/99, Cost $3,400,000)(1)(2)         3,400,000


See Notes to Financial Statements               www.americancentury.com      13


California Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,110,000  Riverside County Industrial
                              Development Auth. Rev., (Merrick
                              Engineering Inc.), VRDN, 2.95%,
                              9/1/99 (LOC: Wells Fargo
                              Bank, N.A.) (Acquired 6/29/99,
                              Cost $2,110,000)(1)                  $  2,110,000
               13,500,000  Sacramento County Housing Auth.
                              Rev., Issue 1992 A, (Shadowood
                              Apartments), VRDN, 3.00%,
                              9/1/99 (LOC: General Electric
                              Capital Corp.)                         13,500,000
                2,500,000  Sacramento County Special
                              Facilities Airport Rev., (Cessna
                              Aircraft Co.), VRDN, 3.00%,
                              9/2/99 (LOC: Bank of America
                              N.T. & S.A.)                            2,500,000
                7,500,000  San Bernardino County Multifamily
                              Housing Auth. Rev., 4.80%,
                              5/1/00 (LOC: National
                              Westminster Bank PLC),
                              (Acquired 4/27/99, Cost
                              $7,601,775)(1)                          7,567,943

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,514,151  San Bernardino County Single
                              Family Mortgage Rev., Series
                              1999 A-2, 5.16%, 6/1/00
                              (GIC: Transamerica Life
                              Insurance & Annuity Co.)             $  5,593,121
                  900,000  San Diego Industrial Development
                              Rev., Series 1987 A, (Kaiser
                              Aerospace and Electricity),
                              VRDN, 3.00%, 9/2/99 (LOC:
                              ABN Amro Bank N.V.)                       900,000
                3,000,000  San Jose Multifamily Housing Rev.,
                              Series 1998 A, (Carlton Plaza),
                              VRDN, 3.10%, 9/2/99 (LOC:
                              Commerzbank A.G.)                       3,000,000
                7,000,000  South Coast Local Education
                              Agencies Tax & Rev. Anticipation
                              Notes, 4.00%, 6/30/00 (MBIA)            7,036,959
                                                                   ------------
TOTAL INVESTMENT SECURITIES--100.0%                                $182,241,387
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FHLB = Federal Home Loan Bank

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of these securities at August 31, 1999, was $32,602,943, which represented 18.1% of net assets. None of these securities are considered to be illiquid.

(2) Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.


14      1-800-345-2021                        See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                  TAX-FREE         MUNICIPAL
AUGUST 31, 1999                                 MONEY MARKET      MONEY MARKET

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ...........     $ 554,872,601      $ 182,241,387
Cash .....................................           986,730               --
Interest receivable ......................         2,554,287            890,768
                                               -------------      -------------
                                                 558,413,618        183,132,155
                                               -------------      -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................              --            3,071,832
Accrued management fees
  (Note 2) ...............................           237,953             75,386
Dividends payable ........................               181                 47
Payable for trustees' fees
  and expenses ...........................               983                311
                                               -------------      -------------
                                                     239,117          3,147,576
                                               -------------      -------------

Net Assets ...............................     $ 558,174,501      $ 179,984,579
                                               =============      =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................       558,185,719        180,021,204
                                               =============      =============

Net Asset Value Per Share ................     $        1.00      $        1.00
                                               =============      =============

NET ASSETS CONSIST OF:
Capital paid in ..........................     $ 558,185,719      $ 180,021,204
Undistributed net investment income ......           300,416            122,436
Accumulated net realized loss
  on investment transactions .............          (311,634)          (159,061)
                                               -------------      -------------
                                               $ 558,174,501      $ 179,984,579
                                               =============      =============


See Notes to Financial Statements              www.americancentury.com       15


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                                  TAX-FREE           MUNICIPAL
YEAR ENDED AUGUST 31, 1999                      MONEY MARKET        MONEY MARKET

INVESTMENT INCOME
Income:
Interest ................................       $ 15,758,881        $  5,713,873
                                                ------------        ------------

Expenses (Note 2):
Management fees .........................          2,514,416             873,026
Trustees' fees and expenses .............             16,935               6,498
                                                ------------        ------------
                                                   2,531,351             879,524
                                                ------------        ------------

Net investment income ...................         13,227,530           4,834,349
                                                ------------        ------------

NET REALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain (loss)
  on investments ........................            (12,545)                214
                                                ------------        ------------

Net Increase in Net Assets
  Resulting from Operations .............       $ 13,214,985        $  4,834,563
                                                ============        ============


16      1-800-345-2021                        See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 1999 AND AUGUST 31, 1998

                                            TAX-FREE MONEY MARKET            MUNICIPAL MONEY MARKET
Increase in Net Assets                      1999             1998             1999             1998

OPERATIONS
Net investment income ............... $  13,227,530    $  13,370,351    $   4,834,349    $   5,404,285
Net realized gain (loss)
  on investments ....................       (12,545)            (580)             214             (669)
                                      -------------    -------------    -------------    -------------

Net increase in net
  assets resulting
  from operations ...................    13,214,985       13,369,771        4,834,563        5,403,616
                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..........   (13,226,200)     (13,369,357)      (4,834,349)      (5,398,614)
                                      -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...........   701,786,020      434,812,626      171,530,835      153,582,331
Proceeds from reinvestment
  of distributions ..................    11,318,419       12,745,632        4,559,301        5,174,073
Payments for shares redeemed ........  (610,912,283)    (409,349,170)    (168,697,393)    (156,647,128)
                                      -------------    -------------    -------------    -------------

Net increase in net assets
  from capital share transactions ...   102,192,156       38,209,088        7,392,743        2,109,276
                                      -------------    -------------    -------------    -------------

Net increase in net assets ..........   102,180,941       38,209,502        7,392,957        2,114,278

NET ASSETS
Beginning of period .................   455,993,560      417,784,058      172,591,622      170,477,344
                                      -------------    -------------    -------------    -------------
End of period ....................... $ 558,174,501    $ 455,993,560    $ 179,984,579    $ 172,591,622
                                      =============    =============    =============    =============

Undistributed net
  investment income ................. $     300,416    $     299,086    $     122,436    $     122,436
                                      =============    =============    =============    =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ................................   701,786,020      434,812,626      171,530,835      153,582,331
Issued in reinvestment
  of distributions ..................    11,318,419       12,745,632        4,559,301        5,174,073
Redeemed ............................  (610,912,283)    (409,349,170)    (168,697,393)    (156,647,128)
                                      -------------    -------------    -------------    -------------
Net increase ........................   102,192,156       38,209,088        7,392,743        2,109,276
                                      =============    =============    =============    =============


See Notes to Financial Statements               www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California Tax-Free Money Market Fund (Tax-Free Money Market) and California Municipal Money Market Fund (Municipal Money Market) (the funds) are two of the seven funds issued by the trust. Tax-Free Money Market is diversified and Municipal Money Market is non-diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. Tax-Free Money Market and Municipal Money Market seek to obtain as high a level of interest income as is consistent with prudent investment management and conservation of shareholders' capital. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions. For the year ended August 31, 1999, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 1999, accumulated net realized capital loss carryovers for Tax-Free Money Market of $274,509 (expiring in 2004 through 2007) and for Municipal Money Market of $159,057 (expiring in 2003 through 2006) may be used to offset future taxable gains.

    Tax-Free Money Market has elected to treat $12,510 of net capital losses incurred in the ten month period ended August 31, 1999, as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 1999, the effective annual management fee for both funds was 0.50%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.


18      1-800-345-2021


California Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

                                               FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                          1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                      -----------     -----------     -----------     -----------     -----------
Income From Investment
  Operations
  Net Investment Income ...........          0.03            0.03            0.03            0.03            0.03
                                      -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ......         (0.03)          (0.03)          (0.03)          (0.03)          (0.03)
                                      -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ....   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                      ===========     ===========     ===========     ===========     ===========
  Total Return(1) .................          2.62%           3.12%           3.17%           3.12%           3.31%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............          0.50%           0.50%           0.49%           0.49%           0.52%
Ratio of Net Investment Income
to Average Net Assets .............          2.59%           3.07%           3.10%           3.12%           3.28%
Net Assets, End of Period
(in thousands) ....................   $   558,175     $   455,994     $   417,784     $   425,846     $   414,099

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      19


California Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                           1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                      -----------     -----------     -----------     -----------     -----------
Income From Investment
  Operations
  Net Investment Income ...........          0.03            0.03            0.03            0.03            0.03
                                      -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ......         (0.03)          (0.03)          (0.03)          (0.03)          (0.03)
                                      -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ....   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                      ===========     ===========     ===========     ===========     ===========
  Total Return(1) .................          2.76%           3.20%           3.15%           3.23%           3.35%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .............          0.50%           0.50%           0.52%           0.53%           0.53%
Ratio of Net Investment Income
to Average Net Assets .............          2.73%           3.16%           3.10%           3.20%           3.31%
Net Assets, End of Period
(in thousands) ....................   $   179,985     $   172,592     $   170,477     $   196,520     $   191,722

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


20      1-800-345-2021                        See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund and the California Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund and the California Municipal Money Market Fund (formerly the American Century - Benham California Tax-Free Money Market Fund and the American Century - Benham California Municipal Money Market Fund, respectively) (the "Funds") at August 31, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


                                               PricewaterhouseCoopers LLP

Kansas City, Missouri
October 13, 1999


                                                www.americancentury.com      21


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CALIFORNIA TAX-FREE MONEY MARKET and CALIFORNIA MUNICIPAL MONEY MARKET seek to provide interest income exempt from both federal and California state income taxes while maintaining a stable share price. The funds invest in high-quality California municipal money market securities with remaining maturities of 13 months or less.

     An investment in these funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the California Tax-Free Money Market and Municipal Money Market is:

     CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS --funds that invest in high-quality California municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       TODD PARDULA
  Credit Research Director
       STEVEN PERMUT


22      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 19-20.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* 7-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's 7-Day Current Yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of entities that issued securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be"put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE NOTES -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                www.americancentury.com      23


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)
FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


24      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                                    Funds Distributor, Inc. is
9910                                 the distributor of American Century funds
SH-ANN-18083                     (c)1999 American Century Services Corporation

[front cover]

AUGUST 31, 1999

ANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

CALIFORNIA LIMITED-TERM TAX-FREE
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
CALIFORNIA LONG-TERM TAX-FREE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

CALIFORNIA LIMITED-TERM TAX-FREE
(BCSTX)
----------------------------------------

CALIFORNIA INTERMEDIATE-TERM TAX-FREE
(BCITX)
----------------------------------------

CALIFORNIA LONG-TERM TAX-FREE
(BCLTX)
----------------------------------------



TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF
AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


RECEIVE YOUR ANNUAL REPORTS ONLINE

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     Questions? Call 1-800-345-2021 or go to www.americancentury.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     Strong economic growth, increasing inflation anxiety, and rising interest rates set the tone for the U.S. bond market in 1999. These factors helped determine the performance of American Century's California municipal funds for the fiscal year ended August 31, 1999.

     Municipal bond funds enjoyed gains during the second half of 1998 when interest rates fell and bond markets rallied. Those positive returns were largely negated in 1999, however, as the recovery of overseas economies and unabated U.S. growth reignited inflation fears and sent interest rates soaring. While the Federal Reserve (the Fed--the U.S. central bank) saw fit to cut short-term interest rates three times during the fall of 1998, the Fed raised rates twice during the summer of 1999.

     Though market behavior and Fed interest rate policy swung from one extreme to the other, one thing that remained remarkably consistent was the performance of the American Century California municipal funds against their peers. All seven of our California municipal money market and bond funds provided higher tax-free yields and lower expenses than the average of their Lipper Inc. peer groups. That's a hallmark of the American Century municipal investment approach.

     The strength of our municipal investment and credit research teams also contributed to fund performance. The investment and credit teams, as well as fund investors, have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     In addition to strengthening our portfolio and research staff, we've recently made strategic investments in several other financial companies, including Archipelago, Tradepoint Financial Networks, W.R. Hambrecht, and WorldStreet Corporation. These investments demonstrate our active support of the development and use of technologies that improve the efficiencies of capital markets, lower trading costs, and ultimately offer better returns for shareholders.

     One final note--in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our continued diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                       Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
CALIFORNIA LIMITED-TERM TAX-FREE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Schedule of Investments ................................................    8
CALIFORNIA INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Portfolio at a Glance ..................................................   12
   Schedule of Investments ................................................   14
CALIFORNIA LONG-TERM TAX-FREE
   Performance Information ................................................   19
   Management Q&A .........................................................   20
   Portfolio at a Glance ..................................................   20
   Schedule of Investments ................................................   22
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   26
   Statements of Operations ...............................................   27
   Statements of Changes
      in Net Assets .......................................................   28
   Notes to Financial
      Statements ..........................................................   29
   Financial Highlights ...................................................   31
   Report of Independent
      Accountants .........................................................   34
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   35
      Comparative Indices .................................................   35
      Lipper Rankings .....................................................   35
      Investment Team
         Leaders ..........................................................   35
      Credit Rating
         Guidelines .......................................................   35
   Glossary ...............................................................   36


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bond prices sagged under the weight of rising interest rates and weaker demand in the 12 months ended August 31, 1999.

* A healthy U.S. economy, better growth overseas, and worries about inflation led the Federal Reserve to raise interest rates twice in 1999.

* Short-term bonds, which are the least sensitive to rate changes, performed best, while intermediate- and longer-term securities had flat to negative returns.

CREDIT REVIEW

* A healthy economy and state budget surplus led Standard & Poor's to upgrade California's credit rating.

* California produced jobs faster than the national average, and the state's unemployment rate hit a nine-year low in August.

* A key to California's economic health has been the "wealth effect"-- household incomes and spending have been boosted by the big gains in housing prices and the stock market.

CALIFORNIA LIMITED-TERM TAX-FREE

* The portfolio performed well--its return for the fiscal year ranked in the top quarter of the Lipper group.

* The fund produced more tax-free income than the average California short-term fund, according to Lipper.

* Two big reasons the portfolio outperformed the Lipper group were below-average expenses and good duration management.

* We maintained the portfolio's high credit quality--we don't think lower-rated securities offer enough additional yield right now to justify taking added credit risk.

CALIFORNIA INTERMEDIATE-TERM TAX-FREE

* The difficult environment for intermediate- and longer-term municipal bonds limited the portfolio's return.

* California Intermediate-Term Tax-Free gave shareholders more tax-free income than the average California intermediate-term bond fund, according to Lipper.

* We bought Puerto Rico bonds and securities that were out of favor with individual investors to boost the portfolio's yield without taking on any additional credit risk.

* We're generally positive on the municipal market--credit quality is high, inflation is low, and municipal yields are attractive relative to Treasurys.

CALIFORNIA LONG-TERM TAX-FREE

* Higher interest rates weighed on fund returns in 1999. The fund's long duration, which boosted performance when rates fell in 1998, limited returns this year.

* The fund produced far more current income than the average California municipal fund, with a 30-day SEC yield in the top 5% of the peer group, according to Lipper.

* We have a generally positive outlook for California municipal bonds--their yields are attractive relative to Treasurys, and we think we'll continue to see low inflation and modest economic growth.

* We'll likely keep duration a little long while continuing to emphasize the same value-oriented approach that's helped the fund to its solid long-term performance.

[left margin]

     CALIFORNIA LIMITED-TERM TAX-FREE
                (BCSTX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                      -0.01%*
   1 Year                          2.26%
30-DAY SEC YIELD:                 3.72%
INCEPTION DATE:                  6/1/92
NET ASSETS:              $141.5 million


  CALIFORNIA INTERMEDIATE-TERM TAX-FREE
                (BCITX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                      -1.72%*
   1 Year                         0.74%
30-DAY SEC YIELD:                 4.20%
INCEPTION DATE:                 11/9/83
NET ASSETS:              $459.9 million


      CALIFORNIA LONG-TERM TAX-FREE
                (BCLTX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                      -3.97%*
   1 Year                        -1.85%
30-DAY SEC YIELD:                 4.95%
INCEPTION DATE:                 11/9/83
NET ASSETS:              $332.6 million

* Not annualized.

Investment terms are defined in the Glossary on pages 36-37.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Municipal bond prices came under pressure during the year ended August 31, 1999, as improving global economic conditions caused inflation anxiety. But the fiscal year didn't begin that way. Bonds rallied in the second half of 1998 when recessionary expectations surged due to financial crises in Asia, Russia, and Latin America. The Federal Reserve (the Fed) bolstered the bond market when it cut interest rates three times during the fall of 1998 to stem overseas problems and shore up U.S. economic growth.

     Early 1999 brought evidence that the Fed's actions worked. The U.S. economy remained robust, and Japan appeared on the mend. By the spring, recessionary expectations gave way to inflation fears. Changing market sentiment and rate hikes in June and August by the Fed pushed bond yields higher, taking their toll on bond prices.

LONGER-TERM BONDS LAG

     Long-term bond yields rose the most and their prices dipped furthest, while shorter-term bonds generally posted modest gains. (See the accompanying chart.) Long-term bonds stumbled because of their greater interest rate sensitivity, though falling demand also figured heavily in their losses.

     Bargain-hunting insurance companies--who had helped boost long-term municipal bonds in the first half of the fiscal year--later turned their backs on them. They gravitated instead to corporate bonds, which offered low prices and attractive yields as companies swamped the market with new debt to avoid potential fourth-quarter Year 2000 problems.

     Meanwhile, lower interest rate sensitivity and steady demand helped support shorter-term bonds.

SECTOR OVERVIEW

     Although the strong economic environment created a stormy backdrop for bonds, it contained a silver lining. Tax collections and municipal revenues in California soared, boosting the creditworthiness of many municipal issuers in the state.

     Among the biggest beneficiaries were land-based bonds, buoyed by the strong real estate environment, and general obligation bonds, which are backed by tax collections.

     Confidence in the economy and investors' appetite for higher yields were reflected in a narrowing yield gap between lower quality municipal bonds (those rated BBB) and higher-rated (A to AAA) bonds, causing BBBs to outperform AAAs.

     On the flip side, interest rate-sensitive discount bonds--which sell below face value--and hospital bonds performed poorly.

[right margin]

"MUNICIPAL BOND PRICES CAME UNDER PRESSURE DURING THE YEAR ENDED AUGUST 31,
1999."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED AUGUST 31, 1999
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX                2.92%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX               2.21%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX               -2.14%

Source: Lipper Inc., Russell/Mellon Analytical

[line graph - data below]

RISING MUNICIPAL YIELD CURVES

            8/31/98          2/28/99          8/31/99
YEARS TO
MATURITY
1            3.41%            3.05%            3.59%
2            3.57%            3.30%            3.94%
3            3.68%            3.45%            4.15%
4            3.78%            3.58%            4.27%
5            3.87%            3.70%            4.39%
6            3.95%            3.81%            4.49%
7            4.03%            3.91%            4.59%
8            4.11%            3.99%            4.69%
9            4.19%            4.07%            4.79%
10           4.27%            4.15%            4.89%
11           4.35%            4.25%            4.97%
12           4.43%            4.35%            5.05%
13           4.51%            4.45%            5.13%
14           4.59%            4.55%            5.20%
15           4.66%            4.65%            5.27%
16           4.69%            4.70%            5.31%
17           4.72%            4.75%            5.35%
18           4.75%            4.80%            5.39%
19           4.79%            4.84%            5.43%
20           4.83%            4.88%            5.47%
21           4.83%            4.89%            5.47%
22           4.83%            4.90%            5.48%
23           4.83%            4.91%            5.48%
24           4.84%            4.92%            5.49%
25           4.84%            4.92%            5.50%
26           4.84%            4.92%            5.50%
27           4.85%            4.93%            5.51%
28           4.85%            4.93%            5.51%
29           4.86%            4.94%            5.52%
30           4.86%            4.94%            5.52%

Source: Bloomberg Financial Markets


                                                 www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

     California's vibrant economy solidified municipal credit conditions during the year ended August 31, 1999. A long list of positive economic data and a favorable political climate spurred a credit upgrade for the state, which should continue to benefit from its current strength for the next two or three years.

SUNNY ECONOMIC WEATHER

     By most accounts, several key segments of California's economy continued to grow faster than the national average. In fact, California showed few signs of the pain it was supposed to suffer due to the economic weakness of many of the state's Pacific Rim trading partners.

     Instead, state unemployment hit a nine-year low of 5.1% in August, and the 2.8% rate of job growth outpaced the national average. Personal bankruptcy filings declined at twice the national average, house prices increased at nearly double the national rate, and sales of existing single-family homes reached a record pace.

     On top of that, with California's governor and assembly working in unison, the state's budget--including a healthy surplus--was passed on time for the first time in seven years. Based on these improved financial and political conditions, Standard & Poor's upgraded the state's general obligation bond rating to AA- during the summer.

WHAT'S BEHIND THE GOLDEN GLOW

     While high-technology hardware businesses such as semiconductors struggled with offshore competition, other areas such as software, multimedia, biotechnology, and Internet-related businesses were very strong.

     Construction--notably in affordable housing in Central California--and service industries have been particularly solid. Plus, even though tourism dollars from Asia dropped off as expected, California was able to take up the slack by attracting tourists from inside the U.S.

     In addition, as much as 1% was added to California's growth rate by what is known as the "wealth effect"--household income and spending increases due to the bull market in stocks, the cashing in of stock options, and the sale of single-family homes that have skyrocketed in value. The wealth effect was particularly strong in Northern California.

CLOUDS ON THE HORIZON?

     Some observers believe California has reached a peak in its current economic cycle. There are questions as to the sustainability of the wealth effect due to the possibility of a stock market pullback caused by higher interest rates and weaker corporate profits. In addition, rapidly increasing property values have led to some consumer price inflation.

     However, we don't believe these influences will cause any near-term problems in California. The state stands to benefit from any rebound in foreign trade and the expansion of the Internet. Those are two of the key reasons why we think that there are at least two or three years of economic strength ahead.

[left margin]

"A LONG LIST OF POSITIVE ECONOMIC DATA AND A FAVORABLE POLITICAL CLIMATE SPURRED A CREDIT UPGRADE FOR THE STATE."

[line graph - data below]

FALLING UNEMPLOYMENT RATES
June 1991-June 1999

             California         U.S.
1991            7.7%            6.9%
1992            9.3%            7.8%
1993            9.4%            7.0%
1994            8.7%            6.1%
1995            7.9%            5.6%
1996            7.2%            5.3%
1997            6.3%            5.0%
1998            5.9%            4.5%
1999            5.4%            4.3%

Source: Employment Development Department, Bureau of Labor Statistics

"SEVERAL KEY SEGMENTS OF CALIFORNIA'S ECONOMY CONTINUED TO GROW FASTER THAN THE NATIONAL AVERAGE."


4      1-800-345-2021


California Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

           CALIFORNIA LIMITED-   LEHMAN 3-YEAR   CALIF. SHORT-INTERM. MUNICIPAL DEBT FUNDS(2)
              TERM TAX-FREE     MUNICIPAL INDEX      AVERAGE RETURN       FUND'S RANKING
=================================================================================================
6 MONTHS(1)     -0.01%               0.27%              -0.53%                 --
1 YEAR           2.26%               2.92%               1.62%             3 OUT OF 13
=================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          4.35%               4.77%               3.85%             2 OUT OF 10
5 YEARS          4.45%               4.98%               4.32%             3 OUT OF 6
LIFE OF FUND     4.49%               5.04%             4.66%(3)            2 OUT OF 2(3)

The fund's inception date was 6/1/92.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 6/30/92, the date nearest the fund's inception for which data are available.

See pages 35-36 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 8/31/99
California Limited-Term Tax-Free        $13,745
Lehman 3-Year Municipal Index           $14,216

                  California
                 Limited-Term        Lehman 3-Year
                   Tax-Free         Municipal Index
DATE                 VALUE               VALUE
6/1/92              $10,000             $10,000
6/30/92             $10,074             $10,122
9/30/92             $10,277             $10,357
12/31/92            $10,413             $10,451
3/31/93             $10,616             $10,662
6/30/93             $10,754             $10,822
9/30/93             $10,913             $10,976
12/31/93            $11,029             $11,100
3/31/94             $10,880             $10,951
6/30/94             $10,941             $11,070
9/30/94             $11,036             $11,175
12/31/94            $10,961             $11,176
3/31/95             $11,289             $11,489
6/30/95             $11,517             $11,732
9/30/95             $11,682             $11,982
12/31/95            $11,872             $12,167
3/31/96             $11,902             $12,235
6/30/96             $11,993             $12,334
9/30/96             $12,161             $12,497
12/31/96            $12,339             $12,708
3/31/97             $12,383             $12,759
6/30/97             $12,626             $12,995
9/30/97             $12,842             $13,217
12/31/97            $12,997             $13,405
3/31/98             $13,127             $13,543
6/30/98             $13,247             $13,696
9/30/98             $13,573             $13,967
12/31/98            $13,636             $14,035
3/31/99             $13,776             $14,191
6/30/99             $13,668             $14,129
8/31/99             $13,745             $14,216

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 3-Year Municipal Bond Index is provided for comparison in each graph. California Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED AUGUST 31)

                  California
                 Limited-Term        Lehman 3-Year
                   Tax-Free         Municipal Index
DATE               RETURN               RETURN
8/31/92*            2.22%               2.73%
8/31/93             6.15%               6.38%
8/31/94             1.90%               2.51%
8/31/95             5.33%               6.68%
8/31/96             3.87%               3.95%
8/31/97             5.42%               5.65%
8/31/98             5.40%               5.76%
8/31/99             2.26%               2.92%

* From 6/1/92 (the fund's inception date) to 8/31/92.


                                                 www.americancentury.com      5


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Todd Pardula]

     An interview with Dave MacEwen and Todd Pardula (pictured above), portfolio managers on the California Limited-Term Tax-Free fund investment team. Dave and Todd--both experienced portfolio managers and members of the tax-free and municipal funds team since the early 1990s--replaced Joel Silva, who left American Century to pursue other opportunities.

HOW DID CALIFORNIA LIMITED-TERM TAX-FREE PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1999?

     The fund performed well despite the difficult environment for bonds (see the Market Perspective on page 3). For the 12 months ended August 31, 1999, California Limited-Term Tax-Free returned 2.26%, which compares favorably with the 1.62% average return of the 13 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Inc. For the year, the fund's return ranked in the top quarter of the Lipper group. The Lehman 3-Year Municipal Index returned 2.92% for the same period. (See the previous page for other fund performance comparisons).

WHY DID THE PORTFOLIO DO SO WELL RELATIVE TO THE LIPPER GROUP?

     One reason we beat our Lipper group average is that we did a good job of managing the fund's duration. Duration measures a portfolio's sensitivity to changes in interest rates. The shorter the duration, the less a fund's share price fluctuates when rates change, while a longer duration means a fund is more sensitive to rate changes. Ideally, you want a shorter duration when interest rates are rising and a longer duration when rates are falling. Our relative performance got a boost this year because we lengthened duration in late 1998, when municipal bond rates were falling, and shortened duration this year, when interest rates were rising.

     Another reason for the fund's solid relative performance is that our expenses are below average. The fund's expense ratio on August 31 was 0.51%, compared with a category average of 0.92% according to Lipper. Other things being equal, lower expenses should mean higher yields and returns for our shareholders.

WHAT OTHER STRATEGIES DID YOU USE TO BOOST THE FUND'S RETURN?

     We took advantage of the big difference in yield between bonds maturing in 2002-04 and bonds maturing in 2007-08. Longer-term municipal bonds typically have higher yields than shorter-term securities to compensate for the extra risk associated with interest rate uncertainty over a longer time frame.

     But the difference in yield can vary depending on supply and demand factors. Demand from retail investors (which include individuals and brokers) for higher-quality, shorter-term municipal bonds was very strong. That meant the difference in yield between short- and intermediate-term bonds was greater than usual.

     As a result, we sold some of our shorter-term bonds and bought more attractively valued, higher-yielding bonds due in 2008. Making that trade allowed us to collect premium prices on our shorter-term securities while picking up significant extra yield on these intermediate-term securities.

[left margin]

"FOR THE YEAR, THE FUND'S RETURN RANKED IN THE TOP QUARTER OF THE LIPPER GROUP.

YIELDS AS OF AUGUST 31, 1999
  30-DAY SEC YIELD                   3.72%
  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET               5.70%
    37.42% TAX BRACKET               5.94%
    41.95% TAX BRACKET               6.41%
    45.22% TAX BRACKET               6.79%

PORTFOLIO AT A GLANCE
                            8/31/99           8/31/98
NUMBER OF SECURITIES          77                86
WEIGHTED AVERAGE
   MATURITY                 3.5 YRS           3.6 YRS
AVERAGE DURATION            2.9 YRS           3.0 YRS
EXPENSE RATIO                0.51%             0.52%

Investment terms are defined in the Glossary on pages 36-37.


6      1-800-345-2021


California Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU GIVE AN EXAMPLE OF HOW ONE OF THESE TRADES WORKS IN PRACTICE?

     We recently purchased California general obligation bonds maturing in 2008 that yielded 4.80% and sold similar bonds due in 2003 with a yield of 4.08%. That's 72 basis points (a basis point equals 0.01%, so 72 basis points equals 0.72%) in additional yield for going out five years in maturity, which we view as a very attractive trade. Of course, we were limited in the extent to which we could buy these intermediate-term securities because we didn't want to lengthen the portfolio's duration significantly, given the prevailing interest rate environment.

SPEAKING OF INTEREST RATES, HOW DOES CALIFORNIA LIMITED-TERM TAX-FREE'S YIELD COMPARE?

     On August 31, the fund's 30-day SEC yield was 3.72%, while the average yield of the Lipper group was 3.22%. The fund's 3.72% yield equates to a fully taxable yield of 6.79% for California investors in the highest federal and state tax brackets.

     The fund's yield is much higher than it was six months ago (when it was 3.03%). That's largely due to the general increase in municipal market interest rates.

DID YOU MAKE ANY CHANGES TO TRY TO ADD YIELD TO THE PORTFOLIO?

     Yes, we added Puerto Rican bonds whose yields were a little higher than those we could get on California municipal bonds with a similar maturity. (The income from Puerto Rican bonds is free from state and federal taxes for investors in all 50 states.)

     California municipal bond yields are below those of Puerto Rican bonds because the demand for shorter-term California bonds has been extremely strong. In addition, the supply of new bonds is down because higher interest rates have made borrowing less attractive for municipal bond issuers. The result of lower supply and higher demand is the same for any market: California municipal bond prices are higher and their yields lower than would otherwise be the case.

HOW DID YOU MANAGE THE FUND'S CREDIT QUALITY?

     We maintained the portfolio's high average credit quality. We don't think lower-rated bonds offer enough extra yield to justify taking on the additional credit risk right now. The California economy is extremely strong, so credit quality is up across the board. And in general, we don't see many BBB rated bonds in our maturity sector, so credit quality hasn't been much of an issue lately.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     We will continue to look for opportunities to buy higher-yielding intermediate-term bonds, as well as attractively priced new issues. We'll keep selling shorter-term bonds at premium prices as long as demand from retail investors remains stronger than usual. At the same time, we will position the fund cautiously as we approach year-end, carefully managing the portfolio's duration and liquidity.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                    % OF FUND INVESTMENTS
                   AS OF             AS OF
                  8/31/99           2/28/99
AAA                 55%               53%
AA                  15%               15%
A                   23%               27%
BBB                  7%                5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

TOP FIVE SECTORS (AS OF 8/31/99)
                    % OF FUND INVESTMENTS
COPS/LEASES                   26%
GO                            14%
HOSPITAL REVENUE              12%
ELECTRIC REVENUE               6%
SALES TAX REVENUE              6%

TOP FIVE SECTORS (AS OF 2/28/99)
                    % OF FUND INVESTMENTS
COPS/LEASES                   34%
HOSPITAL REVENUE              13%
GO                            10%
ELECTRIC REVENUE               9%
SALES TAX REVENUE              7%

Investment terms are defined in the Glossary on pages 36-37.


                                                 www.americancentury.com      7


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 94.2%
CALIFORNIA -- 86.7%
              $1,235,000   Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.50%, 7/1/03                         $  1,229,135
               2,450,000   Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                            2,442,086
               1,245,000   Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Rhoda Haas Goldman Plaza),
                              5.00%, 5/15/07 (California
                              Mortgage Insurance)                      1,254,014
                 565,000   California Educational Facilities
                              Auth. Rev., (Los Angeles College
                              Chiropractic), 4.45%, 11/1/99              565,627
               1,145,000   California Educational Facilities
                              Auth. Rev., (Pepperdine
                              University), 5.125%, 1/15/02
                              (AMBAC)                                  1,173,167
               1,140,000   California Educational Facilities
                              Auth. Rev., Series 1995 A,
                              (Pooled College & University
                              Projects), 4.55%, 12/1/99                1,142,462
               1,710,000   California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/01              1,767,815
               1,910,000   California Educational Facilities
                              Auth. Rev., Series 1997 A,
                              (University of Southern
                              California), 5.60%, 10/1/03              2,013,484
                 395,000   California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.45%, 4/1/02                   405,444
                 420,000   California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.55%, 4/1/03                   434,721
                 440,000   California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.65%, 4/1/04                   458,784
                 465,000   California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College & University
                              Projects), 5.75%, 4/1/05                   487,897
               1,000,000   California Health Facilities
                              Financing Auth. Rev., (Sisters
                              Providence), 5.25%, 10/1/01              1,023,610

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $1,180,000   California Health Facilities
                              Financing Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/02 (MBIA)                         $  1,213,724
               1,750,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.50%, 11/1/01(1)             1,805,878
               1,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.00%, 8/1/04
                              (California Mortgage Insurance)          1,018,930
               1,245,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Kaiser Permanente),
                              5.00%, 6/1/06 (FSA)                      1,275,341
               1,600,000   California Public Works Board
                              Lease Rev. COP, Series 1995 A,
                              (Department of Justice
                              Building), 5.50%, 5/1/00                 1,619,472
               3,000,000   California Public Works Board
                              Lease Rev. COP, Series 1997 A,
                              (California Community Colleges),
                              5.00%, 4/1/02                            3,065,070
               1,065,000   California Public Works Board
                              Lease Rev. COP, Series 1997 A,
                              (California Science Center),
                              4.50%, 10/1/04                           1,071,933
               1,000,000   California Public Works Board
                              Lease Rev., Series 1998 C,
                              (California State University),
                              5.25%, 10/1/06                           1,040,410
               2,000,000   California Rural Home Mortgage
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 4.45%, 8/1/01
                              (MBIA)                                   2,003,180
               1,600,000   California State GO, 6.70%,
                              10/1/01                                  1,686,736
               2,325,000   California State GO, 6.10%,
                              2/1/02 (AMBAC)(2)                        2,434,182
               1,500,000   California State GO, 6.25%,
                              9/1/04                                   1,629,990
               2,000,000   California State GO, 5.50%,
                              10/1/07                                  2,118,200
               1,500,000   California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.00%,
                              7/1/03                                   1,527,375
               1,965,000   California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System
                              Obligation Group), 5.00%,
                              7/1/06                                   1,984,689
               4,825,000   Central Valley Financing Auth.
                              Cogeneration Project Rev.,
                              (Carson Ice General), 4.50%,
                              7/1/01 (MBIA)                            4,875,952


8      1-800-345-2021                          See Notes to Financial Statements


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $1,100,000   Clovis Unified School District
                              COP, (Stadium & Relocatables
                              Financing), 4.375%, 7/1/04            $  1,096,150
               1,000,000   Encinitas Unified School District
                              COP, 5.00%, 9/1/01                       1,015,870
               5,000,000   Foothill/Eastern Corridor Agency
                              Toll Road Rev., 4.375%,
                              1/15/07 (MBIA)                           4,928,550
               1,775,000   Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.25%, 11/1/01 (AMBAC)                   1,824,789
               1,400,000   Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.25%, 11/1/05 (AMBAC)                   1,465,492
               2,955,000   Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 5.30%,
                              5/1/01                                   3,014,484
               1,000,000   Los Angeles Building Auth. Lease
                              Rev., Series 1995 A, 4.90%,
                              5/1/03                                   1,020,270
               4,875,000   Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1997 I,
                              (Central Business District),
                              5.00%, 11/15/01                          4,926,821
               5,000,000   Los Angeles COP, (Equipment &
                              Real Estate Acquisition Program
                              AC), 4.25%, 10/1/01                      5,017,150
               1,000,000   Los Angeles COP, (Equipment &
                              Real Estate Acquisition Program
                              AC), 4.50%, 10/1/04                      1,001,990
               1,265,000   Los Angeles County Capital Asset
                              Leasing Corp. Rev., 5.625%,
                              12/1/03 (AMBAC)                          1,332,146
               1,750,000   Los Angeles County Capital Asset
                              Leasing Corp. Rev., Series
                              1998 B, 4.00%, 12/1/00                   1,748,618
               1,000,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/02
                              (AMBAC)                                  1,049,340
               1,000,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%, 7/1/05
                              (AMBAC)                                  1,075,990
               2,645,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.50%, 7/1/02
                              (MBIA)                                   2,748,340
               2,360,000   Los Angeles County Public Works
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 6.00%, 9/1/04
                              (MBIA)                                   2,540,422
               5,000,000   Los Angeles County Public Works
                              Financing Auth. Rev., Series
                              1997 A, (Regional Park &
                              Open Space District), 5.00%,
                              10/1/01                                  5,108,350

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $3,000,000   Los Angeles GO, Series 1994 A,
                              5.40%, 9/1/03 (MBIA)                  $  3,138,600
               1,525,000   Los Angeles GO, Series 1999 B,
                              5.00%, 9/1/08(3)                         1,555,454
               3,100,000   Los Angeles Unified School
                              District GO, Series 1997 A,
                              5.00%, 7/1/04 (FGIC)                     3,199,758
               1,000,000   Los Angeles Wastewater System
                              Rev., Series 1990 A, 6.70%,
                              2/1/00                                   1,012,050
               1,250,000   Los Angeles Wastewater System
                              Rev., Series 1990 A, 6.80%,
                              2/1/01                                   1,287,825
               1,000,000   Los Angeles Wastewater System
                              Rev., Series 1996 A, 6.00%,
                              2/1/03 (FGIC)                            1,058,160
               1,000,000   Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.375%, 7/1/02                     1,059,750
               2,000,000   Modesto, Stockton, Redding
                              Public Power Agency San Juan
                              Project Rev., Series 1997 G,
                              5.50%, 7/1/01 (MBIA)                     2,055,800
               1,365,000   Ontario Redevelopment Financing
                              Auth. Rev., (Center City
                              Cimarron), 5.70%, 8/1/01
                              (MBIA)                                   1,409,772
               1,500,000   Orange County Transportation
                              Sales Tax Rev., 5.50%,
                              2/15/01 (AMBAC)                          1,533,930
               1,160,000   Oroville Hospital Rev., Series
                              1997 A, 4.75%, 12/1/04
                              (California Mortgage Insurance)          1,171,461
               1,000,000   Riverside County Asset Leasing
                              Corporation Leasehold Rev.,
                              Series 1993 A, (Riverside
                              County Hospital), 5.90%,
                              6/1/02                                   1,040,030
               1,185,000   Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.30%, 6/1/02
                              (AMBAC)                                  1,224,200
               2,000,000   Riverside Unified School District
                              COP, (School Facility Boarding
                              Refunding Program), 3.85%,
                              9/1/01 (FSA) (SBBPA: First
                              Union National Bank)                     1,989,740
               1,170,000   Sacramento Schools Insurance
                              Auth. Rev., Series 1993 C,
                              (Workers Compensation
                              Program), 5.75%, 6/1/03(1)               1,200,092
               2,000,000   San Bernardino County COP,
                              Series 1995 A, (Medical Center
                              Financing), 5.20%, 8/1/04
                              (MBIA)                                   2,074,000
                 600,000   San Diego County COP, (Burnham
                              Institute), 5.15%, 9/1/06(3)               599,130
               6,000,000   San Diego Unified School District
                              GO, Series 1999 A, 4.25%,
                              9/29/00                                  6,046,200


See Notes to Financial Statements                 www.americancentury.com      9


California Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $1,000,000   San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 4, 5.625%,
                              5/1/05 (MBIA)                         $  1,058,570
               1,085,000   Santa Barbara County COP,
                              4.90%, 3/1/01                            1,098,638
               1,000,000   Southern California Public Power
                              Auth. Rev., Series 1997 A, (Palo
                              Verde Project), 5.00%, 7/1/04
                              (FSA)                                    1,031,740
               1,075,000   Stockton Health Facilities Auth.
                              Rev., Series 1997 A, (Dameron
                              Hospital Association), 4.80%,
                              12/1/02                                  1,072,431
               1,040,000   Victor Valley Joint Union High
                              School District GO, 5.60%,
                              9/1/04 (MBIA)(1)                         1,103,367
               3,175,000   Whittier Health Rev., (Presbyterian
                              Intercommunity Hospital), 5.50%,
                              6/1/02 (MBIA)                            3,288,856
                                                                    ------------
                                                                     126,993,634
                                                                    ------------
PUERTO RICO -- 6.8%
               3,000,000   Puerto Rico Commonwealth
                              Aqueduct & Sewer Auth. Rev.,
                              Series 1985 A, 9.00%, 7/1/05
                              Prerefunded at 100% of Par
                              (FSA)(1)                                 3,560,970
               4,100,000   Puerto Rico Commonwealth GO,
                              (Public Improvement), 5.00%,
                              7/1/05 (MBIA)                            4,217,670
               1,000,000   Puerto Rico Commonwealth
                              Highway and Transportation
                              Auth. Rev., Series 1996 Y,
                              6.00%, 7/1/03 (MBIA)                     1,062,140

Principal Amount                                                        Value
--------------------------------------------------------------------------------

              $1,000,000   Puerto Rico Commonwealth
                              Highway and Transportation
                              Auth. Rev., Series 1996 Y,
                              6.25%, 7/1/06 (MBIA)                  $  1,098,500
                                                                    ------------
                                                                       9,939,280
                                                                    ------------
VIRGIN ISLANDS -- 0.7%
               1,000,000   Virgin Islands Water and Power
                              Auth. Electric System Rev.,
                              5.00%, 7/1/02                            1,011,380
                                                                    ------------
TOTAL MUNICIPAL SECURITIES                                           137,944,294
                                                                    ------------
   (Cost $137,400,662)

SHORT-TERM MUNICIPAL SECURITIES -- 5.8%
               5,000,000   California State Economic
                              Development Financing Auth.
                              Rev., Series 1998 C, VRDN,
                              2.55%, 9/1/99 (LOC: Bank of
                              America N.T. & S.A.)                     5,000,000
               3,500,000   Irvine Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 87-8), VRDN,
                              2.40%, 9/1/99                            3,500,000
                                                                    ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  8,500,000
                                                                    ------------
   (Cost $8,500,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $146,444,294
                                                                    ============
 (Cost $145,900,662)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

LOC = Letter of Credit

COP = Certificates of Participation

MBIA = MBIA Insurance Corp.

FGIC = Financial Guaranty Insurance Co.

SBBPA = Standby Bond Purchase Agreement

FSA = Financial Security Assurance Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.

GO = General Obligation

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3)  When-issued security.


10      1-800-345-2021                         See Notes to Financial Statements


California Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

           CALIFORNIA INT.-TERM   LEHMAN 5-YEAR   CALIF. INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                TAX-FREE             GO INDEX         AVERAGE RETURN       FUND'S RANKING
=================================================================================================
6 MONTHS(1)      -1.72%              -0.50%              -1.65%                  --
1 YEAR            0.74%               2.21%               0.69%             17 OUT OF 26
=================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           5.00%               5.21%               4.92%             13 OUT OF 21
5 YEARS           5.37%               5.50%               5.35%             11 OUT OF 18
10 YEARS          6.32%               6.45%               6.32%              1 OUT OF 1

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 35-36 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/99
California Intermediate-Term Tax-Free   $18,448
Lehman 5-Year GO Index                  $18,682

                  California
               Intermediate-Term     Lehman 5-Year
                   Tax-Free            GO Index
DATE                 VALUE               VALUE
8/31/89             $10,000             $10,000
8/31/90             $10,616             $10,675
8/31/91             $11,650             $11,752
8/31/92             $12,719             $12,920
8/31/93             $14,045             $14,062
8/31/94             $14,201             $14,293
8/31/95             $15,208             $15,454
8/31/96             $15,936             $16,041
8/31/97             $17,114             $17,112
8/31/98             $18,312             $18,278
8/31/99             $18,448             $18,682

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year General Obligation Index is provided for comparison in each graph. California Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)
                  California
               Intermediate-Term      Lehman 5-Year
                   Tax-Free             GO Index
DATE                RETURN               RETURN
8/31/90              6.16%                5.91%
8/31/91              9.74%               10.09%
8/31/92              9.18%                9.93%
8/31/93             10.42%                8.83%
8/31/94              1.11%                1.64%
8/31/95              7.09%                8.12%
8/31/96              4.79%                3.80%
8/31/97              7.39%                6.10%
8/31/98              7.00%                6.80%
8/31/99              0.74%                2.21%


                                                www.americancentury.com      11


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Colleen Denzler]
     An interview with Colleen Denzler, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA INTERMEDIATE-TERM TAX-FREE PERFORM IN THE FISCAL YEAR ENDED AUGUST 31, 1999?

     The fund's performance reflects the difficult investment climate for municipal bonds so far in 1999 (see the Market Perspective on page 3). For the fiscal year, California Intermediate-Term Tax-Free returned 0.74%. This compares with the 0.69% average return of the 26 "California Intermediate Municipal Debt Funds" tracked by Lipper Inc. (See the previous page for additional performance comparisons.)

HOW DID THE PORTFOLIO'S YIELD COMPARE?

     California Intermediate-Term Tax-Free produced more state and federal tax-free income than the average California intermediate bond fund. On August 31, 1999, our fund had a 30-day SEC yield of 4.20%, while the Lipper group had an average yield of 4.01%. The portfolio's 4.20% yield translates into a tax-equivalent yield of 7.67% for an investor in the highest state and federal tax brackets. That tax-equivalent yield compares very favorably with the 6.07% yield on the 30-year Treasury bond at the end of August.

CAN YOU EXPLAIN THE PORTFOLIO'S PERFORMANCE FOR THE 12 MONTHS?

     The fiscal year is really a tale of two distinct periods. California Intermediate-Term Tax-Free performed very well from late 1998 to early 1999, when interest rates on municipal bonds fell. But returns were limited in recent months as intermediate-term municipal bond yields rose.

     For example, a year ago, a five-year AAA municipal bond yielded 3.87%. By February, that yield was down to 3.70%. Bond prices and yields move in opposite directions, so lower yields meant healthy returns for the fund. But municipal bond yields rose for much of 1999 and by August 31, five-year municipal bonds were yielding 4.39%. Higher rates limited the fund's return in recent months.

HOW DID YOU MANAGE THE FUND'S EXPOSURE TO INTEREST RATE CHANGES?

     We use duration to measure a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more you gain when rates fall, and the more you lose when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

     Our duration was relatively long, at about 6.0 years, when municipal bond rates were falling in late 1998 and early 1999. That longer duration helped the fund's performance. But the strategy that worked well earlier in the year limited returns in mid-1999, when interest rates rose sharply. As a result, we started to rein in California Intermediate-Term Tax-Free's duration, bringing it down to about 5.7 years by August 31, 1999.

[left margin]

"CALIFORNIA INTERMEDIATE-TERM TAX-FREE PRODUCED MORE STATE AND FEDERAL TAX-FREE INCOME THAN THE AVERAGE CALIFORNIA INTERMEDIATE BOND FUND."

YIELDS AS OF AUGUST 31, 1999
  30-DAY SEC YIELD                 4.20%
  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET             6.43%
    37.42% TAX BRACKET             6.71%
    41.95% TAX BRACKET             7.24%
    45.22% TAX BRACKET             7.67%

PORTFOLIO AT A GLANCE
                        8/31/99            8/31/98
NUMBER OF SECURITIES      153               151
WEIGHTED AVERAGE
   MATURITY             8.3 YRS           8.6 YRS
AVERAGE DURATION        5.7 YRS           5.6 YRS
EXPENSE RATIO            0.51%             0.51%

Investment terms are defined in the Glossary on pages 36-37.


12      1-800-345-2021


California Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO?

     We sold some securities to take advantage of supply and demand imbalances in the California municipal market. The supply of new bonds is down in California because the robust economy has boosted tax revenues, which reduces the need for municipalities to borrow. Meanwhile, demand from individual investors and brokerage firms surged.

     Individual investors typically buy high-quality short- and intermediate-term bonds trading at par (a price equal to their face value). Lower supply and higher demand made California par bonds attractive candidates for sale. As a result, we were able to lock in profits by selling some of these bonds.

DID YOU MAKE ANY CHANGES TO TRY TO INCREASE THE FUND'S YIELD?

     Yes, we used the proceeds from the sale of these par bonds to buy securities that were out of favor by individual investors, such as callable and non-par bonds. Those trades helped us increase the fund's yield without taking on any additional credit risk.

     In addition, we increased the portfolio's yield by adding Puerto Rican bonds. (The income from Puerto Rican bonds is free from state and federal taxes for investors in all 50 states.) Yields on Puerto Rican securities were a little higher than those we could get on California municipal bonds with a similar maturity. Again, that's because California municipal bond yields were depressed by strong demand and limited supply.

WHAT'S YOUR OUTLOOK FOR THE CALIFORNIA MUNICIPAL MARKET?

     We're cautiously optimistic. State and local credit quality is good, and inflation remains low. What's more, municipal bond yields are very attractive relative to yields on fully taxable investments. In fact, municipal bonds are as attractive relative to Treasury securities as they were at the height of the Asian economic crisis last year--but we see no comparable risk this year. As a result, we think municipal bonds represent very good values right now.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

     In terms of duration, we'll continue to position the fund a little more conservatively than we did earlier in the year. In addition, we're likely to keep the portfolio's credit quality relatively high. That's because we don't see much yield advantage to taking on additional credit risk right now. We'll also continue to take some profits by selling par bonds to brokers and individual investors, while trying to find higher-yielding securities elsewhere in the market.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                             % OF FUND INVESTMENTS
                            AS OF             AS OF
                           8/31/99           2/28/99
AAA                          63%               65%
AA                           20%               17%
A                            16%               17%
BBB                           1%                1%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.


TOP FIVE SECTORS (AS OF 8/31/99)
                           % OF FUND INVESTMENTS
COPS/LEASES                          27%
GO                                   19%
SALES TAX REVENUE                    11%
WATER AND SEWER REVENUE              11%
ELECTRIC REVENUE                     10%


TOP FIVE SECTORS (AS OF 2/28/99)
                           % OF FUND INVESTMENTS
COPS/LEASES                          26%
GO                                   20%
SALES TAX REVENUE                    12%
WATER AND SEWER REVENUE              11%
ELECTRIC REVENUE                      8%

Investment terms are defined in the Glossary on pages 36-37.


                                                www.americancentury.com      13


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 98.1%
CALIFORNIA -- 89.0%
            $  1,350,000   Alameda Corridor Transportation
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/10 (MBIA)                $  1,360,814
               8,845,000   Alameda County COP, (Santa Rita
                              Jail), 5.375%, 6/1/09 (MBIA)            9,219,141
               2,450,000   Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Episcopal Homes Foundation),
                              4.80%, 7/1/06                           2,442,086
               4,060,000   Burbank Redevelopment Agency
                              Tax Allocation, (West Olive),
                              6.50%, 12/1/01 (AMBAC)                  4,282,732
                 280,000   California Educational Facilities
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/10
                              (MBIA)                                    286,756
                 895,000   California Educational Facilities
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/06,
                              Prerefunded at 102% of Par
                              (MBIA)(1)                                 950,535
               2,145,000   California Educational Facilities
                              Auth. Rev., (University of San
                              Diego), 6.75%, 10/1/00,
                              Prerefunded at 102% of Par
                              (MBIA)(1)                               2,257,119
               1,045,000   California Health Facilities
                              Financing Auth. Rev., (Valley
                              Presbyterian Hospital), 5.25%,
                              5/1/03 (MBIA)                           1,080,614
               1,500,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              6.70%, 10/1/99(1)                       1,503,810
               1,745,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1993 A, (St. Francis Memorial
                              Hospital), 5.625%, 11/1/02(1)           1,825,706
               3,145,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1995 A, (Insured Health Facility),
                              6.00%, 7/1/04 (AMBAC)                   3,365,276
               1,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1998 A, (Casa De Las
                              Campanas), 5.50%, 8/1/12
                              (California Mortgage Insurance)         1,003,090
               3,250,000   California Public Works Board
                              Energy Efficiency Rev., Series
                              1991 A, (Pooled Project),
                              6.00%, 9/1/99                           3,250,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,320,000   California Public Works Board
                              Energy Efficiency Rev., Series
                              1998 A, 5.00%, 10/1/11
                              (AMBAC)                              $  1,318,165
               4,520,000   California Public Works Board
                              Lease Rev. COP, Series
                              1992 A, (Archives Building
                              Project), 6.20%, 12/1/05
                              (AMBAC)                                 4,951,976
               1,000,000   California Public Works Board
                              Lease Rev. COP, Series
                              1992 A, (Various University of
                              California Projects), 5.90%,
                              12/1/03 (AMBAC)                         1,067,190
               3,700,000   California Public Works Board
                              Lease Rev. COP, Series 1993 D,
                              (California State Prisons), 5.25%,
                              6/1/08                                  3,781,585
               3,000,000   California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/09               3,306,300
               1,010,000   California Public Works Board
                              Lease Rev. COP, Series 1997 A,
                              (California Science Center),
                              4.60%, 10/1/05                          1,016,626
               1,470,000   California Public Works Board
                              Lease Rev., Series 1996 C,
                              (Department of Corrections),
                              5.125%, 9/1/11 (MBIA)                   1,480,540
               8,355,000   California Public Works Board
                              Lease Rev., Series 1998 A,
                              (California Community Colleges),
                              5.25%, 12/1/12 (AMBAC)                  8,421,422
               7,825,000   California Rural Home Mortgage
                              Financing Auth. Lease Rev.,
                              Series 1996 A, 4.45%, 8/1/01
                              (MBIA)                                  7,837,442
               4,795,000   California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1992 J-2,
                              5.80%, 12/1/04(2)                       5,137,603
               3,260,000   California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1998 T,
                              5.00%, 12/1/10                          3,284,483
               1,855,000   California State GO, 7.00%,
                              11/1/06 (FGIC)                          2,127,073
               7,460,000   California State GO, 5.00%,
                              10/1/07                                 7,651,647
               5,860,000   California State GO, 5.75%,
                              10/1/08                                 6,294,695
               7,000,000   California State GO, 6.60%,
                              2/1/11 (MBIA)                           7,959,070
               5,625,000   California State GO, 4.75%,
                              9/1/11                                  5,437,688


14      1-800-345-2021                         See Notes to Financial Statements


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  4,700,000   California State GO, 5.00%,
                              10/1/11                              $  4,689,237
               6,000,000   California State GO, 5.25%,
                              6/1/16                                  5,878,440
               3,000,000   California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                  3,077,310
               8,000,000   California Statewide Communities
                              Development Auth. COP,
                              (California Lutheran Homes),
                              5.375%, 11/15/06(1)(2)                  8,428,640
               2,385,000   California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System Obligation
                              Group), 6.50%, 7/1/03(1)                2,579,378
               2,500,000   California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System Obligation
                              Group), 5.25%, 7/1/11                   2,472,700
               2,180,000   California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System Obligation
                              Group), 5.00%, 7/1/12                   2,102,784
               2,545,000   Capistrano Unified Public
                              Financing Auth. Special Tax Rev.,
                              Series 1996 A, (First Lien),
                              6.00%, 9/1/06 (AMBAC)                   2,769,673
               2,075,000   Chabot Las Positas Community
                              College District COP, 5.50%,
                              12/1/10 (FSA)                           2,177,858
               5,435,000   Contra Costa County Transportation
                              Auth. Sales Tax Rev., Series
                              1993 A, 6.00%, 3/1/05 (FGIC)            5,857,082
               1,065,000   Contra Costa County Water District
                              Rev., Series 1990 A, 7.00%,
                              10/1/00, Prerefunded at
                              102% of Par(1)                          1,123,000
               1,110,000   Contra Costa County Water District
                              Rev., Series 1999 J, 5.125%,
                              10/1/10 (FGIC)                          1,129,691
               1,170,000   Contra Costa County Water District
                              Rev., Series 1999 J, 5.125%,
                              10/1/11 (FGIC)                          1,181,782
               1,220,000   Coronado Community Development
                              Agency Tax Allocation, 6.00%,
                              9/1/08 (FSA)                            1,321,785
               2,570,000   East Bay Municipal Utility District
                              Water System Rev., 6.00%,
                              6/1/05                                  2,727,001
               2,665,000   East Bay Municipal Utility District
                              Water System Rev., 4.50%,
                              6/1/12                                  2,496,039
               4,015,000   East Bay Regional Park District
                              GO, 5.00%, 9/1/11                       4,025,118
               1,000,000   Foothill/Eastern Corridor Agency
                              Toll Road Rev., 4.50%,
                              1/15/08 (MBIA)                            985,220
               5,730,000   Fresno Special Tax, (Community
                              Facilities District No. 3), 4.75%,
                              9/1/05 (LOC: Rabobank
                              Nederland N.V.)                         5,737,678

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,285,000   Garden Grove Agency Community
                              Development Tax Allocation,
                              (Garden Grove Community),
                              5.30%, 10/1/02                       $  1,318,513
               7,350,000   Imperial Irrigation District COP,
                              (Electrical System), 6.50%,
                              11/1/07 (MBIA)                          8,272,572
               1,225,000   Imperial Irrigation District COP,
                              (Electrical System), 5.20%,
                              11/1/09 (MBIA)                          1,263,477
               2,715,000   Irvine Unified School District
                              Special Tax, (Community
                              Facilities District No. 86-1),
                              5.50%, 11/1/10 (AMBAC)                  2,840,704
               1,090,000   Kings River Conservation District
                              Pine Flat Power Rev., Series
                              1999 E, 5.125%, 1/1/15                  1,055,066
               1,750,000   Loma Linda Hospital Rev.,
                              (University Medical Center),
                              6.95%, 12/1/05 (AMBAC)                  1,798,142
               2,300,000   Los Angeles Airport Rev., Series
                              1995 A, 6.00%, 5/15/05
                              (FGIC)                                  2,481,930
               4,000,000   Los Angeles Capital Asset Lease
                              Rev. COP, 5.875%, 12/1/05
                              (AMBAC)                                 4,299,800
               1,155,000   Los Angeles Convention and
                              Exhibition Center Auth. Lease
                              Rev. COP, Series 1993 A,
                              6.00%, 8/15/10 (MBIA)                   1,260,151
               2,625,000   Los Angeles County Metropolitan
                              Transportation Auth. Rev., Series
                              1996 A, (Union Station), 5.10%,
                              7/1/10 (FSA)                            2,659,650
               1,000,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1995 A,
                              (Proposition C), 5.90%,
                              7/1/06 (AMBAC)                          1,081,080
               6,175,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1997 A,
                              (Proposition A), 5.25%,
                              7/1/12 (MBIA)                           6,215,755
               1,000,000   Los Angeles County Public
                              Properties COP, 6.25%,
                              4/1/00 (BIGI)                           1,015,390
               2,625,000   Los Angeles County Sanitation
                              Districts Financing Auth. Rev.,
                              Series 1993 A, (Capital),
                              5.20%, 10/1/05                          2,739,476
               2,900,000   Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.00%,
                              7/1/01                                  2,997,469
               4,665,000   Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.20%,
                              7/1/03                                  4,967,572
               2,000,000   Los Angeles County
                              Transportation Commission
                              COP, Series 1992 B, 6.25%,
                              7/1/04                                  2,133,320


See Notes to Financial Statements                www.americanentury.com      15


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  2,500,000   Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1991 A,
                              (Proposition A), 6.40%, 7/1/01,
                              Prerefunded at 102% of Par(1)        $  2,655,725
               3,515,000   Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.20%, 7/1/04          3,783,898
               3,765,000   Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., Series 1992 A,
                              (Proposition C), 6.40%, 7/1/06          4,143,194
               4,780,000   Los Angeles County Wastewater
                              System Rev., Series 1992 B,
                              6.20%, 6/1/02, Prerefunded at
                              102% of Par (AMBAC)(1)                  5,136,014
               1,000,000   Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              6.30%, 4/15/06 (FGIC)                   1,060,890
               2,140,000   Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              5.00%, 10/15/14 (FGIC)                  2,079,074
               1,000,000   Los Angeles GO, Series 1999 B,
                              5.00%, 9/1/08(3)                        1,019,970
               2,245,000   Los Angeles GO, Series 1999 B,
                              5.375%, 9/1/18(3)                       2,208,272
               1,790,000   Los Angeles Municipal
                              Improvement Corp. Lease Rev.,
                              Series 1999 D, (Police
                              Emergency), 4.375%, 9/1/10              1,696,222
               2,915,000   Los Angeles Municipal
                              Improvement Corp. Lease Rev.,
                              Series 1999 D, (Police
                              Emergency), 4.50%, 9/1/11               2,758,202
               2,900,000   Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/11 (FGIC)                    3,146,993
               1,000,000   Los Angeles Unified School
                              District GO, Series 1997 A,
                              6.00%, 7/1/15 (FGIC)                    1,069,300
               3,115,000   Los Angeles Unified School
                              District GO, Series 1999 C,
                              5.50%, 7/1/12 (MBIA)                    3,210,942
               1,610,000   Merced Unified High School
                              District, Series 1999 A, 5.25%,
                              8/1/12 (FGIC)                           1,622,574
               1,000,000   Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 6.625%, 7/1/01,
                              Prerefunded at 102% of Par(1)           1,065,500
               5,000,000   Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 C, 5.00%,
                              7/1/10                                  5,046,100
               5,505,000   Mid-Peninsula Regional Open
                              Space District Financing Auth.
                              Rev., (Second Issue), 5.25%,
                              8/1/17 (AMBAC)                          5,358,347
               2,700,000   Modesto Irrigation District
                              Financing Auth. Rev., Series
                              1996 A, 5.80%, 10/1/11
                              (MBIA)                                  2,863,620

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,100,000   Mojave California Water Agency
                              Improvement District GO,
                              (Morongo Basin), 5.40%,
                              9/1/08 (FGIC)                        $  1,154,747
               1,110,000   Ontario Redevelopment Financing
                              Auth. Local Agency Rev., Series
                              1995 A, 5.80%, 9/2/06 (FSA)             1,180,685
               3,000,000   Orange County Water District
                              COP, Series 1997 A, 5.00%,
                              8/15/14 (MBIA)                          2,906,280
               1,330,000   Oxnard Harbor District Rev.,
                              7.00%, 8/1/04 (FSA)                     1,484,134
               1,000,000   Ramona Municipal Water District
                              COP, 6.90%, 10/1/01
                              (AMBAC)                                 1,050,030
               1,060,000   Redding Joint Powers Financing
                              Auth. Electric System Rev.,
                              Series 1996 A, 6.25%,
                              6/1/07 (MBIA)                           1,171,035
               1,010,000   Richmond Joint Powers Financing
                              Auth. Rev. COP, Series 1995 A,
                              5.30%, 5/15/06                          1,037,129
               2,080,000   Riverside County Public Financing
                              Auth. Special Tax Rev., Series
                              1995 A, 5.25%, 9/1/04
                              (MBIA)                                  2,172,331
               1,225,000   Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.60%,
                              6/1/05 (AMBAC)                          1,299,958
               2,900,000   Riverside County Transportation
                              Commission Sales Tax Rev.,
                              Series 1993 A, 5.70%,
                              6/1/06 (AMBAC)                          3,103,029
               1,025,000   Rocklin Unified School District
                              Community Facility Special Tax
                              Rev., (No. 1), 5.20%, 9/1/09
                              (MBIA)                                  1,054,305
               2,600,000   Sacramento County Multifamily
                              Housing Rev., Issue 1985 B,
                              (Parcwood Apartments), 4.80%,
                              9/1/02 (Guaranteed:
                              Connecticut General Life
                              Insurance)                              2,605,746
               1,000,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 A, 6.25%, 8/15/10
                              (MBIA)                                  1,109,340
               5,710,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1992 C, 5.75%, 11/15/07
                              (MBIA)                                  6,006,121
               6,000,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1993 D, 5.25%, 11/15/12
                              (FGIC)                                  6,029,460
               3,500,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1994 H, 5.75%, 1/1/11
                              (MBIA)                                  3,632,090
               4,230,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 L, 5.00%, 7/1/10
                              (AMBAC)                                 4,260,752


16      1-800-345-2021                         See Notes to Financial Statements


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,205,000   Saddleback Valley Unified School
                              District Public Financing Special
                              Tax Rev., 6.00%, 9/1/11 (FSA)        $  1,312,185
               4,490,000   San Bernardino County COP,
                              (Medical Center Financing),
                              5.00%, 8/1/02                           4,568,350
               5,000,000   San Bernardino County COP,
                              Series 1995 A, (Medical Center
                              Financing), 5.75%, 8/1/07
                              (MBIA)                                  5,379,450
                 700,000   San Diego County COP, (Burnham
                              Institute), 5.70%, 9/1/11(3)              699,097
               2,000,000   San Diego County COP, (Central
                              Jail), 5.00%, 10/1/10 (AMBAC)           1,997,380
               7,200,000   San Diego County Water Auth.
                              Rev. COP, Series 1991 A,
                              6.125%, 5/1/03                          7,550,568
               3,505,000   San Diego Regional Transportation
                              Commission Sales Tax Rev.,
                              Series 1992 A, 5.50%, 4/1/04
                              (FGIC)                                  3,684,842
               4,000,000   San Diego Regional Transportation
                              Commission Sales Tax Rev.,
                              Series 1994 A, 6.00%, 4/1/04
                              (FGIC)                                  4,284,280
               1,000,000   San Francisco Bay Area Rapid
                              Transit District Sales Tax Rev.,
                              5.35%, 7/1/07 (FGIC)                    1,044,380
               3,255,000   San Francisco City and County
                              Educational Facilities Unified
                              School District GO, Series
                              1999 B, 5.50%, 6/15/12                  3,337,677
               1,605,000   San Francisco City and County
                              Public Utilities Commission Water
                              Rev., Series 1996 A, 5.00%,
                              11/1/11                                 1,608,980
               3,405,000   San Francisco Port Commission
                              Rev., 5.625%, 7/1/02                    3,529,895
               1,000,000   San Jacinto Unified School
                              District COP, 3.875%, 10/1/02
                              (FSA) (SBBPA: First Union
                              National Bank)                            985,390
               4,580,000   San Jose Financing Auth. Rev.
                              COP, Series 1993 A,
                              (Convention Center), 6.10%,
                              9/1/06                                  4,812,756
               3,950,000   San Jose Financing Auth. Rev.
                              COP, Series 1993 C,
                              (Convention Center), 6.00%,
                              9/1/05                                  4,142,918
               3,875,000   San Jose Redevelopment Agency
                              Tax Allocation, Series 1992 A,
                              (Merged Area Redevelopment),
                              6.00%, 8/1/02 (MBIA)(1)                 4,034,495
               1,620,000   San Mateo County Joint Powers
                              Auth. Lease Rev., Series 1997 A,
                              4.875%, 7/15/11 (FSA)                   1,594,112
               4,585,000   San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.00%, 6/1/11 (MBIA)            4,582,616
               3,750,000   San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/15 (MBIA)            3,723,900

Principal Amount                                               Value
--------------------------------------------------------------------------------

            $  1,015,000   Santa Ana Police Administration
                              COP, Series 1994 A, 5.50%,
                              7/1/07 (MBIA)                        $  1,067,668
               1,610,000   Santa Clara County Financing
                              Auth. Lease Rev., Series 1994 A,
                              (VMC Facility Replacement),
                              6.75%, 11/15/04, Prerefunded
                              at 102% of Par (AMBAC)(1)               1,823,148
               1,510,000   Santa Clara County Financing
                              Auth. Lease Rev., Series 1997 A,
                              6.00%, 11/15/12 (AMBAC)                 1,637,021
               2,855,000   Santa Clara County Financing
                              Auth. Lease Rev., Series 1998 A,
                              (Multiple Facilities), 4.50%,
                              5/15/11 (AMBAC)                         2,711,251
               1,250,000   Santa Monica-Malibu Unified
                              School District GO, 5.25%,
                              8/1/13                                  1,255,462
               1,000,000   Saratoga Unified School District
                              GO, 5.125%, 9/1/13 (MBIA)                 992,120
               1,200,000   South Orange County Public
                              Financing Auth. Special Tax Rev.,
                              Series 1994 C, (Foothill Area),
                              6.50%, 8/15/10 (FGIC)                   1,356,348
               1,785,000   South Sutter Water District
                              Hydroelectric Rev., 6.80%,
                              8/1/01 (FGIC)                           1,824,913
               2,000,000   Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/00               2,047,900
               3,000,000   Southern California Public Power
                              Auth. Rev., 6.75%, 7/1/01               3,119,850
               3,090,000   Southern California Public Power
                              Auth. Rev., (Transmission),
                              5.625%, 7/1/03 (MBIA)                   3,249,228
               4,065,000   Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.20%, 7/1/02
                              (MBIA)                                  4,273,209
               5,000,000   Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.40%, 7/1/04
                              (MBIA)                                  5,257,750
               1,500,000   Southern California Rapid Transit
                              District COP, (Workers
                              Compensation), 6.50%, 7/1/07
                              (MBIA)                                  1,579,245
               2,000,000   Stanislaus County COP, 5.50%,
                              5/1/06 (MBIA)                           2,114,540
               1,800,000   Sweetwater Auth. Water Rev.,
                              5.25%, 4/1/10 (AMBAC)                   1,849,212
               1,150,000   Taft Public Financing Auth. Lease
                              Rev. COP, Series 1997 A,
                              (Community Correctional
                              Facility), 5.50%, 1/1/06                1,184,569
               1,950,000   University of California Rev.,
                              (Medical Center), 5.60%,
                              7/1/09 (AMBAC)                          2,040,578
               2,510,000   Watsonville Hospital Insured Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 5.45%,
                              7/1/03 (California Mortgage
                              Insurance)(1)                           2,622,122


See Notes to Financial Statements                www.americanentury.com      17


California Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  3,980,000   Whittier Health Facility Rev.,
                              (Presbyterian Intercommunity),
                              6.00%, 6/1/06 (MBIA)                 $  4,301,067
               1,465,000   Woodland Wastewater System
                              COP, 6.00%, 3/1/06 (AMBAC)              1,588,089
                                                                   ------------
                                                                    415,012,237
                                                                   ------------
PUERTO RICO -- 9.1%
               3,655,000   Puerto Rico Commonwealth GO,
                              6.00%, 7/1/16 (MBIA)                    3,909,863
               2,400,000   Puerto Rico Commonwealth GO,
                              (Public Improvement), 5.00%,
                              7/1/05 (MBIA)                           2,468,880
               3,000,000   Puerto Rico Commonwealth GO,
                              (Public Improvement), 5.00%,
                              7/1/05 (MBIA)                           3,086,100
               3,000,000   Puerto Rico Commonwealth GO,
                              (Public Improvement), 5.25%,
                              7/1/11                                  3,014,220
              10,000,000   Puerto Rico Commonwealth GO,
                              (Public Improvement), 4.50%,
                              7/1/23 (FSA)                            8,416,900
               3,000,000   Puerto Rico Commonwealth
                              Infrastructure Financing Auth.
                              Special Tax Rev., Series 1998 A,
                              5.50%, 7/1/08 (AMBAC)                   3,161,670
               5,000,000   Puerto Rico Electric Power Auth.
                              Rev., Series 1995 W, 6.00%,
                              7/1/03 (MBIA)                           5,310,700
               5,790,000   Puerto Rico Electric Power Auth.
                              Rev., Series 1998 DD, 4.50%,
                              7/1/19 (FSA)                            5,035,737

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  3,090,000   Puerto Rico Public Buildings Auth.
                              Rev., Series 1995 A, 6.25%,
                              7/1/09 (AMBAC)                       $  3,421,094
               4,500,000   Puerto Rico Public Finance Corp.,
                              Series 1998 A, 5.375%,
                              6/1/11 (AMBAC)                          4,626,045
                                                                   ------------
                                                                     42,451,209
                                                                   ------------
TOTAL MUNICIPAL SECURITIES                                          457,463,446
                                                                   ------------
   (Cost $452,870,155)

SHORT-TERM MUNICIPAL SECURITIES -- 1.9%
               4,000,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1986 A, (Southern California
                              Edison), VRDN, 2.60%, 9/1/99
                              (Guaranteed: Southern
                              California Edison Company)              4,000,000
               4,100,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1986 C, (Southern California
                              Edison), VRDN, 2.60%, 9/1/99
                              (Guaranteed: Southern
                              California Edison Company)              4,100,000
                 700,000   Irvine Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 87-8), VRDN,
                              2.40%, 9/1/99                             700,000
                                                                   ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 8,800,000
                                                                   ------------
   (Cost $8,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $466,263,446
                                                                   ============
   (Cost $461,670,155)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

LOC = Letter of Credit

BIGI = Bond Investor's Guaranty Inc.

MBIA = MBIA Insurance Corp.

COP = Certificates of Participation

SBBPA = Standby Bond Purchase Agreement

FGIC = Financial Guaranty Insurance Co.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.

FSA = Financial Security Assurance Inc.

GO = General Obligation

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3)  When-issued security.



18      1-800-345-2021                         See Notes to Financial Statements


California Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

            CALIFORNIA LONG-TERM   LEHMAN LONG-TERM   CALIFORNIA MUNICIPAL DEBT FUNDS(2)
                 TAX-FREE          MUNICIPAL INDEX     AVERAGE RETURN   FUND'S RANKING
============================================================================================
6 MONTHS(1)       -3.97%              -4.29%              -3.52%              --
1 YEAR            -1.85%              -2.14%              -1.49%         70 OUT OF 106
============================================================================================
AVERAGE ANNUAL
RETURNS
3 YEARS            5.56%               6.35%               5.22%         33 OUT OF 90
5 YEARS            6.13%               7.07%               5.71%         23 OUT OF 72
10 YEARS           7.07%               7.92%               6.65%          9 OUT OF 35

The fund's inception date was 11/9/83.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 35-36 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/99
California Long-Term Tax-Free           $19,792
Lehman Long-Term Municipal Index        $21,446

                   California
                   Long-Term       Lehman Long-Term
                    Tax-Free        Municipal Index
DATE                 VALUE               VALUE
8/31/89             $10,000             $10,000
8/31/90             $10,466             $10,611
8/31/91             $11,749             $12,040
8/31/92             $12,992             $13,557
8/31/93             $14,814             $15,558
8/31/94             $14,698             $15,240
8/31/95             $15,758             $16,677
8/31/96             $16,825             $17,824
8/31/97             $18,457             $19,831
8/31/98             $20,164             $21,915
8/31/99             $19,792             $21,446

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                   California
                   Long-Term        Lehman Long-Term
                    Tax-Free         Municipal Index
DATE                RETURN               RETURN
8/31/90              4.66%                6.11%
8/31/91             12.26%               13.47%
8/31/92             10.58%               12.60%
8/31/93             14.02%               14.76%
8/31/94             -0.78%               -2.05%
8/31/95              7.21%                9.43%
8/31/96              6.77%                6.88%
8/31/97              9.70%               11.26%
8/31/98              9.25%               10.51%
8/31/99             -1.85%               -2.14%


                                               www.americancentury.com      19


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA LONG-TERM TAX-FREE PERFORM DURING ITS FISCAL YEAR ENDED AUGUST 31, 1999?

     It was a disappointing year for both the municipal market and the fund. California Long-Term Tax-Free posted a total return of -1.85%, which lagged the -1.49% average total return of its peer group--106 "California Municipal Debt Funds" tracked by Lipper Inc. Despite this recent setback, the fund's longer-term results remained solid. For the three-, five-, and 10-year periods ended August 31, 1999, the fund consistently ranked in the top 40% of its peer group.

     Additionally, California Long-Term Tax-Free produced more state and federal tax-free income than its peers. The fund's 30-day SEC yield as of August 31, 1999, was 4.95%, compared with the 4.26% average yield of the Lipper peer group

     The portfolio's below-average expenses helped boost the fund's long-term returns and its yield.

WHY DID THE FUND TRAIL ITS PEERS DURING THE PAST YEAR?

     As is the case from time to time, the strategy that helped us outperform in one period hurt us in another. In this instance, California Long-Term Tax-Free's duration--a measure of its interest rate sensitivity--was longer than the average of its peers. (The longer a fund's duration, the more the share price will rise or fall when interest rates change.) This positioning helped performance in 1998 when interest rates fell, but hurt the fund in 1999 when rates rose.

CAN YOU EXPLAIN WHY YOU KEPT DURATION RELATIVELY LONG?

     Our decision to maintain a somewhat longer duration was based on our view that interest rates would decline in 1999 in response to global economic weakness. Given that outlook, we wanted to protect the fund from "reinvestment" risk, which occurs when rates fall. Under those circumstances, municipalities refinance older, higher-yielding bonds and potentially force bondholders to reinvest the proceeds in newer bonds at lower interest rates.

     To guard against reinvestment risk, we used discount bonds. These bonds trade below face value (par)--at a "discount"--because their interest payments are below prevailing market interest rates. There's less incentive for issuers to refinance--or "call"--discount bonds. That natural "call protection" means the duration of discount bonds is relatively long to begin with. Unfortunately, rising rates diminished the likelihood that discount bonds would be called, so their lives extended further and their durations lengthened. That made the portfolio even more sensitive to rising rates.

[left margin]

"CALIFORNIA LONG-TERM TAX-FREE PRODUCED MORE STATE AND FEDERAL TAX-FREE INCOME THAN ITS PEERS."

YIELDS AS OF AUGUST 31, 1999
  30-DAY SEC YIELD                 4.95%
  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET             7.58%
    37.42% TAX BRACKET             7.91%
    41.95% TAX BRACKET             8.53%
    45.22% TAX BRACKET             9.04%

PORTFOLIO AT A GLANCE
                          8/31/99            8/31/98
NUMBER OF SECURITIES        90                83
WEIGHTED AVERAGE
   MATURITY              19.3 YRS          19.5 YRS
AVERAGE DURATION          9.4 YRS           8.7 YRS
EXPENSE RATIO              0.51%             0.51%

Investment terms are defined in the Glossary on pages 36-37.


20      1-800-345-2021


California Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT CHANGES DID YOU MAKE IN RESPONSE TO RISING INTEREST RATES?

     Rather than sell discount bonds at distressed prices and abandon a strategy we believe will ultimately help the fund, we chose another route. To prevent the fund from becoming overly interest rate sensitive, we sold some par bonds at relatively good prices and temporarily parked the proceeds in short-term investments such as money market securities, which helped offset the longer-maturity discount bonds.

     Rising rates and weak prices also gave us the opportunity to do some "tax swapping." When it was advantageous to do so, we sold some of our worst-performing bonds at a loss to offset capital gains incurred elsewhere in the fund. The proceeds were used to buy higher-yielding bonds, which helped to boost the fund's distribution yield.

     Finally, we increased our stake in BBB bonds. That helped performance because BBB bonds held up relatively well.

WHAT'S THE ATTRACTION OF CERTIFICATES OF PARTICIPATION (COPS), THE FUND'S LARGEST POSITION THROUGHOUT THE PERIOD?

     COPs originated in 1978 when California voters approved "Proposition 13." That amendment put strict limits on the amount of money that could be raised from property taxes and required two-thirds voter approval to sell new general obligation bonds. Those restrictions helped COPs, which are an alternate form of financing that don't require voter approval, become more popular.

     We're attracted to COPs because they are less well understood than other bonds, which allows us to buy them at higher yields than comparably rated, more familiar types of securities with similar maturities.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND THE BOND MARKET?

     We're moderately bullish. The broad U.S. inflation gauges haven't changed much recently, and there's evidence that the U.S. economy may be slowing. Furthermore, we believe the Fed will remain sidelined for the balance of 1999 in recognition of low inflation and out of concern for potential Y2K problems.

     Beyond the end of 1999, the outlook is less clear. It's quite feasible that the tug-of-war between "good" (low inflation) and "evil" (tight labor markets and wage pressures) will continue well into 2000. Ultimately, we think that non-inflationary, moderate economic growth will win, providing a more favorable backdrop for bonds. Because municipal bonds are currently priced attractively relative to Treasury securities, we think municipals can be a prime beneficiary of more favorable market sentiment.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     As long as our outlook remains somewhat bullish, we're likely to maintain our current duration position and emphasis on discount bonds. We'll also continue working with our research staff to uncover attractively valued securities, such as COPs, that have the potential to enhance returns. And we plan to stick with the same value-oriented approach and below-average expenses that have contributed to our long-term success.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                           % OF FUND INVESTMENTS
                          AS OF             AS OF
                         8/31/99           2/28/99
AAA                        59%               60%
AA                         11%                9%
A                          24%               26%
BBB                         6%                5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.


TOP FIVE SECTORS (AS OF 8/31/99)
                           % OF FUND INVESTMENTS
COPS/LEASES                          19%
TAX ALLOCATION REVENUE               16%
GO                                   14%
WATER AND SEWER REVENUE               8%
HOSPITAL REVENUE                      7%


TOP FIVE SECTORS (AS OF 2/28/99)
                           % OF FUND INVESTMENTS
COPS/LEASES                          21%
TAX ALLOCATION REVENUE               14%
GO                                   11%
HIGHER EDUCATION                      7%
HOSPITAL REVENUE                      7%

Investment terms are defined in the Glossary on pages 36-37.


                                               www.americancentury.com      21


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.1%
CALIFORNIA -- 93.1%
            $  6,500,000   Alameda Corridor Transportation
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/29 (MBIA)                $  5,861,504
               2,300,000   Alameda County COP, 6.80%,
                              6/15/17 (MBIA)(1)                         842,651
               2,700,000   Brea Public Finance Auth. Rev.
                              Tax Allocation, (Project Area AB),
                              7.00%, 8/1/15 (MBIA)                    2,879,658
               1,220,000   Brea Redevelopment Agency Tax
                              Allocation, (Project AB), 6.125%,
                              8/1/13 (MBIA)                           1,287,649
               1,500,000   California Educational Facilities
                              Auth. Rev., Series 1997 B,
                              (Pooled College and University
                              Projects), 6.30%, 4/1/21                1,533,990
               1,500,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1988 A, (H.M. Newhall
                              Memorial Hospital), 8.00%,
                              10/1/18 (California Mortgage
                              Insurance)                              1,534,320
               3,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/09(1)                       1,784,280
               1,730,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1990 A, (Gould Medical),
                              7.30%, 4/1/20(2)                        1,801,138
               2,500,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1991 B, (Adventist Health),
                              6.75%, 3/1/14 (MBIA)                    2,628,600
               2,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1992 A, 6.75%, 3/1/20
                              (California Mortgage Insurance)         2,114,480
               1,290,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1992 C, (AIDS Healthcare
                              Foundation), 6.25%, 9/1/17
                              (California Mortgage Insurance)         1,328,003
               5,165,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1993 C, (St. Francis Memorial
                              Hospital), 5.875%, 11/1/23(2)           5,437,454
               5,125,000   California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1994 G, 7.25%, 8/1/17            5,284,285
               1,290,000   California Housing Finance
                              Agency Rev., (Multi-Unit Rental
                              Housing), 6.875%, 2/1/22                1,296,631

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,125,000   California Housing Finance
                              Agency Rev., Series 1995 C,
                              (Home Mortgage), 6.80%,
                              8/1/17                               $  1,177,481
               1,500,000   California Pollution Control
                              Financing Auth. Rev., Series
                              1987 D, (Southern California
                              Edison), 6.85%, 12/1/08                 1,530,000
              17,100,000   California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                    16,980,984
               2,500,000   California Public Works Board
                              Lease Rev., Series 1998 B,
                              (Department of Corrections),
                              5.00%, 9/1/21 (MBIA)                    2,295,350
               5,000,000   California State Department of
                              Water Resource Central Valley
                              Project Rev., Series 1997 S,
                              5.00%, 12/1/29                          4,507,650
               1,000,000   California State Franchise Tax
                              Board COP, 6.90%, 10/1/99,
                              Prerefunded at 102% of Par(2)           1,022,710
               3,000,000   California State GO, 6.125%,
                              10/1/11 (AMBAC)                         3,301,740
               2,945,000   California State GO, 5.00%,
                              2/1/20                                  2,729,809
               9,000,000   California State GO, 4.50%,
                              12/1/21 (FGIC)                          7,592,040
               4,655,000   California State GO, 4.50%,
                              12/1/24 (FGIC)                          3,881,804
               8,000,000   California State GO, 4.25%,
                              10/1/26 (MBIA)                          6,329,920
               2,130,000   California State GO, 4.75%,
                              4/1/29                                  1,827,370
               1,410,000   California State GO, Series
                              1984 B, (New Prison
                              Construction), 10.00%, 8/1/03           1,697,626
               9,000,000   California Statewide Communities
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)          8,290,890
               5,695,000   Capistrano Unified School District
                              Community Facilities Special Tax,
                              (Refunding Issue 1988-1),
                              6.50%, 9/1/14 (FSA)                     6,136,362
               1,000,000   Coachella Valley Water District #71
                              COP, (Flood Control), 6.75%,
                              10/1/02, Prerefunded at
                              102% of Par(2)                          1,095,150
               1,320,000   Coalinga Public Financing Auth.
                              Local Obligation Rev., Series
                              1998 A, 6.375%, 9/15/21
                              (AMBAC)                                 1,465,543
              13,500,000   Compton Redevelopment Agency
                              Tax Allocation, Series 1995 A,
                              6.50%, 8/1/13 (FSA)                    14,694,345


22      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  2,580,000   Concord Joint Power Financing
                              Auth. Lease Rev. COP, (Police
                              Facilities), 5.25%, 8/1/13           $  2,563,540
               3,805,000   Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., 5.25%, 8/1/28                     3,393,794
               2,615,000   Corona Community Facilities
                              District Tax Allocation, (Special
                              Tax No. 86-2), 5.125%, 9/1/19
                              (AMBAC)                                 2,447,300
               3,605,000   Inglewood Redevelopment Agency
                              Tax Allocation, Series 1998 A,
                              (Merged Redevelopment),
                              5.25%, 5/1/23 (AMBAC)                   3,442,631
               1,815,000   Kern County High School District
                              GO, 7.15%, 8/1/14 (MBIA)(2)             2,170,413
               1,305,000   Los Altos Association of Bay Area
                              Governments COP, 5.90%,
                              5/1/27                                  1,314,513
               3,475,000   Los Angeles Community
                              Redevelopment Agency Housing
                              Rev., Series 1994 A, 6.45%,
                              7/1/17 (AMBAC)                          3,620,464
               2,000,000   Los Angeles County Metropolitan
                              Transportation Auth. Sales Tax
                              Rev., Series 1996 A, 6.00%,
                              7/1/06, Prerefunded at 101%
                              of Par (MBIA)(2)                        2,194,980
               3,340,000   Los Angeles Department of Water
                              and Power Waterworks Rev.,
                              4.50%, 10/15/24                         2,751,993
               1,000,000   Los Angeles Transportation
                              Commission Sales Tax Rev.,
                              6.50%, 7/1/13 (MBIA)                    1,054,990
               1,865,000   Mendocino Coast District Health
                              Care Facility Rev., 5.875%,
                              2/1/20 (California Mortgage
                              Insurance)                              1,868,562
               8,000,000   Metropolitan Water District of
                              Southern California Waterworks
                              Rev., 5.75%, 8/10/18                    8,223,600
               4,650,000   Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 B,  4.75%,
                              7/1/21 (MBIA)                           4,088,652
               5,150,000   Mid-Peninsula Regional Open
                              Space District GO, 7.00%,
                              9/1/14                                  5,632,298
               5,830,000   Modesto, Stockton, Redding
                              Public Power Agency Rev.,
                              Series 1989 D, (San Juan),
                              6.75%, 7/1/20 (MBIA)(2)                 6,614,310
               3,000,000   Oakland Redevelopment Agency
                              Tax Allocation, (Central District),
                              5.50%, 2/1/14 (AMBAC)                   3,061,320
               2,960,000   Orange County Water District Rev.
                              COP, Series 1999 A, 5.25%,
                              8/15/22                                 2,806,850
               1,855,000   Pacifica Financing Auth. Sewer
                              Rev., 6.20%, 8/1/26                     1,877,854
               2,950,000   Pasadena COP, (Old Pasadena
                              Parking Facility), 6.25%,
                              1/1/18                                  3,188,596

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  4,475,000   Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.20%, 8/1/19                        $  4,599,808
               5,000,000   Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26                           5,158,050
               2,700,000   Pittsburg Redevelopment Agency
                              Tax Allocation, Series 1993 B,
                              (Los Medanos Community
                              Development), 5.80%, 8/1/34
                              (FSA)                                   2,732,076
               2,100,000   Pomona Public Financing Auth.
                              Rev., Series 1992 A, (Water
                              Treatment), 6.10%, 7/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                              2,254,140
               2,000,000   Rancho Cucamonga
                              Redevelopment Agency Tax
                              Allocation, 5.25%, 9/1/20
                              (FSA)                                   1,924,940
               3,680,000   Riverside County Asset Leasing
                              Corporation Rev. COP, Series
                              1997 B, (Riverside County
                              Hospital), 5.00%, 6/1/19
                              (MBIA)                                  3,391,010
               8,705,000   Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                 8,326,332
               1,000,000   Saddleback Valley Unified School
                              District Public Financing Auth.
                              Special Tax Rev., Series 1997 A,
                              6.00%, 9/1/16 (FSA)                     1,070,240
               3,400,000   San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                          3,531,988
               3,500,000   San Diego County Regional
                              Transportation Sales Tax Rev.,
                              Series 1991 A, 6.93%,
                              4/1/04(1)(2)                            2,863,210
               9,000,000   San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/23 (MBIA)                           7,549,200
               5,450,000   San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                           4,522,900
               1,000,000   San Francisco City and County
                              Redevelopment Hotel Tax Rev.,
                              6.75%, 7/1/04, Prerefunded at
                              102% of Par (FSA)(2)                    1,125,140
               3,000,000   San Jose Financing Auth. Rev.
                              COP, Series 1993 C,
                              (Convention Center), 6.375%,
                              9/1/13                                  3,128,160
               7,575,000   San Jose Financing Auth. Rev.
                              COP, Series 1993 D, (Central
                              Service Yard), 5.25%, 10/15/23          7,097,624
               9,525,000   San Jose Redevelopment Agency
                              Tax Allocation, Series 1993 D,
                              (Merged Area Redevelopment),
                              5.75%, 8/1/24                           9,532,048


See Notes to Financial Statements               www.americancentury.com      23


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  5,000,000   San Marino Unified School District
                               GO, Series 1998 B, 5.00%,
                               6/1/23                              $  4,592,800
               3,975,000   San Mateo County Joint Powers
                              Finance Auth. Lease Rev. COP,
                              (Capital Projects Program),
                              6.50%, 7/1/16 (MBIA)                    4,470,643
               4,000,000   San Mateo County Joint Powers
                              Finance Auth. Lease Rev. COP,
                              (Capital Projects Program),
                              6.00%, 7/1/19 (MBIA)                    4,261,840
               3,500,000   Santa Ana Finance Auth. Lease
                              Rev. COP, 6.25%, 7/1/15
                              (MBIA)                                  3,847,060
               4,830,000   Santa Monica Community College
                              District COP, Series 1997 A,
                              5.90%, 2/1/27                           4,859,173
               1,455,000   South Orange County Public
                              Financing Auth. Special Tax Rev.,
                              Series 1999 A, 5.375%,
                              8/15/10 (FSA)                           1,511,134
               2,670,000   South Orange County Public
                              Financing Auth. Special Tax Rev.,
                              Series 1999 A, 5.375%,
                              8/15/11 (FSA)                           2,750,207
               2,745,000   South Tahoe Joint Powers
                              Financing Auth. Rev., Series
                              1999 A, 5.375%, 10/1/30                 2,490,154
               3,260,000   Southern California Public Power
                              Auth. Rev., 6.00%, 7/1/18               3,270,302
               7,315,000   Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/12 (FSA)                     8,399,814
               3,730,000   Southern California Public Power
                              Auth. Rev., (Multiple Projects),
                              6.75%, 7/1/13 (FSA)                     4,276,967
               1,425,000   Southern California Public Power
                              Auth. Rev., (Transportation Auth.),
                              7.00%, 7/1/09                           1,486,318
               3,000,000   Southern California Public Power
                              Auth. Rev., Series 1989 A,
                              7.15%, 7/1/04 (AMBAC)(1)                2,423,400
               2,000,000   Southern Orange County Finance
                              Auth. Special Tax Rev., Series
                              1994 A, 7.00%, 9/1/11 (MBIA)            2,346,800
                 800,000   Stockton Health Facilities Rev.,
                              Series 1997 A, (Dameron
                              Hospital Association), 5.70%,
                              12/1/14                                   775,376
               2,000,000   Taft Public Financing Auth. Lease
                              Rev. COP, Series 1997 A,
                              (Community Correctional Facility),
                              6.05%, 1/1/17                           2,034,740


Principal Amount                                                       Value
--------------------------------------------------------------------------------

            $  1,400,000   Torrance Redevelopment Agency
                              Rev., Series 1998 A,
                              (Downtown Redevelopment),
                              5.60%, 9/1/28                        $  1,299,074
               3,020,000   Watsonville Insured Hospital Rev.,
                              Series 1996 A, (Watsonville
                              Community Hospital), 6.20%,
                              7/1/12 (California Mortgage
                              Insurance)(2)                           3,276,368
                                                                   ------------
                                                                    311,667,113
                                                                   ------------
PUERTO RICO -- 4.0%
              16,250,000   Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                          13,511,388
                                                                   ------------
TOTAL MUNICIPAL SECURITIES                                          325,178,501
                                                                   ------------
   (Cost $323,523,453)

MUNICIPAL DERIVATIVES(3) -- 1.1%
               4,000,000   Northern California Transmission
                              Rev., Inverse Floater, 6.78%,
                              4/29/24 (MBIA)                          3,815,000
                                                                   ------------
   (Cost $3,963,920)

SHORT-TERM MUNICIPAL SECURITIES -- 1.8%
               1,000,000   California Health Facilities
                              Financing Auth. Rev., Series
                              1995 C, (Catholic Healthcare
                              West), VRDN, 2.75%, 9/1/99
                              (MBIA) (SBBPA: Rabobank
                              Nederland N.V.)                         1,000,000
               3,000,000   California Statewide Communities
                              Development Auth. Rev. COP,
                              (Sutter Health Obligation Group),
                              VRDN, 2.40%, 9/1/99
                              (AMBAC) (SBBPA: KBC
                              Bank N.V.)                              3,000,000
               2,000,000   Irvine Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 89-10), VRDN,
                              2.40%, 9/1/99 (LOC: National
                              Westminster Bank PLC)                   2,000,000
                                                                   ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                 6,000,000
                                                                   ------------
   (Cost $6,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $334,993,501
                                                                   ============
   (Cost $333,487,373)


24      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

LOC = Letter of Credit

COP = Certificates of Participation

MBIA = MBIA Insurance Corp.

FGIC = Financial Guaranty Insurance Co.

SBBPA = Standby Bond Purchase Agreement

FSA = Financial Security Assurance Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.

GO = General Obligation

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.


See Notes to Financial Statements                www.americancentury.com      25


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                         LIMITED-TERM   INTERMEDIATE-TERM      LONG-TERM
AUGUST 31, 1999                            TAX-FREE         TAX-FREE           TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $145,900,662,
  $461,670,155 and $333,487,373,
  respectively) (Note 3) .............  $ 146,444,294      $ 466,263,446      $ 334,993,501
Receivable for investments sold ......           --            1,679,122          3,367,787
Interest receivable ..................      1,856,007          6,478,922          4,228,401
                                        -------------      -------------      -------------
                                          148,300,301        474,421,490        342,589,689
                                        -------------      -------------      -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ................      4,484,358         10,226,730          6,281,233
Payable for investments purchased ....      2,147,669          3,907,442          3,349,712
Accrued management fees
  (Note 2) ...........................         59,930            198,332            143,871
Dividends payable ....................         58,655            228,984            187,081
Payable for trustees' fees
  and expenses .......................            241                798                579
                                        -------------      -------------      -------------
                                            6,750,853         14,562,286          9,962,476
                                        -------------      -------------      -------------
Net Assets ...........................  $ 141,549,448      $ 459,859,204      $ 332,627,213
                                        =============      =============      =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..............     13,782,306         42,387,303         30,640,236
                                        =============      =============      =============
Net Asset Value Per Share ............  $       10.27      $       10.85      $       10.86
                                        =============      =============      =============

NET ASSETS CONSIST OF:
Capital paid in ......................  $ 141,451,152      $ 456,045,861      $ 332,027,691
Accumulated net realized loss
  on investments .....................       (445,336)          (779,948)          (906,606)
Net unrealized appreciation
  on investments (Note 3) ............        543,632          4,593,291          1,506,128
                                        -------------      -------------      -------------
                                        $ 141,549,448      $ 459,859,204      $ 332,627,213
                                        =============      =============      =============


26      1-800-345-2021                        See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                       LIMITED-TERM   INTERMEDIATE-TERM     LONG-TERM
YEAR ENDED AUGUST 31, 1999               TAX-FREE         TAX-FREE          TAX-FREE

INVESTMENT INCOME
Income:
Interest ............................  $  6,327,039      $ 23,434,766      $ 18,661,903
                                       ------------      ------------      ------------

Expenses (Note 2):
Management fees .....................       744,334         2,402,570         1,729,194
Trustees' fees and expenses .........         5,805            16,496            12,154
                                       ------------      ------------      ------------
                                            750,139         2,419,066         1,741,348
                                       ------------      ------------      ------------

Net investment income ...............     5,576,900        21,015,700        16,920,555
                                       ------------      ------------      ------------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ....       135,223         1,469,341           178,811
Change in net unrealized
  appreciation on investments .......    (2,294,647)      (19,090,647)      (23,792,754)
                                       ------------      ------------      ------------

Net realized and unrealized
  loss on investments ...............    (2,159,424)      (17,621,306)      (23,613,943)
                                       ------------      ------------      ------------

Net Increase (Decrease) in Net
  Assets Resulting from Operations ..  $  3,417,476      $  3,394,394      $ (6,693,388)
                                       ============      ============      ============


See Notes to Financial Statements               www.americancentury.com      27


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 1999 AND AUGUST 31, 1998

                                            LIMITED-TERM                  INTERMEDIATE-TERM                   LONG-TERM
                                              TAX-FREE                        TAX-FREE                        TAX-FREE
Increase (Decrease) in Net Assets        1999           1998             1999            1998            1999           1998
OPERATIONS
Net investment income ...........  $   5,576,900   $   5,160,591   $  21,015,700   $  20,402,484   $  16,920,555   $  15,874,999
Net realized gain
  on investments ................        135,223         253,098       1,469,341       3,919,772         178,811       2,963,978
Change in net unrealized
  appreciation on investments ...     (2,294,647)      1,302,650     (19,090,647)      5,632,637     (23,792,754)      8,929,558
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets resulting
  from operations ...............      3,417,476       6,716,339       3,394,394      29,954,893      (6,693,388)     27,768,535
                                   -------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ......     (5,576,900)     (5,160,591)    (21,023,720)    (20,402,484)    (16,929,588)    (15,874,999)
From net realized gains on
  investment transactions .......           --              --        (4,068,589)     (5,651,243)     (1,834,114)     (5,354,293)
In excess of net realized
  gains on investment
  transactions ..................           --              --          (779,994)           --          (906,606)           --
                                   -------------   -------------   -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ............     (5,576,900)     (5,160,591)    (25,872,303)    (26,053,727)    (19,670,308)    (21,229,292)
                                   -------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold .......     65,637,307      43,612,098     161,571,112     155,826,396     159,063,547      98,878,179
Proceeds from reinvestment
  of distributions ..............      3,592,859       3,439,775      19,097,750      19,653,179      13,437,962      14,613,846
Payments for shares
  redeemed ......................    (55,657,881)    (45,102,215)   (158,935,588)   (154,216,741)   (138,704,256)    (99,508,180)
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
  from capital share
  transactions ..................     13,572,285       1,949,658      21,733,274      21,262,834      33,797,253      13,983,845
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets .................     11,412,861       3,505,406        (744,635)     25,164,000       7,433,557      20,523,088

NET ASSETS
Beginning of period .............    130,136,587     126,631,181     460,603,839     435,439,839     325,193,656     304,670,568
                                   -------------   -------------   -------------   -------------   -------------   -------------
End of period ...................  $ 141,549,448   $ 130,136,587   $ 459,859,204   $ 460,603,839   $ 332,627,213   $ 325,193,656
                                   =============   =============   =============   =============   =============   =============
Undistributed net investment
  income ........................           --              --              --     $       8,020            --     $       9,033
                                   =============   =============   =============   =============   =============   =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ............................      6,293,053       4,214,707      14,367,915      13,806,443      13,855,858       8,544,372
Issued in reinvestment
  of distributions ..............        344,983         332,197       1,699,082       1,741,245       1,167,760       1,262,693
Redeemed ........................     (5,337,253)     (4,357,987)    (14,186,136)    (13,662,495)    (12,126,150)     (8,606,849)
                                   -------------   -------------   -------------   -------------   -------------   -------------
Net increase ....................      1,300,783         188,917       1,880,861       1,885,193       2,897,468       1,200,216
                                   =============   =============   =============   =============   =============   =============


28      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California Limited-Term Tax-Free Fund (Limited-Term), California Intermediate-Term Tax-Free Fund (Intermediate-Term), and California Long-Term Tax-Free Fund (Long-Term) (the funds) are three of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended August 31, 1999, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At August 31, 1999, accumulated net realized capital loss carryovers of $445,336 for Limited-Term (expiring in 2004) may be used to offset future taxable gains.

    FUTURES CONTRACTS -- Each fund may buy and sell interest rate futures contracts relating to debt securities. Each fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at August 31, 1999.

     ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 1999, the effective annual management fee was 0.51%, for Limited-Term, Intermediate-Term, and Long-Term.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 1999

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, were as follows:

                        LIMITED-TERM      INTERMEDIATE-TERM      LONG-TERM
                         TAX-FREE            TAX-FREE             TAX-FREE
PURCHASES
Municipal Obligations ..$94,401,285         $274,073,862        $209,500,031

PROCEEDS FROM SALES
Municipal Obligations ..$82,427,961         $255,931,595        $175,200,491

  On August 31, 1999, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                       LIMITED-TERM      INTERMEDIATE-TERM      LONG-TERM
                        TAX-FREE             TAX-FREE            TAX-FREE
Appreciation ...........$893,425           $10,079,386           $9,854,934
Depreciation ...........(349,793)           (5,486,095)          (8,348,806)
                     ----------------   -------------------   ---------------
Net ....................$543,632           $  4,593,291          $1,506,128
                     ================   ===================   ===============

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through August 31, 1999.


30      1-800-345-2021


California Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                              1999              1998              1997              1996              1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ..  $     10.43       $     10.30       $     10.19       $     10.23       $     10.12
                                         -----------       -----------       -----------       -----------       -----------
Income From Investment Operations
  Net Investment Income ...............         0.39              0.42              0.43              0.43              0.41
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .............        (0.16)             0.13              0.11             (0.04)             0.11
                                         -----------       -----------       -----------       -----------       -----------
  Total From Investment Operations ....         0.23              0.55              0.54              0.39              0.52
                                         -----------       -----------       -----------       -----------       -----------
Distributions
  From Net Investment Income ..........        (0.39)            (0.42)            (0.43)            (0.43)            (0.41)
                                         -----------       -----------       -----------       -----------       -----------
Net Asset Value, End of Period ........  $     10.27       $     10.43       $     10.30       $     10.19       $     10.23
                                         ===========       ===========       ===========       ===========       ===========
  Total Return(1) .....................         2.26%             5.40%             5.42%             3.87%             5.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............         0.51%             0.52%             0.49%             0.49%             0.51%
Ratio of Net Investment Income
  to Average Net Assets ...............         3.78%             4.02%             4.20%             4.20%             4.10%
Portfolio Turnover Rate ...............           57%               44%               47%               44%               50%
Net Assets, End of Period
  (in thousands) ......................  $   141,549       $   130,137       $   126,631       $   103,707       $   104,723

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements             www.americancentury.com       31


California Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                               1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $     11.37     $     11.27     $     11.05     $     11.06     $     10.86
                                          -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ...............          0.49            0.52            0.54            0.54            0.54
  Net Realized and Unrealized
  Gain (Loss) on
   Investment Transactions ............         (0.41)           0.25            0.25           (0.01)           0.20
                                          -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ....          0.08            0.77            0.79            0.53            0.74
                                          -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ..........         (0.49)          (0.52)          (0.54)          (0.54)          (0.54)
  From Net Realized Gains on
  Investment Transactions .............         (0.09)          (0.15)          (0.03)           --              --
  In Excess of Net Realized Gains .....         (0.02)           --              --              --              --
                                          -----------     -----------     -----------     -----------     -----------
  Total Distributions .................         (0.60)          (0.67)          (0.57)          (0.54)          (0.54)
                                          -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ........   $     10.85     $     11.37     $     11.27     $     11.05     $     11.06
                                          ===========     ===========     ===========     ===========     ===========
  Total Return(1) .....................          0.74%           7.00%           7.39%           4.79%           7.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............          0.51%           0.51%           0.48%           0.48%           0.48%
Ratio of Net Investment Income
  to Average Net Assets ...............          4.41%           4.60%           4.81%           4.87%           5.02%
Portfolio Turnover Rate ...............            54%             28%             42%             36%             25%
Net Assets, End of Period
  (in thousands) ......................   $   459,859     $   460,604     $   435,440     $   430,950     $   417,550

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


32      1-800-345-2021                        See Notes to Financial Statements


California Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                            1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ..$     11.72     $     11.48     $     11.06     $     10.94     $     10.88
                                       -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ...............       0.57            0.59            0.61            0.61            0.62
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .............      (0.76)           0.44            0.44            0.12            0.12
                                       -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ....      (0.19)           1.03            1.05            0.73            0.74
                                       -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ..........      (0.57)          (0.59)          (0.61)          (0.61)          (0.62)
  From Net Realized Gains on
  Investment Transactions .............      (0.07)          (0.20)          (0.02)           --             (0.06)
  In Excess of Net Realized Gains .....      (0.03)           --              --              --              --
                                       -----------     -----------     -----------     -----------     -----------
  Total Distributions .................      (0.67)          (0.79)          (0.63)          (0.61)          (0.68)
                                       -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period ........$     10.86     $     11.72     $     11.48     $     11.06     $     10.94
                                       ===========     ===========     ===========     ===========     ===========
  Total Return(1) .....................      (1.85)%          9.25%           9.70%           6.77%           7.21%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............       0.51%           0.51%           0.48%           0.48%           0.49%
Ratio of Net Investment Income
  to Average Net Assets ...............       4.94%           5.07%           5.40%           5.48%           5.84%
Portfolio Turnover Rate ...............         52%             36%             50%             42%             60%
Net Assets, End of Period
  (in thousands) ......................$   332,627     $   325,194     $   304,671     $   288,022     $   276,085

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements             www.americancentury.com       33


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Limited-Term Tax-Free Fund, the California Intermediate-Term Tax-Free Fund and the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Limited-Term Tax-Free Fund, the California Intermediate-Term Tax-Free Fund and the California Long-Term Tax-Free Fund (formerly the American Century - Benham California Limited-Term Tax-Free Fund, the American Century - Benham California Intermediate-Term Tax-Free Fund and the American Century - Benham California Long-Term Tax-Free Fund, respectively) (the "Funds") at August 31, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


                                                PricewaterhouseCoopers LLP

Kansas City, Missouri
October 13, 1999


34      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     CALIFORNIA LIMITED-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of five years or less.

     CALIFORNIA INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from both federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 5-10 years.

     CALIFORNIA LONG-TERM TAX-FREE seeks interest income exempt from federal and California state income taxes. The fund invests primarily in California municipal securities and maintains a weighted average maturity of 10 years or more.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX is composed of more than 4,000 municipal bonds with maturities of 2-4 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is 3 years

     The LEHMAN BROTHERS 5-YEAR GENERAL OBLIGATION (GO) INDEX is composed of more than 5,000 municipal bonds with maturities of 4-6 years. The average credit rating of the securities in the index is AA1/AA2. The index's average maturity is approximately 5 years.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The index's average maturity is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     CALIFORNIA SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1-5 years.

     CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5-10 years.

     CALIFORNIA MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       COLLEEN DENZLER
       DAVE MACEWEN
       TODD PARDULA
  Credit Research Director
       STEVEN PERMUT

CREDIT RATING GUIDELINES

    CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

    SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*   AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

    IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. (For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 31-33.)

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities.


STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


36      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


                                                www.americancentury.com      37


Notes
--------------------------------------------------------------------------------


38      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      39


Notes
--------------------------------------------------------------------------------


40      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                                    Funds Distributor, Inc. is
9910                                 the distributor of American Century funds
SH-ANN-18085                     (c)1999 American Century Services Corporation

[front cover]

AUGUST 31, 1999

ANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

CALIFORNIA HIGH-YIELD MUNICIPAL
CALIFORNIA INSURED TAX-FREE

[american century logo(reg.sm)]
American
Century

[inside front cover]


Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

CALIFORNIA HIGH-YIELD MUNICIPAL
(BCHYX)
----------------------------------------

CALIFORNIA INSURED TAX-FREE
(BCINX)
----------------------------------------


TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF
AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


RECEIVE YOUR ANNUAL REPORTS ONLINE

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     Questions? Call 1-800-345-2021 or go to www.americancentury.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

     Strong economic growth, increasing inflation anxiety, and rising interest rates set the tone for the U.S. bond market in 1999. These factors helped determine the performance of American Century's California municipal funds for the fiscal year ended August 31, 1999.

     Municipal bond funds enjoyed gains during the second half of 1998 when interest rates fell and bond markets rallied. Those positive returns were largely negated in 1999, however, as the recovery of overseas economies and unabated U.S. growth reignited inflation fears and sent interest rates soaring. While the Federal Reserve (the Fed--the U.S. central bank) saw fit to cut short-term interest rates three times during the fall of 1998, the Fed raised rates twice during the summer of 1999.

     Though market behavior and Fed interest rate policy swung from one extreme to the other, one thing that remained remarkably consistent was the performance of the American Century California municipal funds against their peers. All seven of our California municipal money market and bond funds provided higher tax-free yields and lower expenses than the average of their Lipper Inc. peer groups. That's a hallmark of the American Century municipal investment approach.

     The strength of our municipal investment and credit research teams also contributed to fund performance. The investment and credit teams, as well as fund investors, have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     In addition to strengthening our portfolio and research staff, we've recently made strategic investments in several other financial companies, including Archipelago, Tradepoint Financial Networks, W.R. Hambrecht, and WorldStreet Corporation. These investments demonstrate our active support of the development and use of technologies that improve the efficiencies of capital markets, lower trading costs, and ultimately offer better returns for shareholders.

     One final note--in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our continued diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                       Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
CALIFORNIA HIGH-YIELD MUNICIPAL
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Yields .................................................................    6
   Portfolio at a Glance ..................................................    6
   Top Five Sectors .......................................................    7
   Schedule of Investments ................................................    8
CALIFORNIA INSURED TAX-FREE
   Performance Information ................................................   14
   Management Q&A .........................................................   15
   Yields .................................................................   15
   Portfolio at a Glance ..................................................   15
   Top Five Sectors .......................................................   16
   Schedule of Investments ................................................   17
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities .........................................................   20
   Statements of Operations ...............................................   21
   Statements of Changes
      in Net Assets .......................................................   22
   Notes to Financial
      Statements ..........................................................   23
   Financial Highlights ...................................................   25
   Report of Independent
      Accountants .........................................................   27
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   28
      Comparative Indices .................................................   28
      Lipper Rankings .....................................................   28
      Investment Team
         Leaders ..........................................................   28
      Credit Rating
         Guidelines .......................................................   28
   Glossary ...............................................................   29


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Municipal bond prices sagged under the weight of rising interest rates and weaker demand in the year ended August 31, 1999.

* A healthy U.S. economy, better growth overseas, and worries about inflation led the Federal Reserve to raise interest rates twice in 1999.

* Short-term bonds, which are least sensitive to rate changes, performed best, while intermediate- and longer-term securities had flat to negative returns.

CREDIT REVIEW

* A healthy economy and state budget surplus led Standard & Poor's to upgrade California's credit rating.

* California produced jobs faster than the national average, and the state's unemployment rate hit a nine-year low in August.

* A key to California's economic health has been the "wealth effect"--household incomes and spending have been boosted by the big gains in housing prices and the stock market.

CALIFORNIA HIGH-YIELD MUNICIPAL

* California High-Yield Municipal continued to perform very well against its peers. Its fiscal year performance put it in the top 5% of its Lipper peer group. (See page 5 for standardized ranking information.)

* However, like most other U.S. bond funds, its one-year returns were low. Rising interest rates put downward pressure on bond prices.

* The portfolio performed well versus similar funds for two important reasons. First, it was less sensitive (as measured by duration) to rising interest rates. Second, it held a relatively large position in unrated bonds, which generally outperformed other municipal securities.

* This fund typically focuses much more on high-yielding, undervalued securities than on changing its interest rate sensitivity. We plan to continue this long-term value strategy as long as the California economy remains strong

CALIFORNIA INSURED TAX-FREE

* Higher interest rates weighed on fund returns in 1999. The fund's relatively long duration, which boosted performance when interest rates fell in 1998, limited returns this year.

* The fund produced more current income than the average California insured municipal fund, with a 30-day SEC yield in the top 11% of the peer group, according to Lipper.

* We have a generally positive outlook for California municipal bonds--their yields are attractive relative to Treasurys, and we think we'll continue to see low inflation and modest economic growth.

* We'll likely keep duration a little long while continuing to emphasize the same value-oriented approach that's helped the fund to its solid long-term performance.

[left margin]

     CALIFORNIA HIGH-YIELD MUNICIPAL
                (BCHYX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                      -2.09%*
   1 Year                         0.26%
30-DAY SEC YIELD:                 5.12%
INCEPTION DATE:                12/30/86
NET ASSETS:              $342.0 million


       CALIFORNIA INSURED TAX-FREE
                (BCINX)
TOTAL RETURNS:            AS OF 8/31/99
   6 Months                      -3.85%*
   1 Year                        -1.71%
30-DAY SEC YIELD:                 4.73%
INCEPTION DATE:                12/30/86
NET ASSETS:              $211.9 million

* Not annualized.

Investment terms are defined in the Glossary on pages 29-30.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income

MUNICIPAL BOND PERFORMANCE

     Municipal bond prices came under pressure during the year ended August 31, 1999, as improving global economic conditions caused inflation anxiety. But the fiscal year didn't begin that way. Bonds rallied in the second half of 1998 when recessionary expectations surged due to financial crises in Asia, Russia, and Latin America. The Federal Reserve (the Fed) bolstered the bond market when it cut interest rates three times during the fall of 1998 to stem overseas problems and shore up U.S. economic growth.

     Early 1999 brought evidence that the Fed's actions worked. The U.S. economy remained robust, and Japan appeared on the mend. By the spring, recessionary expectations gave way to inflation fears. Changing market sentiment and rate hikes in June and August by the Fed pushed bond yields higher, taking their toll on bond prices.

LONGER-TERM BONDS LAG

     Long-term bond yields rose the most and their prices dipped furthest, while shorter-term bonds generally posted modest gains. (See the accompanying chart.) Long-term bonds stumbled because of their greater interest rate sensitivity, though falling demand also figured heavily in their losses.

     Bargain-hunting insurance companies--who had helped boost long-term municipal bonds in the first half of the fiscal year--later turned their backs on them. They gravitated instead to corporate bonds, which offered low prices and attractive yields as companies swamped the market with new debt to avoid potential fourth-quarter Year 2000 problems.

     Meanwhile, lower interest rate sensitivity and steady demand helped support shorter-term bonds.

SECTOR OVERVIEW

     Although the strong economic environment created a stormy backdrop for bonds, it contained a silver lining. Tax collections and municipal revenues in California soared, boosting the creditworthiness of many municipal issuers in the state.

     Among the biggest beneficiaries were land-based bonds, buoyed by the strong real estate environment, and general obligation bonds, which are backed by tax collections.

     Confidence in the economy and investors' appetite for higher yields were reflected in a narrowing yield gap between lower quality municipal bonds (those rated BBB) and higher-rated (A to AAA) bonds, causing BBBs to outperform AAAs.

     On the flip side, interest rate-sensitive discount bonds--which sell below face value--and hospital bonds performed poorly.

[right margin]

"MUNICIPAL BOND PRICES CAME UNDER PRESSURE DURING THE YEAR ENDED AUGUST 31,
1999."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED AUGUST 31, 1999
   LEHMAN THREE-YEAR
      MUNICIPAL INDEX               2.92%
   LEHMAN FIVE-YEAR GENERAL
      OBLIGATION INDEX              2.21%
   LEHMAN LONG-TERM
      MUNICIPAL INDEX              -2.14%

Source: Lipper Inc., Russell/Mellon Analytical

[line graph - data below]

RISING MUNICIPAL YIELD CURVES

            8/31/98          2/28/99          8/31/99
YEARS TO
MATURITY
1            3.41%            3.05%            3.59%
2            3.57%            3.30%            3.94%
3            3.68%            3.45%            4.15%
4            3.78%            3.58%            4.27%
5            3.87%            3.70%            4.39%
6            3.95%            3.81%            4.49%
7            4.03%            3.91%            4.59%
8            4.11%            3.99%            4.69%
9            4.19%            4.07%            4.79%
10           4.27%            4.15%            4.89%
11           4.35%            4.25%            4.97%
12           4.43%            4.35%            5.05%
13           4.51%            4.45%            5.13%
14           4.59%            4.55%            5.20%
15           4.66%            4.65%            5.27%
16           4.69%            4.70%            5.31%
17           4.72%            4.75%            5.35%
18           4.75%            4.80%            5.39%
19           4.79%            4.84%            5.43%
20           4.83%            4.88%            5.47%
21           4.83%            4.89%            5.47%
22           4.83%            4.90%            5.48%
23           4.83%            4.91%            5.48%
24           4.84%            4.92%            5.49%
25           4.84%            4.92%            5.50%
26           4.84%            4.92%            5.50%
27           4.85%            4.93%            5.51%
28           4.85%            4.93%            5.51%
29           4.86%            4.94%            5.52%
30           4.86%            4.94%            5.52%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


California Municipal Credit Review
--------------------------------------------------------------------------------

     California's vibrant economy solidified municipal credit conditions during the year ended August 31, 1999. A long list of positive economic data and a favorable political climate spurred a credit upgrade for the state, which should continue to benefit from its current strength for the next two or three years.

SUNNY ECONOMIC WEATHER

     By most accounts, several key segments of California's economy continued to grow faster than the national average. In fact, California showed few signs of the pain it was supposed to suffer due to the economic weakness of many of the state's Pacific Rim trading partners.

     Instead, state unemployment hit a nine-year low of 5.1% in August, and the 2.8% rate of job growth outpaced the national average. Personal bankruptcy filings declined at twice the national average, house prices increased at nearly double the national rate, and sales of existing single-family homes reached a record pace.

     On top of that, with California's governor and assembly working in unison, the state's budget--including a healthy surplus--was passed on time for the first time in seven years. Based on these improved financial and political conditions, Standard & Poor's upgraded the state's general obligation bond rating to AA- during the summer.

WHAT'S BEHIND THE GOLDEN GLOW

     While high-technology hardware businesses such as semiconductors struggled with offshore competition, other areas such as software, multimedia, biotechnology, and Internet-related businesses were very strong.

     Construction--notably in affordable housing in Central California--and service industries have been particularly solid. Plus, even though tourism dollars from Asia dropped off as expected, California was able to take up the slack by attracting tourists from inside the U.S.

     In addition, as much as 1% was added to California's growth rate by what is known as the "wealth effect"--household income and spending increases due to the bull market in stocks, the cashing in of stock options, and the sale of single-family homes that have skyrocketed in value. The wealth effect was particularly strong in Northern California.

CLOUDS ON THE HORIZON?

     Some observers believe California has reached a peak in its current economic cycle. There are questions as to the sustainability of the wealth effect due to the possibility of a stock market pullback caused by higher interest rates and weaker corporate profits. In addition, rapidly increasing property values have led to some consumer price inflation.

     However, we don't believe these influences will cause any near-term problems in California. The state stands to benefit from any rebound in foreign trade and the expansion of the Internet. Those are two of the key reasons why we think that there are at least two or three years of economic strength ahead.

[left margin]

"A LONG LIST OF POSITIVE ECONOMIC DATA AND A FAVORABLE POLITICAL CLIMATE SPURRED A CREDIT UPGRADE FOR THE STATE."

[line graph - data bel0w]

FALLING UNEMPLOYMENT RATES

             California         U.S.
1991            7.7%            6.9%
1992            9.3%            7.8%
1993            9.4%            7.0%
1994            8.7%            6.1%
1995            7.9%            5.6%
1996            7.2%            5.3%
1997            6.3%            5.0%
1998            5.9%            4.5%
1999            5.4%            4.3%

Source: Employment Development Department, Bureau of Labor Statistics

"SEVERAL KEY SEGMENTS OF CALIFORNIA'S ECONOMY CONTINUED TO GROW FASTER THAN THE NATIONAL AVERAGE."


4      1-800-345-2021


California High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

             CALIFORNIA
             HIGH-YIELD   LEHMAN LONG-TERM   CALIFORNIA MUNICIPAL DEBT FUNDS(2)
              MUNICIPAL    MUNICIPAL INDEX     AVERAGE RETURN  FUND'S RANKING
================================================================================
6 MONTHS(1)    -2.09%         -4.29%              -3.52%             --
1 YEAR          0.26%         -2.14%              -1.49%        4 OUT OF 106
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         6.64%          6.35%               5.22%         4 OUT OF 90
5 YEARS         7.00%          7.07%               5.71%         3 OUT OF 72
10 YEARS        7.47%          7.92%               6.65%         2 OUT OF 35

The fund's inception date was 12/30/86.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 28-29 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/99
California High-Yield Municipal         $20,548
Lehman Long-Term Municipal Index        $21,440

                    California
                    High-Yield     Lehman Long-Term
                    Municipal       Municipal Index
DATE                  VALUE              VALUE
8/31/1989            $10,000            $10,000
8/31/1990            $10,577            $10,611
8/31/1991            $11,713            $12,040
8/31/1992            $12,897            $13,556
8/31/1993            $14,523            $15,557
8/31/1994            $14,650            $15,238
8/31/1995            $15,689            $16,675
8/31/1996            $16,947            $17,822
8/31/1997            $18,745            $19,826
8/31/1998            $20,497            $21,909
8/31/1999            $20,548            $21,440

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)

                    California
                    High-Yield     Lehman Long-Term
                    Municipal       Municipal Index
DATE                 RETURN            RETURN
8/31/1990             5.77%             6.11%
8/31/1991            10.75%            13.47%
8/31/1992            10.11%            12.60%
8/31/1993            12.61%            14.76%
8/31/1994             0.87%            -2.05%
8/31/1995             7.09%             9.43%
8/31/1996             8.02%             6.88%
8/31/1997            10.61%            11.26%
8/31/1998             9.35%            10.51%
8/31/1999             0.26%            -2.14%


                                                www.americancentury.com      5


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA HIGH-YIELD MUNICIPAL PERFORM DURING ITS FISCAL YEAR ENDED AUGUST 31, 1999?

     California High-Yield Municipal continued to perform very well against its peers. The fund returned 0.26%, compared with the -1.49% average total return of the 106 "California Municipal Debt Funds" tracked by Lipper Inc.

     That performance put the portfolio in the top 5% of the Lipper group for the fiscal year. In addition, for the key long-term performance periods ended August 31, 1999, California High-Yield Municipal consistently placed in the top 10% of its peer group.

     But that can't obscure the fact that 1999 has been a difficult year for bonds. As a result, the fund's absolute returns, like the returns for most U.S. bond funds during the period, were low. But on the bright side, the portfolio provided a very attractive 30-day SEC yield. As of August 31, 1999, the SEC yield was 5.12%, compared with the 4.26% average yield of the Lipper group.

WHAT HELPED BOOST CALIFORNIA HIGH-YIELD MUNICIPAL'S PERFORMANCE?

     Two important factors. The portfolio's duration--a measure of its sensitivity to changes in interest rates--was shorter than the average duration of its peers. That meant that California High-Yield Municipal was hurt less as interest rates rose during the period. In addition, the fund held a more substantial weighting in higher-yielding unrated bonds than most of its competitors. These bonds provided superior performance.

WHAT SPURRED THE SUPERIOR PERFORMANCE OF UNRATED BONDS?

     At the beginning of the period, there was concern about continued economic weakness in Asia and its impact on California's economy. Bonds of low credit quality, including unrated bonds, suffered from this anxiety. However, the Asian problems did not hurt the California economy as much as expected, and we never saw a weakening in the prospects for our unrated holdings.

     As unrated bonds held their value, the yield differential between unrated and rated California municipal bonds narrowed significantly when interest rates rose. Unrated bonds basically enjoyed an increase in value relative to rated securities. By overweighting unrated bonds--our unrated bond holdings increased from 45% to 57% of the portfolio over the past six months--and using our experienced credit team to help us avoid credit problems, California High-Yield Municipal outpaced most of its competition.

[left margin]

"CALIFORNIA HIGH-YIELD MUNICIPAL CONTINUED TO PERFORM VERY WELL AGAINST ITS PEERS."

YIELDS AS OF AUGUST 31, 1999
  30-DAY SEC YIELD                5.12%
  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET            7.84%
    37.42% TAX BRACKET            8.18%
    41.95% TAX BRACKET            8.82%
    45.22% TAX BRACKET            9.35%

PORTFOLIO AT A GLANCE
                           8/31/99           8/31/98
NUMBER OF SECURITIES         155               146
WEIGHTED AVERAGE
MATURITY                  19.3 YRS          20.8 YRS
AVERAGE DURATION           7.7 YRS           7.9 YRS
EXPENSE RATIO               0.54%             0.54%

Investment terms are defined in the Glossary on pages 29-30.



6      1-800-345-2021


California High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

AMONG UNRATED SECURITIES, WHAT WERE THE MOST IMPORTANT SECTORS?

     Land-secured bonds were fertile ground for us. This is a sector that we've continually overweighted relative to its representation in the California municipal market. On August 31, 1999, land-secured deals made up about 3-4% of the market. The portfolio, on the other hand, had 33% of its assets invested in land-secured investments, with an additional 10% in housing revenue bonds.

     Land-secured bonds are typically issued to support residential or commercial real estate development. As the land is developed and ownership diversifies, the credit risk diminishes. There's less chance that one participant's credit problems will keep bondholders from receiving timely interest and principal payments, and the credit quality of the land-secured bonds improves. So do their prices, and that's when we typically sell the bonds.

     Land-secured bonds performed particularly well because of the strength of the California economy and a dramatic increase in property values. Within this sector, we focused primarily on affordable single-family residential districts in some of the economically healthier regions of the state, such as the San Francisco Bay Area, Sacramento, southern Orange County and northern San Diego County.

WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH DEDICATING SUCH A LARGE PART OF THE PORTFOLIO TO LAND-SECURED BONDS?

     If the economy were to weaken, real estate would be one of the first sectors that would be hurt. Therefore, it's clearly a sector to overweight only in a period of strong or improving credit quality. If economic problems appeared, we would try to reduce our holdings in land-secured bonds, particularly those issued by districts in the early stages of development. We'd also likely increase holdings in essential service revenue bonds, which are typically least affected by the economic cycle.

     In addition, it's important to remember two factors. First, we benefit from the local expertise of our municipal credit analysts, which helps them pick promising investments, watch over them, and sell them if problems arise. Second, our credit expertise spills into other unrated areas that have provided significant yield and benefited the portfolio, including hotels, mobile home parks, healthcare facilities for the elderly, and hospitals.

AS 1999 WINDS DOWN, WHAT IS YOUR INTEREST RATE OUTLOOK AND HOW WILL THAT AFFECT YOUR STRATEGY?

     Inflation still appears to be under control, and there's evidence that the U.S. economy may be slowing. But the outlook remains murky--interest rates could continue to rise as investors react to economic reports perceived as potentially inflationary, or to saber rattling by the Fed.

     Looking at portfolio strategy, we intend to keep California High-Yield Municipal's duration neutral, avoiding a significant bet on the direction of interest rates. Instead, we'll aim to add value through our security selection process, picking the bonds we think have the best long-term credit fundamentals and offer the most appealing yields. This is the same strategy that has been consistently successful for us.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF            AS OF
                8/31/99          2/28/99
AAA               19%              28%
AA                 3%               2%
A                 11%              13%
BBB               10%              12%
UNRATED           57%              45%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 28 for more information.


TOP FIVE SECTORS (AS OF 8/31/99)
                         % OF FUND INVESTMENTS
LAND BASED                         33%
TAX ALLOCATION REVENUE             12%
PREREFUNDED                        11%
HOUSING REVENUE                    10%
COPS/LEASES                         9%


TOP FIVE SECTORS (AS OF 2/28/99)
                         % OF FUND INVESTMENTS
LAND BASED                         27%
COPS/LEASES                        15%
TAX ALLOCATION REVENUE             11%
TRANSPORTATION REVENUE              7%
PREREFUNDED                         7%

Investment terms are defined in the Glossary on pages 29-30.


                                                www.americancentury.com      7


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.2%
             $  2,000,000  Alameda Public Financing Auth.
                              Local Agency Rev., Series
                              1996 A, (Community Facility
                              District No. 1), 7.00%, 8/1/19       $  2,142,840
                1,000,000  American Canyon Joint Powers
                              Financing Auth. Lease Rev.,
                              (Civic-Recreation Facilities),
                              6.40%, 6/1/22                           1,014,840
                1,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/15                          986,480
                3,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Eskaton Gold River Lodge),
                              6.375%, 11/15/28                        2,890,200
                3,000,000  Association of Bay Area
                              Governments Finance Auth. for
                              Nonprofit Corporations COP,
                              (Rhoda Haas Goldman Plaza),
                              5.125%, 5/15/23 (California
                              Mortgage Insurance)                     2,735,220
                  700,000  Bishop, Escalon & Lemoore Cities
                              COP, Series 1991 A, 7.70%,
                              5/1/11                                    728,735
                1,800,000  Blythe Redevelopment No. 1 Tax
                              Allocation, 5.80%, 5/1/28               1,725,930
                7,000,000  Bonita Canyon Public Facilities
                              Financing Auth. Special Tax,
                              (Community Facilities District
                              No. 98-1), 5.375%, 9/1/28               6,257,160
                3,000,000  Brawley COP, (Water System
                              Improvement), 6.40%, 12/1/06,
                              Prerefunded at 102% of Par(1)           3,393,480
                1,250,000  Brea Community Facilities District
                              Special Tax, (Olinda Heights
                              No. 1997-1), 5.80%, 9/1/28              1,193,575
                2,000,000  Brea Olinda Unified School
                              District Community Facilities
                              Special Tax, (No. 95-1), 5.75%,
                              9/1/28                                  1,888,520
                1,540,000  Brisbane COP, (Capital
                              Improvement Refinancing),
                              6.00%, 4/1/18                           1,533,932
                1,000,000  Cabrillo Unified School District
                              GO, Series 1996 A, 5.95%,
                              8/1/17 (AMBAC)(2)                         366,280
                  500,000  California Educational Facilities
                              Auth. Rev., (California Lutheran
                              University), 7.375%, 12/1/00,
                              Prerefunded at 102% of Par(1)             531,265

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,000,000  California Educational Facilities
                              Auth. Rev., (Mills College),
                              6.875%, 9/1/02, Prerefunded
                              at 102% of Par(1)                    $  1,096,850
                2,330,000  California Educational Facilities
                              Auth. Rev., (Santa Clara
                              University), 5.25%, 9/1/26              2,200,149
                1,000,000  California Educational Facilities
                              Auth. Rev., (University of San
                              Diego), 4.98%, 10/1/15
                              (AMBAC)(2)                                412,330
                1,000,000  California Educational Facilities
                              Auth. Rev., Series 1993 B,
                              (Pooled College & University
                              Financing), 6.125%, 6/1/09              1,034,080
                4,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1989 A, (Kaiser Permanente),
                              7.15%, 10/1/12 (AMBAC)(2)               1,990,800
                  240,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1990 C, 7.60%, 8/1/30              244,476
                1,955,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1997 B, 6.10%, 2/1/28
                              (MBIA)                                  1,974,394
                1,500,000  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1997 E, 6.10%, 8/1/29
                              (AMBAC)                                 1,527,825
                3,500,000  California Housing Finance
                              Agency Multi-Unit Mortgage
                              Rev., Series 1992 C, 6.875%,
                              8/1/24                                  3,675,035
                3,455,000  California Housing Finance
                              Agency Multifamily Mortgage
                              Rev., Series 1997 A, 5.95%,
                              8/1/28 (MBIA)                           3,489,515
                2,500,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1997 A-1, 5.95%,
                              8/1/16                                  2,556,625
                2,845,000  California Housing Finance
                              Agency Single Family Mortgage
                              Rev., Series 1997 C-2, 5.65%,
                              2/1/25                                  2,737,317
                  400,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 A, (Pooled
                              Project), 8.50%, 3/1/18                   407,232
                7,000,000  California Public Works Board
                              Lease Rev. COP, Series 1998 A,
                              (California Community Colleges),
                              5.25%, 12/1/14                          6,894,790
                2,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections State
                              Prisons), 5.25%, 6/1/15 (FSA)           1,986,080


8      1-800-345-2021                        See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,755,000  California Rural Home Mortgage
                              Financing Auth. Single Family
                              Mortgage Rev., Series 1999 A,
                              5.20%, 6/1/30 (GNMA/FNMA)            $  4,005,233
                1,555,000  California State and Local
                              Government Financing Auth.
                              Rev., (Marin Valley Mobile
                              Country-B), 7.50%, 10/1/24
                              (Acquired 3/13/97, Cost
                              $1,555,000)(3)                          1,587,904
                1,000,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                            833,900
                3,665,000  California State GO, 6.75%,
                              9/1/09(2)                               2,224,692
                2,850,000  California Statewide Communities
                              Development Auth. COP, (St.
                              Joseph Health System Obligation
                              Group), 5.25%, 7/1/11                   2,818,878
                3,250,000  California Statewide Communities
                              Development Auth. COP,
                              (Sonoma County Indian Health),
                              6.40%, 9/1/29                           3,116,555
                7,000,000  California Statewide Communities
                              Development Auth. Lease Rev.,
                              Series 1997 A, (United Airlines),
                              5.70%, 10/1/33(4)                       6,510,140
                1,000,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              Series 1996 A, (Insurance
                              Health Facility, San Gabriel
                              Valley), 5.50%, 9/1/06,
                              Prerefunded at 102% of Par
                              (California Mortgage Insurance)(1)        985,460
                1,000,000  Calleguas-Las Virgines Public
                              Financing Auth. Installment
                              Purchase Rev., (Las Virgines
                              Municipal Water District), 5.00%,
                              11/1/23 (FSA)                             911,740
                2,500,000  Capistrano Unified School District
                              Community Facilities Special Tax,
                              (No. 98-2 Ladera), 5.70%,
                              9/1/20                                  2,364,125
                3,520,000  Central Valley Schools Financing
                              Auth. Tax and Rev. Anticipation
                              Notes, 3.50%, 1/27/00                   3,517,114
                  155,000  Clayton Improvement Bond Act
                              1915 Special Assessment,
                              (Oakhurst Assessment District),
                              8.00%, 9/2/14                             160,865
                   40,000  Clayton Improvement Bond Act
                              1915 Special Assessment,
                              Series 1988 A, (Oakhurst
                              Assessment District), 8.40%,
                              9/2/10                                     41,647
                4,500,000  Colton Public Financing Auth. Rev.,
                              (Electric System), 7.50%,
                              10/1/03, Prerefunded at 101%
                              of Par(1)                               5,090,580
                  750,000  Contra Costa County Public
                              Financing Auth. Tax Allocation
                              Rev., Series 1992 A, 7.10%,
                              8/1/22                                    806,580

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $    670,000  Corcoran COP, 8.75%, 6/1/16
                              (Acquired 4/28/92, Cost
                              $670,000)(3)                         $    706,361
                1,750,000  Corona Community Facilities
                              District Special Tax, (Eagle
                              Glen), 5.875%, 9/1/23                   1,686,842
                1,000,000  Davis Community Facility District
                              No. 1991-2 Special Tax, Series
                              1992 B, 7.80%, 9/1/02,
                              Prerefunded at 103% of Par(1)           1,131,420
                1,500,000  Del Mar Race Track Auth. Rev.,
                              6.20%, 8/15/11                          1,572,345
                4,500,000  El Dorado County Special Tax,
                              (Community Facilities District
                              No. 1992-1), 5.60%, 9/1/09              4,454,235
                  275,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.50%,
                              9/1/12                                    264,869
                  300,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.55%,
                              9/1/13                                    288,432
                  340,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.55%,
                              9/1/14                                    326,305
                1,215,000  Fairfield Housing Auth. Rev.,
                              (Creekside Estates), 5.625%,
                              9/1/23                                  1,153,011
                3,400,000  Fairfield Redevelopment Agency
                              Tax Allocation, 5.00%, 8/1/04           3,325,336
                4,000,000  Folsom Public Financing Auth.
                              Rev., Series 1997 A, 6.875%,
                              9/2/19                                  4,127,320
                2,000,000  Folsom Special Tax, (Community
                              Facilities District No. 11), 5.65%,
                              9/1/18                                  1,881,380
                1,750,000  Folsom Special Tax, (Community
                              Facilities District No. 11), 5.75%,
                              9/1/23                                  1,649,200
                2,495,000  Folsom Special Tax, (Community
                              Facilities District No. 7), 5.75%,
                              9/1/14                                  2,401,687
                2,500,000  Folsom Special Tax, (Community
                              Facilities District No. 7), 6.00%,
                              9/1/24                                  2,432,250
                1,500,000  Folsom Special Tax, (Community
                              Facilities District No. 7), 7.25%,
                              9/1/21                                  1,590,930
                2,500,000  Fontana Redevelopment Agency
                              Tax Allocation, Series 1994 B,
                              (Jurupa Hills), 7.70%, 1/1/05,
                              Prerefunded at 102% of Par(1)           2,916,750
                1,040,000  Foothill-De Anza Community
                              College District COP, (Campus
                              Center), 7.35%, 9/1/03,
                              Prerefunded at 100% of Par(1)           1,159,683
                2,500,000  Foster City Redevelopment
                              Agency Tax Allocation, (Metro
                              Center), 6.75%, 9/1/20                  2,661,000
                1,770,000  Galt Capital Improvements Auth.
                              Rev., (Wastewater), 5.25%,
                              9/1/16                                  1,648,472


See Notes to Financial Statements               www.americancentury.com      9


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,185,000  Gateway Improvement Auth. Rev.,
                              Series 1995 A, (Marin City
                              Community Facility), 7.75%,
                              9/1/05, Prerefunded at 102%
                              of Par(1)                            $  1,409,569
                1,520,000  Glendale Health Facilities Rev.,
                              Series 1995 A, (Memorial
                              Hospital and Health Center),
                              5.625%, 11/15/15 (Connie
                              Lee)                                    1,534,774
                1,250,000  High Desert Memorial Health Care
                              District Rev., 5.50%, 10/1/15           1,158,900
                2,000,000  Industry Urban Redevelopment
                              Agency Tax Allocation, (Project
                              3), 6.90%, 11/1/16                      2,122,520
                2,000,000  La Mirada Redevelopment Agency
                              Special Tax Rev., (Community
                              Facilities District No. 89-1),
                              5.70%, 10/1/20                          1,882,880
                4,250,000  Lake Elsinore School Financing
                              Auth. Rev., (Horsethief Canyon),
                              5.625%, 9/1/16                          4,008,218
                1,000,000  Lake Elsinore School Financing
                              Auth. Rev., 6.125%, 9/1/19              1,007,560
                1,000,000  Lake Elsinore Unified School
                              District Community Facilities
                              Special Tax, (No. 88-1), 8.25%,
                              9/1/01, Prerefunded at 102%
                              of Par(1)                               1,100,000
                1,000,000  Long Beach Industrial
                              Development Rev., Series
                              1998 A, (CSU Foundation),
                              5.25%, 2/1/13                             957,690
                2,000,000  Los Angeles Community Facilities
                              District Special Tax, (Cascades
                              Business Park), 6.40%, 9/1/22           2,026,500
                3,230,000  Los Angeles County Community
                              Facilities District No. 7 Special
                              Tax, Series 1999 A, 6.00%,
                              9/1/29                                  3,127,544
                   70,000  Los Angeles County Single Family
                              Mortgage Rev., (GNMA
                              Mortgage, Issue B), 9.00%,
                              12/1/20 (GNMA)                             70,626
                1,000,000  Los Angeles County Transportation
                              Commission Sales Tax Rev.,
                              Series 1991 B, 6.50%, 7/1/13            1,054,080
                   10,000  Los Angeles Home Mortgage Rev.,
                              9.00%, 6/15/18                             10,106
                2,150,000  Los Angeles State Building Auth.
                              Lease Rev. COP, Series 1993 A,
                              5.625%, 5/1/11                          2,252,985
                3,000,000  Los Angeles Unified School
                              District COP, Series 1996 A,
                              5.50%, 10/1/16 (FSA)                    3,011,550
                4,145,000  Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              (Local Improvement District 18),
                              5.65%, 9/2/14                           3,974,350

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,000,000  Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              Series 1996 A, (Local
                              Improvement District 18),
                              6.75%, 9/2/16                        $  3,119,580
                2,020,000  Milpitas Improvement Bond Act
                              1915 Special Assessment,
                              Series 1998 A, (Local
                              Improvement District 18),
                              5.85%, 9/2/18                           1,935,625
                2,000,000  Novato Community Facility District
                              No. 1 Special Tax, (Vintage
                              Oaks), 7.20%, 8/1/15                    2,124,760
                4,930,000  Oceanside Mobile Home Park
                              Financing Auth. Rev., (Laguna
                              Vista Mobile Estates), 5.80%,
                              3/1/28                                  4,744,139
                1,000,000  Orange County Community
                              Facilities District Special Tax,
                              Series 1993 A, (No. 87-5E),
                              7.30%, 8/15/02, Prerefunded
                              at 102% of Par(1)                       1,105,430
                2,900,000  Palomar Pomerado Health Care
                              District COP, (Indian Health
                              Council Inc.), 6.25%, 10/1/29           2,724,724
                1,000,000  Pioneer Union Elementary School
                              District GO, 7.50%, 8/1/14              1,039,760
                1,645,000  Pittsburg Infrastructure Financing
                              Auth. Rev. Improvement Special
                              Assessment, Series 1998 A,
                              5.55%, 9/2/16                           1,557,552
                3,500,000  Pittsburg Redevelopment Agency
                              Tax Allocation, (Los Medanos
                              Community Development),
                              6.25%, 8/1/26(4)                        3,610,635
                5,000,000  Pomona Improvement Bond Act
                              1915, (Rio Rancho Assessment
                              District), 7.50%, 9/2/21                5,278,200
                  475,000  Pomona Public Financing Auth.
                              Rev., Series 1994 L, (Southwest
                              Pomona Redevelopment),
                              5.70%, 2/1/04, Prerefunded at
                              102% of Par(1)                            509,841
                1,025,000  Pomona Public Financing Auth.
                              Rev., Series 1994 L, (Southwest
                              Pomona Redevelopment),
                              5.70%, 2/1/13                           1,043,378
                1,955,000  Poway Community Facilities
                              District Special Tax, (No. 88-1,
                              Parkway Business Center),
                              6.75%, 8/15/15                          2,065,790
                2,000,000  Poway Redevelopment Agency
                              Tax Allocation, (Paguay
                              Redevelopment), 4.75%,
                              12/15/03                                1,964,900
                2,250,000  Rancho Mirage Joint Powers
                              Financing Auth. COP,
                              (Eisenhower Memorial Hospital),
                              7.00%, 3/1/02, Prerefunded at
                              102% of Par(1)                          2,447,482


10      1-800-345-2021                       See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,815,000  Redondo Beach Public Financing
                              Auth. Rev., (South Bay Center
                              Redevelopment), 7.125%,
                              7/1/26                               $  1,946,787
                1,000,000  Richmond Joint Powers Financing
                              Auth. Rev. COP, Series 1995 A,
                              5.25%, 5/15/13                            975,600
                  500,000  Roseville Community Facilities
                              District No. 2 Special Tax,
                              8.25%, 9/1/00, Prerefunded at
                              102% of Par(1)                            531,695
                2,350,000  Roseville Special Tax, (Central
                              Community District No. 1),
                              4.85%, 9/1/03                           2,319,802
                2,720,000  Roseville Special Tax, (Central
                              Community District No. 1),
                              5.20%, 9/1/06                           2,663,859
                4,250,000  Roseville Special Tax, (Central
                              Community District No. 1),
                              5.80%, 9/1/17                           4,096,150
                5,200,000  Roseville Special Tax, (Roseville
                              Community Facilities District
                              No. 1), 5.75%, 9/1/23                   4,900,480
                6,000,000  Sacramento City Financing Auth.
                              Rev., Series 1999 A,
                              (Convention Center Hotel),
                              6.25%, 1/1/30                           5,784,840
                2,230,000  Sacramento County Improvement
                              Bond Act 1915 Special
                              Assessment, (Sunrise/Cordova
                              Reassessment), 5.20%, 9/2/08            2,179,446
                2,200,000  Sacramento County Improvement
                              Bond Act 1915 Special
                              Assessment, (Sunrise/Cordova
                              Reassessment), 5.30%, 9/2/09            2,144,560
                  635,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.60%, 9/1/07                     640,658
                  645,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.70%, 9/1/08                     652,101
                2,250,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 5.70%, 12/1/20                  2,130,322
                1,500,000  Sacramento County Special Tax,
                              (Community Facilities District
                              No. 1), 6.30%, 9/1/21                   1,509,615
                3,970,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                                 3,797,305
                  750,000  Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 90-1, Series C-185),
                              5.45%, 9/2/13                             710,272
                1,000,000  Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (District No. 90-1, Series C-185),
                              5.50%, 9/2/14                             943,910
                1,915,000  Salinas Improvement Bond Act
                              1915 Special Assessment,
                              (Harden Ranch Assessment
                              District 94-1), 6.875%, 9/2/11          1,999,432

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  5,000,000  San Bernardino County Unified
                              School District GO, Series
                              1999 A, 5.875%, 8/1/24
                              (FGIC)(5)                            $  5,133,500
                1,000,000  San Diego Community Facilities
                              District No. 1 Special Tax,
                              Series 1995 B, 7.10%, 9/1/05,
                              Prerefunded at 102% of Par(1)           1,156,260
                1,600,000  San Diego County COP,
                              (Burnham Institute), 6.25%,
                              9/1/29(5)                               1,594,624
                3,990,000  San Diego County Improvement
                              Bond Act 1915 GO, 6.25%,
                              9/2/12                                  4,074,748
                1,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 12A, 5.90%,
                              5/1/26                                  1,510,425
                3,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/18 (MBIA)                           2,600,310
                1,250,000  San Francisco City and County
                              Redevelopment Agency Lease
                              Rev., (George R. Moscone),
                              7.05%, 7/1/13(2)                          575,612
                7,585,000  San Francisco Community College
                              District COP, Series 1998 A,
                              5.95%, 1/1/00, Prerefunded at
                              100% of Par(1)                          7,594,178
                1,780,000  San Jose Finance Auth. Rev.
                              COP, Series 1993 C,
                              (Convention Center), 6.30%,
                              9/1/09                                  1,877,419
                5,000,000  San Jose Multifamily Housing
                              Rev., Series 1999 A, (Helzer
                              Courts Apartments), 6.40%,
                              12/1/41 (LOC: Union Bank of
                              California)                             4,816,400
                5,000,000  San Marcos Public Facilities Auth.
                              Rev., Series 1993 A, (Civic
                              Center), 6.20%, 8/1/22                  5,046,650
               10,390,000  San Marcos Public Facilities Auth.
                              Rev., Series 1999 A, (Area
                              No. 3), 6.00%, 8/1/31                   9,983,543
                1,575,000  San Marcos Redevelopment
                              Agency Tax Allocation Rev.,
                              (Area No. 1), 6.00%, 8/1/29             1,494,423
                2,365,000  San Marcos Redevelopment
                              Agency Tax Allocation, Series
                              1998 A, (Affordable Housing),
                              5.65%, 10/1/28                          2,256,305
                5,000,000  Santa Ana Financing Auth. Rev.,
                              Series 1998 A, (South Harbor
                              Blvd.), 5.00%, 9/1/19 (MBIA)            4,656,000
                4,284,000  Santa Clara County Housing Auth.
                              Multifamily Housing Rev., Series
                              1999 A, (The Willows
                              Apartments), 6.40%, 6/1/30              4,138,515
                1,000,000  Santa Clara Improvement Bond
                              Act 1915 Special Assessment,
                              (Convention Center), 5.10%,
                              9/2/09                                    969,460


See Notes to Financial Statements               www.americancentury.com      11


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,000,000  Santa Clara Improvement Bond
                              Act 1915 Special Assessment,
                              (Convention Center), 5.15%,
                              9/2/10                               $    963,090
                2,500,000  Solano County COP, (Capital
                              Improvement Program), 5.00%,
                              11/15/19 (AMBAC)                        2,326,825
                1,615,000  South San Francisco
                              Redevelopment Agency Tax
                              Allocation, 7.60%, 9/1/02,
                              Prerefunded at 102% of Par(1)           1,804,181
                  380,000  Southern California Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1991 A,
                              (GNMA & FNMA Mortgage-
                              Backed Securities), 7.35%,
                              9/1/24                                    394,098
                  500,000  Southern California Public Power
                              Auth. Rev., (Pooled Project),
                              6.75%, 7/1/10 (FSA)                       574,495
                2,400,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/14 (MBIA)(2)                 1,064,712
                1,250,000  Southern California Public Power
                              Auth. Rev., (Transmission),
                              6.35%, 7/1/15 (MBIA)(2)                   519,350
                3,000,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14                   2,931,060
                2,935,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 6.00%, 9/1/24                   2,855,462
                1,770,000  Tehama Community COP, (Social
                              Services Building), 7.00%,
                              10/1/05, Prerefunded at 102%
                              of Par(1)                               2,040,881
                1,610,000  Torrance Hospital Rev., (Little
                              County of Mary Hospital),
                              6.875%, 7/1/02, Prerefunded
                              at 102% of Par(1)                       1,753,548
                2,235,000  Tracy Operating Partnership Joint
                              Powers Auth. Rev., (Jr. Lien
                              Assessment District 87-3),
                              6.375%, 9/2/11                          2,285,533
                1,565,000  Twentynine Palms Water District
                              COP, 7.10%, 8/1/22                      1,653,250
                2,250,000  Vacaville Improvement Bond Act
                              1915 Special Assessment,
                              (Northeast Sector Assessment
                              District A), 7.00%, 9/2/22              2,292,346


Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,850,000  Vacaville Special Tax, Series
                              1998 C, (Community Facilities
                              District No. 2), 5.60%, 9/1/15       $  3,701,045
                5,000,000  Vallejo Hiddenbrooke Improvement
                              District No. 1 Rev., 6.50%,
                              9/1/31                                  5,003,950
                1,645,000  Vallejo Multifamily Housing Rev.,
                              Series 1998 B, (Solano
                              Affordable Housing), 8.25%,
                              4/1/39 (Acquired 10/21/98,
                              Cost $1,598,134)(3)                     1,552,239
                2,000,000  West Contra Costa Unified School
                              District COP, 7.125%, 1/1/24            2,170,860
                1,520,000  Windsor Redevelopment Agency
                              Tax Allocation, 6.875%, 9/1/15          1,623,483
                                                                   ------------
TOTAL MUNICIPAL SECURITIES                                          334,866,458
                                                                   ------------
   (Cost $334,728,346)

SHORT-TERM MUNICIPAL SECURITIES -- 3.8%
                4,000,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1995 C, (Catholic Healthcare
                              West), VRDN, 2.75%, 9/1/99
                              (MBIA) (SBBPA: Rabobank
                              Nederland N.V.)                         4,000,000
                1,000,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 A, (Southern California
                              Edison), VRDN, 2.60%, 9/1/99
                              (Guaranteed: Southern
                              California Edison Company)              1,000,000
                4,450,000  California Pollution Control
                              Financing Auth. Rev., Series
                              1986 C, (Southern California
                              Edison), VRDN, 2.60%, 9/1/99
                              (Guaranteed: Southern
                              California Edison Company)              4,450,000
                  200,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Sutter Health Obligation Group),
                              VRDN, 2.40%, 9/1/99                       200,000
                3,625,000  Los Angeles Convention and
                              Exhibition Center Auth. Lease
                              Rev., VRDN, 3.10%, 9/1/99
                              (MBIA) (SBBPA: Bank of New
                              York) (Acquired 8/10/99,
                              Cost $3,625,000)(3)                     3,625,000
                                                                   ------------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                13,275,000
                                                                   ------------
   (Cost $13,275,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $348,141,458
                                                                   ============
   (Cost $348,003,346)


12      1-800-345-2021                       See Notes to Financial Statements


California High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

AUGUST 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

GO = General Obligation

COP = Certificates of Participation

LOC = Letter of Credit

FGIC = Financial Guaranty Insurance Co.

MBIA = MBIA Insurance Corp.

FNMA = Federal National Mortgage Association

SBBPA = Standby Bond Purchase Agreement

FSA = Financial Security Assurance Inc.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective August 31, 1999.

GNMA = Government National Mortgage Association

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement, and unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at August 31, 1999, was $7,471,504 which represented 2.2% of net assets. None of these securities are considered illiquid.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(5)  When-issued security.


See Notes to Financial Statements               www.americancentury.com      13


California Insured Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF AUGUST 31, 1999

             CALIFORNIA     LEHMAN LONG-TERM   CALIFORNIA INSURED MUNICIPAL DEBT FUNDS(2)
          INSURED TAX-FREE  MUNICIPAL INDEX       AVERAGE RETURN      FUND'S RANKING
========================================================================================
6 MONTHS(1)    -3.85%           -4.29%               -3.55%                 --
1 YEAR         -1.71%           -2.14%               -1.45%            15 OUT OF 23
========================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         5.38%            6.35%                5.10%             6 OUT OF 22
5 YEARS         6.16%            7.07%                5.82%             4 OUT OF 15
10 YEARS        6.95%            7.92%                6.95%             3 OUT OF 7

The fund's inception date was 12/30/86.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 28-29 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 8/31/99
California Insured Tax-Free             $19,582
Lehman Long-Term Municipal Index        $21,440

                    California
                     Insured        Lehman Long-Term
                     Tax-Free        Municipal Index
DATE                  VALUE              VALUE
8/31/1989            $10,000            $10,000
8/31/1990            $10,396            $10,611
8/31/1991            $11,630            $12,040
8/31/1992            $12,987            $13,556
8/31/1993            $14,772            $15,557
8/31/1994            $14,524            $15,238
8/31/1995            $15,698            $16,675
8/31/1996            $16,735            $17,822
8/31/1997            $18,283            $19,826
8/31/1998            $19,921            $21,909
8/31/1999            $19,582            $21,440

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Index is provided for comparison in each graph. California Insured Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED AUGUST 31)
California
                    Insured        Lehman Long-Term
                    Tax-Free        Municipal Index
DATE                 RETURN            RETURN
8/31/1990             3.96%             6.11%
8/31/1991            11.87%            13.47%
8/31/1992            11.67%            12.60%
8/31/1993            13.74%            14.76%
8/31/1994            -1.68%            -2.05%
8/31/1995             8.09%             9.43%
8/31/1996             6.60%             6.88%
8/31/1997             9.25%            11.26%
8/31/1998             8.96%            10.51%
8/31/1999            -1.71%            -2.14%


14      1-800-345-2021


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]
     An interview with Dave MacEwen, a portfolio manager on the California Tax-Free and Municipal funds investment team.

HOW DID CALIFORNIA INSURED TAX-FREE PERFORM DURING THE FISCAL YEAR ENDED AUGUST 31, 1999?

     The fund's performance reflected the difficulties the municipal bond market faced. California Insured Tax-Free returned -1.71%, which lagged the -1.45% average total return of its peer group--23 "California Insured Municipal Debt Funds" tracked by Lipper Inc.

     Even with the recent disappointing performance, the fund's longer-term record remained compelling. For the three- and five-year periods ended August 31, 1999, the fund consistently ranked in the top third of its peer group.

     Additionally, California Insured Tax-Free produced more current income than its peers. The fund's 30-day SEC yield as of August 31, 1999, was 4.73%, compared with the 4.01% average yield of the Lipper group.

     The fund's strong yield and long-term returns can be attributed in part to below-average expenses. Other things being equal, lower expenses mean higher yields and returns for shareholders.

WHAT FACTORS CAUSED THE FUND TO LAG ITS PEERS DURING THE PAST YEAR?

     The main factor was the fund's increased interest rate sensitivity, measured by its somewhat long duration relative to its peers. (The longer a fund's duration, the more the share price will rise and fall in response to interest rate changes.)

     In August 1998, our outlook called for falling interest rates in response to global economic weakness. To capture more of the anticipated gains resulting from declining rates, we focused on discount bonds. These bonds trade below face value (par)--at a discount--because their interest coupons are below prevailing market interest rates.

     When interest rates declined in 1998, the fund's somewhat longer duration and focus on discount bonds gave it an advantage over its peers. But when rates began to move higher in 1999, those same factors hurt performance.

WHAT MADE DISCOUNT BONDS SO SUSCEPTIBLE TO RISING INTEREST RATES?

     A bond's price and duration reflect in part the likelihood that it will be called (refinanced) by its issuer before maturity. If it appears likely that a bond is in jeopardy of being called, investors tend to push its price lower because they don't relish the prospect of being forced to forfeit higher-yielding bonds and reinvest at lower rates. At the same time, the bond's duration shortens.

     Because their interest coupons are below prevailing interest rates, discount bonds are generally the last bonds to be refinanced. That "call

[right margin]

"CALIFORNIA INSURED TAX-FREE PRODUCED MORE CURRENT INCOME THAN  ITS
PEERS."

YIELDS AS OF AUGUST 31, 1999
  30-DAY SEC YIELD                 4.73%
  30-DAY TAX-EQUIVALENT YIELDS
    34.70% TAX BRACKET             7.24%
    37.42% TAX BRACKET             7.56%
    41.95% TAX BRACKET             8.15%
    45.22% TAX BRACKET             8.63%


PORTFOLIO AT A GLANCE
                           8/31/99           8/31/98
NUMBER OF SECURITIES         72                71
WEIGHTED AVERAGE
  MATURITY                18.1 YRS          17.9 YRS
AVERAGE DURATION           8.9 YRS           8.5 YRS
EXPENSE RATIO               0.51%             0.51%

Investment terms are defined in the Glossary on pages 29-30.


                                                www.americancentury.com      15


California Insured Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

protection" means the duration of discount bonds is relatively long compared with higher-coupon bonds, and that their duration lengthens when rates rise. Their heightened sensitivity to rising interest rates--coupled with diminished demand for call-protection--caused discount bonds to perform poorly during 1999.

WHAT CHANGES IN STRATEGY DID YOU MAKE DURING THE YEAR?

     We didn't want to sell discount bonds at distressed prices or abandon a strategy we believe could ultimately serve the fund well. So to keep the fund from becoming overly interest rate sensitive, we began to "barbell" the portfolio, increasing our holdings in short-term investments such as cash to help offset long-duration discount bonds.

     In addition, we sold some of our worst-performing bonds at a loss to offset capital gains incurred elsewhere in the portfolio. We invested the proceeds in higher-yielding bonds, which helped boost the fund's distribution yield.

IN TERMS OF SECTORS, WHAT CHOICES DID  YOU MAKE?

     One area of emphasis was certificates of participation (COPs). As a quick review, you may recall that COPs originated in 1978 when California voters approved "Proposition 13." That amendment put strict limits on the amount of money that could be raised from property taxes and required two-thirds voter approval by the issuing jurisdiction to sell new general obligation bonds. Those restrictions helped COPs, which are an alternate form of financing that don't require voter approval, become more popular.

     We favor COPs because they are less well known than other bonds, which allows us to buy them for less than comparable, more familiar types of securities.

WHAT DO YOU SEE AHEAD FOR INTEREST RATES AND THE MUNICIPAL MARKET?

     We're more cautious than we were a year ago, but we're still optimistic about the municipal bond market. Inflation still appears to be under control, and there's evidence that the U.S. economy may be slowing. Given that backdrop, we believe the Fed will refrain from raising interest rates further for the balance of 1999, in part to avoid upsetting global financial markets that are already jittery about Y2K.

     As for next year, the outlook is murkier. The market could continue to experience volatility as investors focus on each economic data release to determine if the economy is growing at an inflationary pace or if it's slowing down. But eventually, we think that interest rates will move down in response to slower economic growth.

WITH THAT BACKDROP IN MIND, HOW WILL YOU POSITION THE FUND?

     We're likely to maintain our current duration position and hold discount bonds as long as we believe that rates will eventually fall. We also plan to continue to work closely with our credit research team to look for attractively valued securities, such as COPs. That approach has helped contribute to our long-term success.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                  AS OF            AS OF
                 8/31/99          2/28/99
AAA               100%              100%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 28 for more information.


TOP FIVE SECTORS (AS OF 8/31/99)
                          % OF FUND INVESTMENTS
COPS/LEASES                         25%
ELECTRIC REVENUE                    13%
TRANSPORTATION REVENUE              11%
WATER AND SEWER REVENUE             10%
TAX ALLOCATION REVENUE              10%


TOP FIVE SECTORS (AS OF 2/28/99)
                          % OF FUND INVESTMENTS
COPS/LEASES                         24%
ELECTRIC REVENUE                    14%
WATER AND SEWER REVENUE             12%
TAX ALLOCATION REVENUE               9%
GO                                   7%

Investment terms are defined in the Glossary on pages 29-30.


16      1-800-345-2021


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.1%
             $  6,000,000  Alameda Corridor Transportation
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/29 (MBIA)               $  5,410,620
                1,000,000  Banning COP, (Wastewater
                              System, Refunding &
                              Improvement), 8.00%, 1/1/19
                              (AMBAC)                                1,237,490
                  900,000  Brea Redevelopment Agency Tax
                              Allocation, (Project AB), 6.125%,
                              8/1/13 (MBIA)                            949,905
                1,250,000  California Health Facilities
                              Financing Auth. Rev., Series
                              1991 A, (Adventist Health),
                              7.00%, 3/1/13 (MBIA)                   1,317,612
                1,470,000  California Public Capital
                              Improvements Financing Auth.
                              Rev., Series 1988 B, (Pooled
                              Project), 8.10%, 3/1/18 (BIGI)         1,497,004
                4,000,000  California Public Works Board
                              Lease Rev., Series 1993 A,
                              (Department of Corrections),
                              5.00%, 12/1/19 (AMBAC)                 3,745,640
                6,000,000  California Public Works Board
                              Lease Rev., Series 1993 D,
                              (Department of Corrections),
                              5.25%, 6/1/15 (FSA)                    5,958,240
                2,565,000  California State GO, 4.50%,
                              12/1/21 (FGIC)                         2,163,731
                6,035,000  California State GO, 4.50%,
                              12/1/24 (FGIC)                         5,032,586
                3,500,000  California State GO, 4.25%,
                              10/1/26 (MBIA)                         2,769,340
                4,135,000  California State Universities and
                              Colleges Rev., 5.75%, 11/1/15
                              (FGIC)                                 4,241,559
                3,925,000  California Statewide Communities
                              Development Auth. Rev. COP,
                              (Gemological Institute), 6.75%,
                              5/1/10 (Connie Lee)                    4,478,464
                7,000,000  California Statewide Communities
                              Development Auth. Rev., Series
                              1998 A, (Sherman Oaks),
                              5.00%, 8/1/22 (AMBAC,
                              California Mortgage Insurance)         6,448,470
                1,520,000  Castaic Lake Water Agency COP,
                              Series 1994 A, (Water System
                              Improvement), 7.00%, 8/1/12
                              (MBIA)                                 1,767,927
                1,200,000  Contra Costa Water District Rev.,
                              Series 1992 E, 6.25%,
                              10/1/12 (AMBAC)                        1,328,700
                1,000,000  East Valley Water District COP,
                              (Treatment Plant), 6.60%,
                              12/1/14 (AMBAC)                        1,073,910

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  2,000,000  Escondido Joint Powers Financing
                              Auth. Rev., 6.125%, 9/1/11
                              (AMBAC)                             $  2,104,600
                2,620,000  Escondido Unified School District
                              COP, 4.75%, 7/1/19 (MBIA)              2,342,411
                1,695,000  Escondido Unified School District
                              COP, 4.75%, 7/1/23 (MBIA)              1,489,583
                2,000,000  Fontana Unified School District
                              GO, Series 1997 D, 5.85%,
                              5/1/22 (FGIC)(1)                       1,908,960
                3,100,000  Foothill-De Anza Community
                              College District COP, 6.25%,
                              9/1/13 (Connie Lee)                    3,302,027
                1,975,000  Fresno Sewer Rev., Series
                              1993 A-1, 6.25%, 9/1/14
                              (AMBAC)                                2,175,028
                1,240,000  Fresno Sewer Rev., Series
                              1993 A-1, 4.75%, 9/1/21
                              (AMBAC)                                1,098,466
                5,000,000  Glendale Hospital Rev., Series
                              1991 A, (Adventist Health),
                              6.75%, 3/1/13 (MBIA)                   5,252,500
                4,830,000  Glendale Unified School District
                              COP, Series 1994 A, 6.50%,
                              3/1/12 (AMBAC)                         5,235,817
                1,340,000  Kern High School District GO,
                              Series 1992 C, 6.25%, 8/1/13
                              (MBIA)(2)                              1,484,385
                3,630,000  Kern High School District GO,
                              Series 1993 D, 7.00%, 8/1/17
                              (MBIA)(2)                              4,055,436
                2,000,000  La Quinta Financing Auth. Lease
                              Rev. COP, (La Quinta City Hall),
                              5.55%, 10/1/18 (MBIA)                  2,027,000
                  790,000  Lake Elsinore Public Financing
                              Auth. Tax Allocation, Series
                              1992 C, (Redevelopment),
                              6.625%, 2/1/00, Prerefunded
                              at 102% of Par (FGIC)(2)                 813,645
                1,500,000  Lakewood Redevelopment
                              Agency Tax Allocation, Series
                              1992 A, (Project No. 1), 6.50%,
                              9/1/17 (FSA)                           1,605,405
                2,260,000  Long Beach Board Financing
                              Auth. Lease Rev., Series
                              1999 A, (Rainbow Harbor),
                              5.25%, 5/1/24 (AMBAC)                  2,135,994
                2,000,000  Long Beach Water Rev., Series
                              1997 A, 5.00%, 5/1/24 (MBIA)           1,821,780
                  400,000  Los Angeles Community
                              Redevelopment Agency
                              Housing Rev., Series 1994 C,
                              7.00%, 1/1/14 (AMBAC)                    427,228
                3,500,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                  3,797,990


See Notes to Financial Statements              www.americancentury.com      17


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  4,000,000  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/15
                              (FSA)                               $  4,332,520
                1,000,000  Los Angeles County
                              Transportation Commission
                              Sales Tax Rev., 6.50%, 7/1/13
                              (AMBAC)                                1,054,990
                3,000,000  Metropolitan Water District of
                              Southern California Waterworks
                              Rev., Series 1996 B, 4.75%,
                              7/1/21 (MBIA)                          2,637,840
                1,915,000  Mid-Peninsula Regional Open
                              Space District Financing Auth.
                              Rev., 5.90%, 9/1/14 (AMBAC)            1,983,787
                5,000,000  Modesto, Stockton, Redding Public
                              Power Agency Rev., Series
                              1989 D, (San Juan), 6.75%,
                              7/1/20 (MBIA)(2)                       5,672,650
                2,810,000  Oakland Redevelopment Agency
                              Tax Allocation, (Central District),
                              5.50%, 2/1/14 (AMBAC)                  2,867,436
                1,940,000  Oakland Unified School District
                              Alameda County GO, Series
                              1999 E, 5.25%, 8/1/21 (MBIA)           1,841,894
                2,700,000  Orange County Financing Auth.
                              Tax Allocation, Series 1992 A,
                              6.25%, 9/1/14 (MBIA)                   2,843,721
                1,950,000  Ramona Municipal Water District
                              COP, 7.20%, 10/1/10 (AMBAC)            2,051,380
                2,000,000  Rancho Cucamonga
                              Redevelopment Agency Tax
                              Allocation, 5.25%, 9/1/20 (FSA)        1,924,940
                1,100,000  Redlands Unified School District
                              COP, 6.00%, 9/1/12 (FSA)               1,140,777
               17,500,000  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1997 K, 5.25%, 7/1/24
                              (AMBAC)                               16,738,750
                  295,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                              1990 A, 6.50%, 11/1/13
                              (MBIA)                                   308,399
                2,210,000  Sacramento Redevelopment
                              Agency Tax Allocation, Series
                              1990 A, 6.50%, 11/1/00,
                              Prerefunded at 102% of Par
                              (MBIA)(2)                              2,323,815
                1,345,000  San Diego Community College
                              District Lease Rev. COP,
                              6.125%, 12/1/06, Prerefunded
                              at 102% of Par (MBIA)(2)               1,502,298
                7,000,000  San Diego County COP, 5.625%,
                              9/1/12 (AMBAC)                         7,271,740
                3,250,000  San Francisco Bay Area Rapid
                              Transportation District Sales Tax
                              Rev., 6.75%, 7/1/00,
                              Prerefunded at 102% of Par
                              (AMBAC)(2)                             3,398,265

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  8,330,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 2, 6.75%,
                              5/1/20 (MBIA)                       $  9,025,638
                1,670,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 2, 6.75%,
                              5/1/03, Prerefunded at 102%
                              of Par (MBIA)(2)                       1,845,784
                2,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 15B, 4.50%,
                              5/1/25 (MBIA)                          1,670,060
                3,500,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 20, 4.50%,
                              5/1/26 (MBIA)                          2,904,615
                6,000,000  San Francisco City and County
                              Airport Commission International
                              Airport Rev., Issue 21, 4.50%,
                              5/1/23 (MBIA)                          5,032,800
                3,500,000  San Mateo County Joint Powers
                              Auth. Lease Rev., (Capital
                              Projects Program), 5.00%,
                              7/1/21 (MBIA)                          3,247,405
                3,535,000  San Mateo County Joint Powers
                              Auth. Lease Rev. COP, (Capital
                              Projects Program), 6.50%,
                              7/1/15 (MBIA)                          3,979,314
                1,000,000  San Mateo County Transportation
                              District Sales Tax Rev., Series
                              1993 A, 5.25%, 6/1/18 (MBIA)             973,740
                1,000,000  San Ysidro School District GO,
                              6.125%, 8/1/21 (AMBAC)                 1,068,050
                3,500,000  Santa Ana Financing Auth. Rev.,
                              Series 1999 B, (South Harbor
                              Boulevard), 5.125%, 9/1/19
                              (MBIA)                                 3,311,560
                2,000,000  Santa Margarita-Dana Point Auth.
                              Rev., Series 1994 B,
                              (Improvement Districts 3, 3A, 4,
                              4A), 7.25%, 8/1/14 (MBIA)              2,401,500
                1,265,000  Sierra Valley Hospital District GO,
                              5.50%, 8/1/23 (MBIA)                   1,242,647
                1,150,000  Simi Valley Unified School District
                              COP, (Refunding & Capital
                              Improvement Projects), 5.25%,
                              8/1/17 (AMBAC)                         1,124,494
                1,800,000  Simi Valley Unified School District
                              COP, (Refunding & Capital
                              Improvement Projects), 5.25%,
                              8/1/22 (AMBAC)                         1,729,243
                2,500,000  South Coast Air Quality
                              Management District Building
                              GO, (Installment Sale
                              Headquarters), 6.00%, 8/1/11
                              (AMBAC)                                2,721,126
                2,500,000  Ukiah Electric Rev., 6.25%,
                              6/1/18 (MBIA)                          2,737,450


18      1-800-345-2021                       See Notes to Financial Statements


California Insured Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
AUGUST 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,445,000  Walnut Valley Unified School
                              District GO, Series 1992 B,
                              6.00%, 8/1/10 (AMBAC)(2)            $  1,577,449
                4,525,000  Woodland COP, (Wastewater
                              System Reference), 5.75%,
                              3/1/12 (AMBAC)                         4,744,011
                                                                  ------------
TOTAL MUNICIPAL SECURITIES                                         203,731,541
                                                                  ------------
   (Cost $201,981,733)

MUNICIPAL DERIVATIVES(3) -- 2.9%
                2,000,000  East Bay Municipal Utility District
                              Wastewater Treatment System
                              Rev., Yield Curve Notes, Inverse
                              Floater, 6.82%, 6/1/13
                              (AMBAC)                                2,052,500

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,000,000  San Diego County Water Auth.
                              Rev. COP, (Reg Rites), Yield
                              Curve Notes, Inverse Floater,
                              7.25%, 4/22/09 (FGIC)               $  1,115,000
                2,750,000  Southern California Public Power
                              Auth. Rev., Yield Curve Notes,
                              Inverse Floater, 6.62%, 7/1/17
                              (FGIC)                                 2,846,250
                                                                  ------------
TOTAL MUNICIPAL DERIVATIVES                                          6,013,750
                                                                  ------------
   (Cost $5,833,405)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $209,745,291
                                                                  ============
   (Cost $207,815,138)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FSA = Financial Security Assurance Inc.

BIGI = Bond Investor's Guaranty Inc.

GO = General Obligation

COP = Certificates of Participation

MBIA = MBIA Insurance Corp.

FGIC = Financial Guaranty Insurance Co.

(1) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Inverse floaters have interest rates that move inversely to market interest rates. Inverse floaters typically have durations longer than long-term bonds, which may cause their value to be more volatile than long-term bonds when interest rates change.


See Notes to Financial Statements               www.americancentury.com      19


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                  HIGH-YIELD       INSURED
AUGUST 31, 1999                                   MUNICIPAL        TAX-FREE

ASSETS
Investment securities, at value
  (identified cost of $348,003,346 and
  $207,815,138, respectively) (Note 3) .....    $ 348,141,458     $ 209,745,291
Interest receivable ........................        6,508,382         3,340,773
                                                -------------     -------------
                                                  354,649,840       213,086,064
                                                -------------     -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................        5,601,612           939,708
Payable for investments purchased ..........        6,720,789              --
Accrued management fees (Note 2) ...........          155,492            91,584
Dividends payable ..........................          203,079           116,991
Payable for trustees' fees and expenses ....              591               369
                                                -------------     -------------
                                                   12,681,563         1,148,652
                                                -------------     -------------
Net Assets .................................    $ 341,968,277     $ 211,937,412
                                                =============     =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................       36,540,790        21,441,721
                                                =============     =============
Net Asset Value Per Share ..................    $        9.36     $        9.88
                                                =============     =============

NET ASSETS CONSIST OF:
Capital paid in ............................    $ 345,146,562     $ 210,396,899
Accumulated net realized loss
  on investment transactions ...............       (3,316,397)         (389,640)
Net unrealized appreciation
  on investments (Note 3) ..................          138,112         1,930,153
                                                -------------     -------------
                                                $ 341,968,277     $ 211,937,412
                                                =============     =============


20      1-800-345-2021                    See Notes to Financial Statements


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

                                                  HIGH-YIELD         INSURED
YEAR ENDED AUGUST 31, 1999                        MUNICIPAL          TAX-FREE

INVESTMENT INCOME
Income:
Interest ...................................     $ 18,673,591      $ 11,726,658
                                                 ------------      ------------

Expenses (Note 2):
Management fees ............................        1,778,084         1,118,237
Trustees' fees and expenses ................           11,914             8,202
                                                 ------------      ------------
                                                    1,789,998         1,126,439
                                                 ------------      ------------

Net investment income ......................       16,883,593        10,600,219
                                                 ------------      ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments ....       (1,869,375)           98,190
Change in net unrealized
  appreciation on investments ..............      (15,057,989)      (14,425,798)
                                                 ------------      ------------

Net realized and unrealized
  loss on investments ......................      (16,927,364)      (14,327,608)
                                                 ------------      ------------

Net Decrease in Net Assets
  Resulting from Operations ................     $    (43,771)     $ (3,727,389)
                                                 ============      ============


See Notes to Financial Statements               www.americancentury.com      21


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED AUGUST 31, 1999 AND AUGUST 31, 1998

                                        HIGH-YIELD MUNICIPAL                INSURED TAX-FREE
Increase (Decrease) in Net Assets       1999            1998              1999            1998
OPERATIONS
Net investment income ............$  16,883,593    $  12,677,129    $  10,600,219    $   9,928,056
Net realized gain (loss)
  on investments .................   (1,869,375)       2,562,512           98,190        1,583,804
Change in net unrealized
  appreciation on investments ....  (15,057,989)       6,311,903      (14,425,798)       5,870,522
                                  -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting
  from operations ................      (43,771)      21,551,544       (3,727,389)      17,382,382
                                  -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......  (16,902,404)     (12,677,129)     (10,600,219)      (9,928,056)
From net realized gains on
  investment transactions ........     (113,197)      (2,545,652)        (779,876)      (2,921,262)
In excess of net realized gains
  on investment transactions .....   (3,316,396)            --           (389,640)            --
                                  -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions .............  (20,331,997)     (15,222,781)     (11,769,735)     (12,849,318)
                                  -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........  183,401,537      181,804,274       78,766,649       82,053,478
Proceeds from reinvestment
  of distributions ...............   14,343,428       11,152,218        8,188,008        8,954,545
Payments for shares redeemed ..... (139,242,460)     (88,275,006)     (75,029,338)     (69,176,578)
                                  -------------    -------------    -------------    -------------
Net increase in net assets from
  capital share transactions .....   58,502,505      104,681,486       11,925,319       21,831,445
                                  -------------    -------------    -------------    -------------

Net increase (decrease)
  in net assets ..................   38,126,737      111,010,249       (3,571,805)      26,364,509

NET ASSETS
Beginning of period ..............  303,841,540      192,831,291      215,509,217      189,144,708
                                  -------------    -------------    -------------    -------------
End of period ....................$ 341,968,277    $ 303,841,540    $ 211,937,412    $ 215,509,217
                                  =============    =============    =============    =============

Undistributed net
  investment income ..............         --      $      18,811             --               --
                                  =============    =============    =============    =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .............................   18,760,200       18,553,052        7,534,351        7,856,824
Issued in reinvestment
  of distributions ...............    1,469,140        1,137,993          785,177          855,798
Redeemed .........................  (14,282,754)      (9,015,907)      (7,203,629)      (6,627,802)
                                  -------------    -------------    -------------    -------------
Net increase .....................    5,946,586       10,675,138        1,115,899        2,084,820
                                  =============    =============    =============    =============


22      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

AUGUST 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. California High-Yield Municipal Fund (High-Yield) and California Insured Tax-Free Fund (Insured) (the funds) are two of the seven funds issued by the trust. The funds are diversified under the 1940 Act. The funds seek income that is exempt from federal and California income taxes. High-Yield seeks to provide as high a level of current income as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income as is consistent with safety of principal through investment in insured California municipal securities. The funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for the funds are declared daily and distributed monthly. Distributions from net realized gains for the funds are declared and paid annually. For the year ended August 31, 1999, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal and California state income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    FUTURES CONTRACTS -- The funds may buy and sell interest rate futures contracts relating to debt securities. Futures transactions may be used to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The funds recognize a realized gain or loss when the contract is closed or expired. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at August 31, 1999.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the trust's distributor. Certain officers of FDI are also officers of the trust.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1925% to 0.3100% and 0.1625% to 0.2800%, for High-Yield and Insured, respectively. The rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended August 31, 1999, the effective annual management fee was 0.54% and 0.51% for High-Yield and Insured, respectively.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, and the trust's transfer agent, American Century Services Corporation.


                                                www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
AUGUST 31, 1999

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for High-Yield and Insured totaled $243,924,904 and $84,501,806, respectively. Sales of investment securities, excluding short-term investments, for High-Yield and Insured totaled $189,374,467 and $70,465,934, respectively.

    As of August 31, 1999, accumulated net unrealized appreciation for High-Yield and Insured was $138,112 and $1,930,153, respectively, which consisted of unrealized appreciation of $7,348,211 and $6,555,115, respectively, and unrealized depreciation of $7,210,099 and $4,624,962, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through August 31, 1999.


24      1-800-345-2021


California High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $      9.93     $      9.68     $      9.27     $      9.11     $      9.06
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.49            0.51            0.55            0.56            0.56
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (0.46)           0.37            0.41            0.16            0.05
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....          0.03            0.88            0.96            0.72            0.61
                                           -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ...........         (0.49)          (0.51)          (0.55)          (0.56)          (0.56)
  From Net Realized Gains ..............         --(1)           (0.12)           --              --              --
  In Excess of Net Realized Gains ......         (0.11)           --              --              --              --
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (0.60)          (0.63)          (0.55)          (0.56)          (0.56)
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $      9.36     $      9.93     $      9.68     $      9.27     $      9.11
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(2) ......................          0.26%           9.35%          10.61%           8.02%           7.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.54%           0.54%           0.50%           0.51%           0.51%
Ratio of Net Investment Income
  to Average Net Assets ................          5.08%           5.23%           5.77%           5.99%           6.30%
Portfolio Turnover Rate ................            59%             36%             46%             36%             40%
Net Assets, End of Period
  (in thousands) .......................   $   341,968     $   303,842     $   192,831     $   144,675     $   116,166

(1)  Per share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      25


California Insured Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED AUGUST 31

                                                1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Period ...   $     10.60     $     10.37     $     10.00     $      9.89     $      9.67
                                           -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ................          0.50            0.51            0.53            0.53            0.53
  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions ..............         (0.66)           0.39            0.37            0.11            0.22
                                           -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations .....         (0.16)           0.90            0.90            0.64            0.75
                                           -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ...........         (0.50)          (0.51)          (0.53)          (0.53)          (0.53)
  From Net Realized Gains ..............         (0.04)          (0.16)           --              --              --
  In Excess of Net Realized Gains ......         (0.02)           --              --              --              --
                                           -----------     -----------     -----------     -----------     -----------
  Total Distributions ..................         (0.56)          (0.67)          (0.53)          (0.53)          (0.53)
                                           -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .........   $      9.88     $     10.60     $     10.37     $     10.00     $      9.89
                                           ===========     ===========     ===========     ===========     ===========
  Total Return(1) ......................         (1.71)%          8.96%           9.25%           6.60%           8.09%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................          0.51%           0.51%           0.48%           0.49%           0.50%
Ratio of Net Investment Income
  to Average Net Assets ................          4.78%           4.91%           5.23%           5.30%           5.54%
Portfolio Turnover Rate ................            32%             31%             46%             43%             40%
Net Assets, End of Period
  (in thousands) .......................   $   211,937     $   215,509     $   189,145     $   191,811     $   178,913

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


26      1-800-345-2021                        See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund and the California Insured Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund and the California Insured Tax-Free Fund (formerly the American Century - Benham California High-Yield Municipal Fund and the American Century - Benham California Insured Tax-Free Fund, respectively) (the "Funds") at August 31, 1999, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the three years in the period ended August 31, 1997, were audited by other auditors, whose report, dated October 3, 1997, expressed an unqualified opinion on those statements. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


                                                PricewaterhouseCoopers LLP

Kansas City, Missouri
October 13, 1999


                                                www.americancentury.com      27


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     CALIFORNIA HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in California municipal securities. The fund typically invests a portion of its assets in lower-quality and unrated securities, which are subject to increased credit risk, default risk and liquidity risk. The fund is managed to maintain an average maturity of 10 years or more.

     CALIFORNIA INSURED TAX-FREE seeks to provide a high level of interest income exempt from both federal and California state income taxes by investing in insured California municipal securities. The fund is managed to maintain an average maturity of 10 years or more. Fund shares are not insured.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     THE LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of more than 2,800 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the California High-Yield Municipal and Insured Tax-Free funds are:

     CALIFORNIA MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 65% of assets in securities that are exempt from taxation in California.

     CALIFORNIA INSURED MUNICIPAL DEBT FUNDS (Insured Tax-Free) -- funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       DAVE MACEWEN
       STEVEN PERMUT
  Credit Research Manager
       STEVEN PERMUT

CREDIT RATING GUIDELINES

       CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

       SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. CALIFORNIA HIGH-YIELD MUNICIPAL MAY INVEST MORE THAN 50% OF ITS PORTFOLIO IN SECURITIES THAT ARE BELOW INVESTMENT GRADE OR NOT RATED. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR
DEFINITIONS:

*   AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*   BBB--GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB--LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

* IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


28      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 25-26.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* 30-DAY TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free 30-day SEC yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.) TYPES OF MUNICIPAL SECURITIES

* COPS (CERTIFICATES OF PARTICIPATION)/ LEASES --securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

* GO (GENERAL OBLIGATION) BONDS -- securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

* PREREFUNDED/ETM BONDS -- securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                www.americancentury.com      29


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


30      1-800-345-2021

Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      31

Notes
--------------------------------------------------------------------------------


32      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                                    Funds Distributor, Inc. is
9910                                 the distributor of American Century funds
SH-ANN-18084                     (c)1999 American Century Services Corporation